                            GT GLOBAL INCOME FUNDS:
                                 ADVISOR CLASS
                          PROSPECTUS -- MARCH 1, 1997
--------------------------------------------------------------------------------

GT GLOBAL GOVERNMENT INCOME FUND ("GOVERNMENT INCOME FUND") seeks a high level of current income by investing primarily in high quality U.S. and foreign government debt securities. The Fund's secondary objectives are capital appreciation and protection of principal through active management of its maturity structure and currency exposure.

GT GLOBAL STRATEGIC INCOME FUND ("STRATEGIC INCOME FUND") primarily seeks high current income and secondarily seeks capital appreciation. The Fund allocates its assets among debt securities of issuers in: (1) the United States; (2) developed foreign countries; and (3) emerging markets.

GT GLOBAL HIGH INCOME FUND ("HIGH INCOME FUND") primarily seeks high current income and secondarily seeks capital appreciation by investing all of its investable assets in the Global High Income Portfolio ("Portfolio"), which, in turn, invests primarily in the debt securities of issuers located in emerging markets. The Portfolio's investment objectives are identical to those of the Fund.

Individually, a "Fund" and, collectively, the "Funds."

There can be no assurance that any Fund or the Portfolio will achieve its investment objectives. The investment experience of High Income Fund will correspond directly with the investment experience of the Portfolio.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

The Funds and the Portfolio are managed and/or administered by Chancellor LGT Asset Management, Inc. (the "Manager"). The Manager and its worldwide affiliates are part of the Liechtenstein Global Trust, a global provider of asset management and private banking products and services to individual and institutional investors.

The Funds are designed for long-term investors and not as trading vehicles, do not represent a complete investment program and are not suitable for all investors. An investment in any of the Funds involves risk factors that should be reviewed carefully by potential investors. The Strategic Income Fund and the Portfolio both are authorized to borrow money for investment purposes, which would increase the volatility of their performance and involves additional risks. See "Investment Objectives and Policies" and "Risk Factors."

THE STRATEGIC INCOME FUND INVESTS UP TO 50% OF ITS TOTAL ASSETS, AND THE GLOBAL HIGH INCOME PORTFOLIO INVESTS UP TO 100% OF ITS TOTAL ASSETS, IN LOWER QUALITY AND UNRATED FOREIGN GOVERNMENT BONDS WHOSE CREDIT QUALITY IS GENERALLY CONSIDERED THE EQUIVALENT OF U.S. CORPORATE DEBT SECURITIES COMMONLY KNOWN AS "JUNK BONDS." INVESTMENTS OF THIS TYPE ARE SUBJECT TO A GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST. PURCHASERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THESE FUNDS. SEE "INVESTMENT OBJECTIVES AND POLICIES" AND "RISK FACTORS."

Shares offered by this Prospectus are available for purchase only by certain investors and are offered at net asset value without the imposition of a front-end or contingent deferred sales charge or Rule 12b-1 fees.

This Prospectus sets forth concisely information an investor should know before investing and should be read carefully and retained for future reference. A Statement of Additional Information, dated March 1, 1997, has been filed with the Securities and Exchange Commission ("SEC") and, as supplemented or amended from time to time, is incorporated herein by reference. The Statement of Additional Information is available without charge by writing to the Funds at 50 California Street, 27th Floor, San Francisco, California 94111, or by calling
(800) 824-1580.

FOR FURTHER INFORMATION, CALL (800) 824-1580 OR CONTACT YOUR FINANCIAL ADVISER.

[LOGO]

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
 AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS
   THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
     COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
             ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               Prospectus Page 1

                             GT GLOBAL INCOME FUNDS

                               TABLE OF CONTENTS
------------------------------------------------------------

                                                                                              Page
                                                                                            ---------
Prospectus Summary........................................................................          3
Financial Highlights......................................................................          6
Investment Objectives and Policies........................................................         12
Risk Factors..............................................................................         21
How to Invest.............................................................................         27
How to Make Exchanges.....................................................................         29
How to Redeem Shares......................................................................         30
Shareholder Account Manual................................................................         32
Calculation of Net Asset Value............................................................         33
Dividends, Other Distributions and Federal Income Taxation................................         33
Management................................................................................         35
Other Information.........................................................................         38
Appendix A -- Description of Debt Ratings.................................................         41

                               Prospectus Page 2

                             GT GLOBAL INCOME FUNDS

                               PROSPECTUS SUMMARY
------------------------------------------------------------
The following summary is qualified in its entirety by the more detailed information appearing in the body of this Prospectus.

The Funds and the Portfolio:   Each Fund is a non-diversified series of G.T. Investment Funds,
                               Inc. (the "Company"). The Portfolio is a non-diversified, open-end management investment company.
Investment Objectives:         The Government Income Fund primarily seeks high current income and secondarily seeks capital appreciation and protection of
                               principal. The Strategic Income Fund and the High Income Fund
                               primarily seek high current income and secondarily seek capital appreciation.
Principal Investments:         The Government Income Fund invests primarily in high quality U.S.
                               and foreign government debt obligations.
                               The Strategic Income Fund allocates its assets among debt
                               securities of issuers in: (1) the United States; (2) developed foreign countries; and (3) emerging markets, and selects
                               particular securities in each sector based on their relative investment merit.
                               The High Income Fund invests all of its investable assets in the
                               Portfolio, which, in turn, invests primarily in debt securities of issuers located in emerging markets.
Principal Risk Factors:        There is no assurance that the Funds or the Portfolio will achieve their investment objectives. Each Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its or its corresponding Portfolio's portfolio holdings. The value of debt securities held by the Government Income Fund, the Strategic
                               Income Fund and the Portfolio generally fluctuates with interest rate movements.
                               The Government Income Fund, the Strategic Income Fund and the
                               Portfolio will invest in foreign securities. Investments in foreign securities involve risks relating to political and economic developments abroad and the differences between the regulations to which U.S. and foreign issuers are subject.
                               Individual foreign economies also may differ favorably or unfavor-
                               ably from the U.S. economy. Changes in foreign currency exchange rates will affect a Fund's or the Portfolio's net asset value, earnings and gains and losses realized on sales of securities.
                               Securities of foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S.
                               companies. The Portfolio will normally invest at least 65% of its total assets in debt securities of issuers in emerging markets and the Strategic Income Fund may invest in such securities. Such investments entail greater risk than investing in securities of issuers in developed markets.
                               The Government Income Fund, the Strategic Income Fund and the
                               Portfolio may engage in certain foreign currency, options and futures transactions to attempt to hedge against the overall level of investment and currency risk associated with its present or planned investments. Such transactions involve certain risks and transaction costs.

                               Prospectus Page 3

                             GT GLOBAL INCOME FUNDS

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------

                               The Strategic Income Fund may invest up to 50% of its total assets, and the Portfolio may invest up to 100% of its total assets, in debt securities rated below investment grade or, if not rated, determined by the Manager to be of comparable quality.
                               Investments of this type are subject to greater risk of loss of principal and interest.
                               See "Investment Objectives and Policies" and "Risk Factors."
Investment Manager:            The Manager is part of Liechtenstein Global Trust, a provider of global asset management and private banking products and services to individual and institutional investors, entrusted with
                               approximately $84 billion in total assets as of December 31, 1996.
                               The Manager and its worldwide asset management affiliates maintain fully staffed investment offices in Frankfurt, Hong Kong, London,
                               New York, San Francisco, Singapore, Sydney, Tokyo and Toronto. See
                               "Management."
                               Advisor Class shares are offered through a separate Prospectus to
Advisor Class Shares:          (a) trustees or other fiduciaries purchasing shares for employee benefit plans which are sponsored by organizations which have at least 1,000 employees; (b) any account with assets of at least
                               $10,000 if (i) a financial planner, trust company, bank trust department or registered investment adviser has investment discretion over such account, and (ii) the account holder pays such person as compensation for its advice and other services an annual fee of at least .50% on the assets in the account; (c) any account with assets of a least $10,000 if (i) such account is established under a "wrap fee" program, and (ii) the account holder pays the sponsor of such program an annual fee of at least
                               .50% on the assets in the account; (d) accounts advised by one of the companies composing or affiliated with Liechtenstein Global
                               Trust; and (e) any of the companies composing or affiliated with
                               Liechtenstein Global Trust.
Shares Available Through:      Advisor Class shares of each Fund's common stock are available through Financial Advisors (as defined herein) that have entered into agreements with the Funds' distributor, GT Global, Inc. ("GT
                               Global") or certain of its affiliates. See "How to Invest" and
                               "Shareholder Account Manual."
Exchange Privileges:           Advisor Class shares of a Fund may only be exchanged for Advisor
                               Class shares of other GT Global Mutual Funds, which are open-end management investment companies advised and/or administered by the
                               Manager. See "How to Make Exchanges" and "Shareholder Account
                               Manual."
Redemptions:                   Shares may be redeemed through the Funds' transfer agent, GT
                               Global Investor Services, Inc. ("Transfer Agent"). See "How to
                               Redeem Shares" and "Shareholder Account Manual."
Dividends and Other            Dividends are paid monthly from net investment income; other
  Distributions:               distributions are paid annually from net short term capital gain, net capital gain and net gains from foreign currency transactions, if any.
Reinvestment:                  Dividends and other distributions may be reinvested automatically in Advisor Class shares of the distributing Fund or in Advisor
                               Class shares of other GT Global Mutual Funds.

Net Asset Values:              Advisor Class shares are expected to be quoted daily in the financial section of most newspapers.


                               Prospectus Page 4

                             GT GLOBAL INCOME FUNDS

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------

SUMMARY OF INVESTOR COSTS. The expenses and maximum transaction costs associated with investing in the Advisor Class shares of the Funds are reflected in the following tables (1):

                                                                              GOVERNMENT        STRATEGIC       HIGH INCOME
                                                                              INCOME FUND      INCOME FUND         FUND
                                                                            ---------------  ---------------  ---------------
                                                                             ADVISOR CLASS    ADVISOR CLASS    ADVISOR CLASS
                                                                            ---------------  ---------------  ---------------
SHAREHOLDER TRANSACTION COSTS:
  Maximum sales charge on purchases of shares (as a % of offering
    price)................................................................          None             None             None
  Sales charges on reinvested distributions to shareholders...............          None             None             None
  Maximum deferred sales charge (as a % of net asset value at time of
    purchase or sale, whichever is less)..................................          None             None             None
  Redemption charges......................................................          None             None             None
  Exchange fees:
    -- On first four exchanges each year..................................          None             None             None
    -- On each additional exchange........................................     $    7.50        $    7.50        $    7.50

ANNUAL FUND OPERATING EXPENSES(2):
  (AS A % OF AVERAGE NET ASSETS)
  Investment management and administration fees...........................          0.72%            0.72%            0.99%
  12b-1 distribution and service fees.....................................          None             None             None
  Other expenses..........................................................          0.32%            0.33%            0.35%
                                                                                   -----            -----            -----
  Total Fund Operating Expenses...........................................          1.04%            1.05%            1.34%
                                                                                   -----            -----            -----
                                                                                   -----            -----            -----

HYPOTHETICAL EXAMPLE OF EFFECT OF EXPENSES:

An investor would have directly or indirectly paid the following expenses at the end of the periods shown on a $1,000 investment in the Funds, assuming a 5% annual return:

                                                                 ONE YEAR     THREE YEARS     FIVE YEARS     TEN YEARS
                                                                  -----          ------         -----          -----
Government Income Fund
  Advisor Class Shares......................................   $        10    $        34    $        59    $       130
Strategic Income Fund
  Advisor Class Shares......................................   $        11    $        34    $        59    $       131
High Income Fund
  Advisor Class Shares......................................   $        13    $        43    $        75    $       165

------------------------

(1) THESE TABLES ARE INTENDED TO ASSIST INVESTORS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES ASSOCIATED WITH INVESTING IN A FUND. THE "HYPOTHETICAL EXAMPLE" IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. THE FUNDS' AND THE PORTFOLIO'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The tables and the assumption in the Hypothetical Example of a 5% annual return are required by regulation of the SEC applicable to all mutual funds; the 5% annual return is not a prediction of and does not represent the Funds' or the Portfolio's projected or actual performance.

(2) Expenses are based on the Funds' fiscal year ended October 31, 1996. "Other expenses" include custody, transfer agent, legal, audit and other operating expenses. See "Management" herein and the Statement of Additional Information for more information. Investors purchasing Advisor Class shares through financial planners, trust companies, bank trust departments or registered investment advisers, or under a "wrap fee" program, will be subject to additional fees charged by such entities or by the sponsors of such programs. Where any account advised by one of the companies composing or affiliated with Liechtenstein Global Trust invests in Advisor Class shares of a Fund, such account shall not be subject to duplicative advisory fees. The Board of Directors of the Company believes that the aggregate per share expenses of the High Income Fund and the Portfolio will be less than or approximately equal to the expenses which the Fund would incur if the assets of that Fund were invested directly in the type of securities being held by the Portfolio.

                               Prospectus Page 5

                             GT GLOBAL INCOME FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The tables below provide condensed financial information concerning income and capital changes for one share of each class of shares of each Fund for the periods shown. For the period March 29, 1988 (commencement of operations) to October 21, 1992, the Strategic Income Fund was named G.T. Global Bond Fund and operated under different investment objectives, policies and limitations. This information is supplemented by the financial statements and accompanying notes appearing in the Statement of Additional Information. The financial statements and notes for fiscal year ended October 31, 1996 and each of the preceding four years have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon also is included in the Statement of Additional Information.

                             GOVERNMENT INCOME FUND

                                                                     CLASS A+
                           ---------------------------------------------------------------------------------------------
                                                              YEAR ENDED OCTOBER 31,
                           ---------------------------------------------------------------------------------------------
                             1996       1995(C)     1994(C)     1993(C)      1992        1991        1990        1989
                           ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Per Share Operating
 Performance:
Net asset value,
 beginning of
 period..................  $   8.81    $   8.63    $  11.07    $   9.83    $  10.29    $  10.46    $  10.45    $  10.86
                           ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Income from investment
 operations:
  Net investment
   income................      0.57        0.62        0.65        0.74        0.92        0.99        1.18        1.15
  Net realized and
   unrealized gain (loss)
   on investments........      0.03        0.15       (1.52)       1.34       (0.31)      (0.07)      (0.02)      (0.35)
                           ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
    Net increase
     (decrease) from
     investment
     operations..........      0.60        0.77       (0.87)       2.08        0.61        0.92        1.16        0.80
                           ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Distributions:
  From net investment
   income................     (0.57)      (0.59)      (0.65)      (0.74)      (0.83)      (1.00)      (1.15)      (1.20)
  From net realized gain
   on investments........     (0.10)      (0.00)      (0.27)      (0.00)      (0.13)      (0.09)      (0.00)      (0.00)
  In excess of net
   realized gain on
   investments...........     (0.00)      (0.00)      (0.55)      (0.00)      (0.00)      (0.00)      (0.00)      (0.00)
  Return of capital......     (0.00)      (0.00)      (0.10)      (0.00)      (0.00)      (0.00)      (0.00)      (0.00)
  From sources other than
   net investment
   income................     (0.00)      (0.00)      (0.00)      (0.10)      (0.11)      (0.00)      (0.00)      (0.01)
                           ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
    Total
     distributions.......     (0.67)      (0.59)      (1.57)      (0.84)      (1.07)      (1.09)      (1.15)      (1.21)
                           ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Net asset value, end of
 period..................  $   8.74    $   8.81    $   8.63    $  11.07    $   9.83    $  10.29    $  10.46    $  10.45
                           ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
                           ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Total investment return
 (d).....................      7.11%       9.22%      (8.87)%      21.9%        6.3%        9.4%       11.9%        7.2%
Ratios and supplemental
 data:
Net assets, end of period
 (in 000's)..............  $240,945    $385,404    $502,094    $708,301    $623,387    $399,200    $259,726    $122,526
Ratio of net investment
 income to average net
 assets..................      6.52%       6.98%       6.87%        7.1%        9.0%        9.5%       11.4%       10.7%
Ratio of expenses to
 average net assets:
  With expense
   reductions............      1.34%       1.35%       1.33%        1.4%        1.6%        1.6%        1.8%        1.7%
  Without expense
   reductions............      1.39%       1.38%         --%**       --%**       --%**       --%**       --%**       --%**
Portfolio turnover
 rate ++++...............       268%        385%        625%        495%        351%        326%        334%        413%

------------------------------

+ All capital shares issued and outstanding as of October 21, 1992 were reclassified as Class A shares.

+++  Commencing June 1, 1995, the Fund began offering Advisor Class shares.

++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

* Net of $0.01 per share of Fund operating expenses reimbursed by the Manager.

** Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.

(a)  Not annualized.

(b)  Annualized.
(c) These selected per share data were calculated based upon weighted average shares outstanding during the period.

(d)  Total investment return does not include sales charges.

                               Prospectus Page 6

                             GT GLOBAL INCOME FUNDS

                             GOVERNMENT INCOME FUND
                                  (CONTINUED)

                                   CLASS A+                               CLASS B++
                                --------------   -----------------------------------------------------------
                                MARCH 29, 1988
                                (COMMENCEMENT
                                      OF                                                         OCTOBER 22,
                                OPERATIONS) TO              YEAR ENDED OCTOBER 31,                 1992 TO
                                 OCTOBER 31,     ---------------------------------------------   OCTOBER 31,
                                     1988          1996       1995(C)     1994(C)     1993(C)       1992
                                --------------   ---------   ---------   ---------   ---------   -----------
Per Share Operating
 Performance:
Net asset value, beginning of
 period.......................     $ 11.43       $   8.80    $   8.64    $  11.07    $   9.83     $  9.87
                                --------------   ---------   ---------   ---------   ---------   -----------
Income from investment
 operations:
  Net investment income.......        0.49*          0.51        0.55        0.59        0.67        0.02
  Net realized and unrealized
   gain (loss) on
   investments................       (0.44)          0.04        0.14       (1.52)       1.34       (0.06)
                                --------------   ---------   ---------   ---------   ---------   -----------
    Net increase (decrease)
     from investment
     operations...............        0.05           0.55        0.69       (0.93)       2.01       (0.04)
                                --------------   ---------   ---------   ---------   ---------   -----------
Distributions:
  From net investment
   income.....................       (0.49)         (0.51)      (0.53)      (0.59)      (0.67)      (0.00)
  From net realized gain on
   investments................       (0.12)         (0.10)      (0.00)      (0.27)      (0.00)      (0.00)
  In excess of net realized
   gain on investments........       (0.00)         (0.00)      (0.00)      (0.54)      (0.00)      (0.00)
  Return of capital...........       (0.00)         (0.00)      (0.00)      (0.10)      (0.00)      (0.00)
  From sources other than net
   investment income..........       (0.01)         (0.00)      (0.00)      (0.00)      (0.10)      (0.00)
                                --------------   ---------   ---------   ---------   ---------   -----------
    Total distributions.......       (0.62)         (0.61)      (0.53)      (1.50)      (0.77)      (0.00)
                                --------------   ---------   ---------   ---------   ---------   -----------
Net asset value, end of
 period.......................     $ 10.86       $   8.74    $   8.80    $   8.64    $  11.07     $  9.83
                                --------------   ---------   ---------   ---------   ---------   -----------
                                --------------   ---------   ---------   ---------   ---------   -----------
Total investment return (d)...         1.1%(a)       6.54%       8.22%      (9.39)%      21.1%       (0.4)%(a)
Ratios and supplemental data:
Net assets, end of period (in
 000's).......................     $57,063       $166,577    $235,481    $262,405    $182,972     $ 2,624
Ratio of net investment income
 to average net assets........        7.41%*(b)      5.87%       6.33%       6.22%        6.5%        8.0%(b)
Ratio of expenses to average
 net assets:
  With expense reductions.....        1.80%*(b)      1.99%       2.00%       1.98%        2.0%        1.9%(b)
  Without expense reductions..          --%**        2.04%       2.03%         --%**       --%**       --%**
Portfolio turnover rate ++++..         291%(b)        268%        385%        625%        495%        351%

                                     ADVISOR CLASS+++
                                --------------------------

                                              JUNE 1, 1995
                                YEAR ENDED         TO
                                OCTOBER 31,   OCTOBER 31,
                                   1996         1995(C)
                                -----------   ------------
Per Share Operating
 Performance:
Net asset value, beginning of
 period.......................   $   8.80       $  8.98
                                -----------   ------------
Income from investment
 operations:
  Net investment income.......       0.60          0.26
  Net realized and unrealized
   gain (loss) on
   investments................       0.03         (0.19)
                                -----------   ------------
    Net increase (decrease)
     from investment
     operations...............       0.63          0.07
                                -----------   ------------
Distributions:
  From net investment
   income.....................      (0.60)        (0.25)
  From net realized gain on
   investments................      (0.10)        (0.00)
  In excess of net realized
   gain on investments........      (0.00)        (0.00)
  Return of capital...........      (0.00)        (0.00)
  From sources other than net
   investment income..........      (0.00)        (0.00)
                                -----------   ------------
    Total distributions.......      (0.70)        (0.25)
                                -----------   ------------
Net asset value, end of
 period.......................   $   8.73       $  8.80
                                -----------   ------------
                                -----------   ------------
Total investment return (d)...       7.49%         0.83%(a)
Ratios and supplemental data:
Net assets, end of period (in
 000's).......................   $     86       $   131
Ratio of net investment income
 to average net assets........       6.87%         7.33%(b)
Ratio of expenses to average
 net assets:
  With expense reductions.....       0.99%         1.00%(b)
  Without expense reductions..       1.04%         1.03%(b)
Portfolio turnover rate ++++..        268%          385%

------------------------------

+ All capital shares issued and outstanding as of October 21, 1992 were reclassified as Class A shares.

++   Commencing October 22, 1992, the Fund began offering Class B shares.

+++  Commencing June 1, 1995, the Fund began offering Advisor Class shares.

++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

* Net of $0.01 per share of Fund operating expenses reimbursed by the Manager.

** Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.

(a)  Not annualized.

(b)  Annualized.

(c) These selected per share data were calculated based upon weighted average shares outstanding during the period.

(d)  Total investment return does not include sales charges.

                               Prospectus Page 7

                             GT GLOBAL INCOME FUNDS

                             STRATEGIC INCOME FUND

                                                                        CLASS A+
                              --------------------------------------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                              --------------------------------------------------------------------------------------------
                                 1996         1995(C)        1994         1993(C)        1992         1991         1990
                              -----------   -----------   -----------   -----------   ----------   ----------   ----------
Per Share Operating
 Performance:
Net asset value, beginning
 of period..................  $     10.32   $     10.88   $     13.61   $     11.25   $    10.91   $    11.20   $    11.17
                              -----------   -----------   -----------   -----------   ----------   ----------   ----------
Income from investment
 operations:
  Net investment income.....         0.89          0.97          0.79          0.96         0.86         0.84*        1.04*
  Net realized and
   unrealized gain (loss) on
   investments..............         1.44         (0.69)        (2.14)         2.85         0.31        (0.02)       (0.17)
                              -----------   -----------   -----------   -----------   ----------   ----------   ----------
    Net increase (decrease)
     from investment
     operations.............         2.33          0.28         (1.35)         3.81         1.17         0.82         0.87
                              -----------   -----------   -----------   -----------   ----------   ----------   ----------
Distributions:
  From net investment
   income...................        (0.82)        (0.80)        (0.79)        (0.96)       (0.83)       (0.60)       (0.84)
  From net realized gain on
   investments..............        (0.00)        (0.00)        (0.38)        (0.37)       (0.00)       (0.51)       (0.00)
  In excess of net
   investment income........        (0.07)        (0.00)        (0.00)        (0.00)       (0.00)       (0.00)       (0.00)
  Return of capital.........        (0.00)        (0.04)        (0.21)        (0.00)       (0.00)       (0.00)       (0.00)
  From sources other than
   net investment income....        (0.00)        (0.00)        (0.00)        (0.12)       (0.00)       (0.00)       (0.00)
                              -----------   -----------   -----------   -----------   ----------   ----------   ----------
    Total distributions.....        (0.89)        (0.84)        (1.38)        (1.45)       (0.83)       (1.11)       (0.84)
                              -----------   -----------   -----------   -----------   ----------   ----------   ----------
Net asset value, end of
 period.....................  $     11.76   $     10.32   $     10.88   $     13.61   $    11.25   $    10.91   $    11.20
                              -----------   -----------   -----------   -----------   ----------   ----------   ----------
                              -----------   -----------   -----------   -----------   ----------   ----------   ----------
Total investment return
 (d)........................        23.00%         3.06%       (10.44)%        37.0%        11.1%         7.7%         8.3%
Ratios and supplemental
 data:
Net assets, end of period
 (in 000's).................  $   185,126   $   188,165   $   275,241   $   287,870   $   83,849   $   55,967   $   44,545
Ratio of net investment
 income to average net
 assets.....................         8.09%         9.64%         6.74%          7.2%         7.6%         7.2%*        9.6%*
Ratio of expenses to average
 net assets:
  With expense reductions...         1.38%         1.42%         1.40%          1.7%         1.8%         1.9%*        1.9%*
  Without expense
   reductions...............         1.40%         1.45%          %--(f)         %--(f)        %--(f)        %--(f)        %--(f)
Ratio of interest expenses
 to average net assets......          N/A           N/A          0.10%          N/A          N/A          N/A          N/A
Portfolio turnover
 rate+++....................          177%          238%          583%          310%         418%         630%         501%


                                           MARCH 29, 1988
                                           (COMMENCE-MENT
                                                 OF
                                           OPERATIONS) TO
                                             OCTOBER 31,
                                 1989           1988
                              ----------   ---------------
Per Share Operating
 Performance:
Net asset value, beginning
 of period..................  $    11.25   $    11.43
                              ----------   ---------------
Income from investment
 operations:
  Net investment income.....        0.82*        0.45*
  Net realized and
   unrealized gain (loss) on
   investments..............       (0.10)       (0.24)
                              ----------   ---------------
    Net increase (decrease)
     from investment
     operations.............        0.72         0.21
                              ----------   ---------------
Distributions:
  From net investment
   income...................       (0.80)       (0.39)
  From net realized gain on
   investments..............       (0.00)       (0.00)
  In excess of net
   investment income........       (0.00)       (0.00)
  Return of capital.........       (0.00)       (0.00)
  From sources other than
   net investment income....       (0.00)       (0.00)
                              ----------   ---------------
    Total distributions.....       (0.80)       (0.39)
                              ----------   ---------------
Net asset value, end of
 period.....................  $    11.17   $    11.25
                              ----------   ---------------
                              ----------   ---------------
Total investment return
 (d)........................         6.8%         1.2%(a)
Ratios and supplemental
 data:
Net assets, end of period
 (in 000's).................  $   37,820   $   21,830
Ratio of net investment
 income to average net
 assets.....................         7.7%*       7.22%*(e)
Ratio of expenses to average
 net assets:
  With expense reductions...         1.8%*       1.70%*(e)
  Without expense
   reductions...............         %--(f)         --%(f)
Ratio of interest expenses
 to average net assets......         N/A          N/A
Portfolio turnover
 rate+++....................         385%         340%

------------------------------

+ All capital shares issued and outstanding as of October 21, 1992 were reclassified as Class A shares.

+++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

* Includes reimbursement by the Manager of Fund operating expenses of $0.01, $0.04, $0.02 and 0.05 for the year ended October 31, 1991, 1990, 1989 and
    1988, respectively. Without such reimbursements, the expense ratios would have been 1.92%, 2.20%, 2.02% and 2.42% and the ratio of net investment income to average net assets would have been 7.16%, 9.26%, 7.56% and 6.42% for the year ended October 31, 1991, 1990, 1989 and 1988, respectively.

**  Commencing June 1, 1995, the Fund began offering Advisor Class shares.

(a) Not annualized.

(b) Ratios are not meaningful due to short period of operation of Class B shares.

(c) These selected per share data were calculated based upon weighted average shares outstanding during the period.

(d) Total investment return does not include sales charges.

(e) Annualized.

(f) Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.

N/A Not applicable.

                               Prospectus Page 8

                             GT GLOBAL INCOME FUNDS

                             STRATEGIC INCOME FUND
                                    (CONTINUED)

                                                                   CLASS B++                              ADVISOR CLASS**
                                          -----------------------------------------------------------   --------------------
                                                                                                                    JUNE 1,
                                                                                          OCTOBER 22,     YEAR      1995 TO
                                                     YEAR ENDED OCTOBER 31,                 1992 TO       ENDED     OCTOBER
                                          ---------------------------------------------   OCTOBER 31,    OCTOBER      31,
                                            1996       1995(C)     1994(C)     1993(C)       1992       31, 1996    1995(C)
                                          ---------   ---------   ---------   ---------   -----------   ---------   --------
Per Share Operating Performance:
Net asset value, beginning of period....  $  10.33    $  10.88    $  13.60    $  11.24     $ 11.36      $  10.33    $ 10.32
                                          ---------   ---------   ---------   ---------   -----------   ---------   --------
Income from investment operations:
  Net investment income.................      0.82        0.91        0.73        0.89        0.01          0.93       0.41
  Net realized and unrealized gain
   (loss) on investments................      1.44       (0.69)      (2.14)       2.85       (0.13)         1.44      (0.04)
                                          ---------   ---------   ---------   ---------   -----------   ---------   --------
    Net increase (decrease) from
     investment operations..............      2.26        0.22       (1.41)       3.74       (0.12)         2.37       0.37
Distributions:
  From net investment income............     (0.75)      (0.73)      (0.72)      (0.89)      (0.00)        (0.86)     (0.34)
  From net realized gain on
   investments..........................     (0.00)      (0.00)      (0.38)      (0.37)      (0.00)        (0.00)     (0.00)
  In excess of net investment income....     (0.07)      (0.00)      (0.00)      (0.00)      (0.00)        (0.07)     (0.00)
  Return of capital.....................     (0.00)      (0.04)      (0.21)      (0.00)      (0.00)        (0.00)     (0.02)
  From sources other than net investment
   income...............................     (0.00)      (0.00)      (0.00)      (0.12)      (0.00)        (0.00)     (0.00)
                                          ---------   ---------   ---------   ---------   -----------   ---------   --------
    Total distributions.................     (0.82)      (0.77)      (1.31)      (1.38)      (0.00)        (0.93)     (0.36)
                                          ---------   ---------   ---------   ---------   -----------   ---------   --------
Net asset value, end of period..........  $  11.77    $  10.33    $  10.88    $  13.60     $ 11.24      $  11.77    $ 10.33
                                          ---------   ---------   ---------   ---------   -----------   ---------   --------
                                          ---------   ---------   ---------   ---------   -----------   ---------   --------
Total investment return (d).............     22.15%       2.48%     (11.02)%      36.2%       (1.1)%(a)    23.39%      3.72%(a)
Ratios and supplemental data:
  Net assets, end of period (in
   000's)...............................  $333,178    $357,852    $458,550    $310,431     $   533      $    479    $   443
  Ratio of net investment income to
   average net assets...................      7.44%       8.99%       6.09%        6.5%        N/A(b)       8.44%      9.99%(e)
Ratio of expenses to average net assets:
  With expense reductions...............      2.03%       2.07%       2.05%        2.4%        N/A(b)       1.03%      1.07%(e)
  Without expense reductions............      2.05%       2.10%         --%(f)       --%(f)       --%(f)     1.05%     1.10%(e)
Ratio of interest expenses to average
 net assets.............................       N/A         N/A        0.10%        N/A         N/A           N/A        N/A
Portfolio turnover rate+++..............       177%        238%        583%        310%        418%          177%       238%

------------------------------

++  Commencing October 22, 1992, the Fund began offering Class B shares.

+++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

* Includes reimbursement by the Manager of Fund operating expenses of $0.01, $0.04, $0.02 and 0.05 for the year ended October 31, 1991, 1990, 1989 and
    1988, respectively. Without such reimbursements, the expense ratios would have been 1.92%, 2.20%, 2.02% and 2.42% and the ratio of net investment income to average net assets would have been 7.16%, 9.26%, 7.56% and 6.42% for the year ended October 31, 1991, 1990, 1989 and 1988, respectively.

**  Commencing June 1, 1995, the Fund began offering Advisor Class shares.

(a) Not annualized.

(b) Ratios are not meaningful due to short period of operation of Class B shares.

(c) These selected per share data were calculated based upon weighted average shares outstanding during the period.

(d) Total investment return does not include sales charges.

(e) Annualized.

(f) Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.

N/A Not applicable.

                               Prospectus Page 9

                             GT GLOBAL INCOME FUNDS

                                HIGH INCOME FUND

                                                                               CLASS A
                                                     ------------------------------------------------------------
                                                                                                 OCTOBER 22, 1992
                                                                                                  (COMMENCEMENT
                                                              YEAR ENDED OCTOBER 31,              OF OPERATIONS)
                                                     -----------------------------------------    TO OCTOBER 31,
                                                       1996       1995     1994(C)    1993(C)          1992
                                                     --------   --------   --------   --------   ----------------
Per Share Operating Performance:
Net asset value, beginning of year................   $  11.70   $  12.56   $  14.92   $  11.43        $11.43
                                                     --------   --------   --------   --------       -------
Income from investment operations:
  Net investment income...........................       1.27       1.35       0.94       0.78          0.00
  Net realized and unrealized gain (loss) on
   investments....................................       3.09      (1.09)     (1.87)      3.92          0.00
                                                     --------   --------   --------   --------       -------
    Net increase (decrease) from investment
     operations...................................       4.36       0.26      (0.93)      4.70          0.00
                                                     --------   --------   --------   --------       -------
Distributions:
  From net investment income......................      (1.11)     (1.03)     (0.94)     (0.78)        (0.00)
  From net realized gain on investments...........      (0.10)     (0.03)     (0.27)     (0.00)        (0.00)
  In excess of net realized gain on investments...      (0.00)     (0.00)     (0.22)     (0.00)        (0.00)
  From sources other than net investment income...      (0.00)     (0.00)     (0.00)     (0.43)        (0.00)
  Return of capital...............................      (0.00)     (0.06)     (0.00)     (0.00)        (0.00)
                                                     --------   --------   --------   --------       -------
    Total distributions...........................      (1.21)     (1.12)     (1.43)     (1.21)        (0.00)
                                                     --------   --------   --------   --------       -------
Net asset value, end of year......................   $  14.85   $  11.70   $  12.56   $  14.92        $11.43
                                                     --------   --------   --------   --------       -------
                                                     --------   --------   --------   --------       -------
Total investment return (e).......................      39.05%      2.81%     (6.45)%     43.6%          0.0%(b)
                                                     --------   --------   --------   --------       -------
                                                     --------   --------   --------   --------       -------

Ratios and supplemental data:
Net assets, end of period (in 000's)..............   $178,318   $142,002   $167,974   $143,171        $  207
Ratio of net investment income (loss) to average
 net assets.......................................       9.52%     11.85%      7.00%       6.4%          N/A(d)
Ratio of operating expenses to average net
 assets...........................................       1.69%      1.75%      1.57%       2.2%          N/A(d)
Ratio of interest expense to average net assets...       0.04%       N/A       0.22%       N/A           N/A
Portfolio turnover rate (f).......................        290%        --%        --%        --%           --%

------------------------------

(a) Annualized.

(b) Not annualized.

(c) These selected per share data were calculated based upon weighted average shares during the year.

(d) Ratios are not meaningful due to short period of operation.

(e) Total investment return does not include sales charges.

(f) The Fund invests only in the Portfolio and does not engage in securities transactions. Accordingly, the portfolio turnover rates presented are for the Portfolio.

N/A Not applicable.

                               Prospectus Page 10

                             GT GLOBAL INCOME FUNDS

                                HIGH INCOME FUND
                                  (CONTINUED)

                                                             CLASS B                                ADVISOR CLASS**
                                     --------------------------------------------------------   -----------------------
                                                                               OCTOBER 22,
                                                                                   1992
                                                                              (COMMENCEMENT       YEAR    JUNE 1, 1995
                                             YEAR ENDED OCTOBER 31,           OF OPERATIONS)     ENDED         TO
                                     --------------------------------------   TO OCTOBER 31,    OCTOBER    OCTOBER 31,
                                       1996      1995    1994(C)   1993(C)         1992         31, 1996      1995
                                     --------  --------  --------  --------  ----------------   --------  -------------
Per Share Operating Performance:
Net asset value, beginning of
 year..............................  $  11.69  $  12.56  $  14.90  $  11.43       $11.43        $ 11.71      $11.44
                                     --------  --------  --------  --------      -------        --------  -------------
Income from investment operations:
  Net investment income............      1.17      1.27      0.86      0.70         0.00           1.34        0.57
  Net realized and unrealized gain
   (loss) on investments...........      3.09     (1.09)    (1.85)     3.90         0.00           3.05        0.17
                                     --------  --------  --------  --------      -------        --------  -------------
    Net increase (decrease) from
     investment operations.........      4.26      0.18     (0.99)     4.60         0.00           4.39        0.74
                                     --------  --------  --------  --------      -------        --------  -------------
Distributions:
  From net investment income.......     (1.03)    (0.96)    (0.86)    (0.70)       (0.00)         (1.16 )     (0.44)
  From net realized gain on
   investments.....................     (0.09)    (0.03)    (0.27)    (0.00)       (0.00)         (0.11 )     (0.00)
  In excess of net realized gain on
   investments.....................     (0.00)    (0.00)    (0.22)    (0.00)       (0.00)         (0.00 )     (0.00)
  From sources other than net
   investment
   income..........................     (0.00)    (0.00)    (0.00)    (0.43)       (0.00)         (0.00 )     (0.00)
  Return of capital................     (0.00)    (0.06)    (0.00)    (0.00)       (0.00)         (0.00 )     (0.03)
                                     --------  --------  --------  --------      -------        --------  -------------
    Total distributions............     (1.12)    (1.05)    (1.35)    (1.13)       (0.00)         (1.27 )     (0.47)
                                     --------  --------  --------  --------      -------        --------  -------------
Net asset value, end of year.......  $  14.83  $  11.69  $  12.56  $  14.90       $11.43        $ 14.83      $11.71
                                     --------  --------  --------  --------      -------        --------  -------------
                                     --------  --------  --------  --------      -------        --------  -------------
Total investment return (e)........     38.16%     2.07%    (6.99)%     42.6%         0.0%(b)     39.38 %      6.54%(b)
                                     --------  --------  --------  --------      -------        --------  -------------
                                     --------  --------  --------  --------      -------        --------  -------------

Ratios and supplemental data:
Net assets, end of period (in
 000's)............................  $251,002  $214,897  $232,423  $127,035       $   53        $15,298      $1,463
Ratio of net investment income
 (loss) to average net assets......      8.87%    11.20%     6.35%      5.8%         N/A(d)        9.87 %     12.20%(a)
Ratio of operating expenses to
 average net assets................      2.34%     2.40%     2.22%      2.8%         N/A(d)        1.34 %      1.40%(a)
Ratio of interest expense to
 average net assets................      0.04%      N/A      0.22%      N/A          N/A           0.04 %       N/A
Portfolio turnover rate (f)........       290%       --%       --%       --%          --%           290 %        --%(a)

------------------------------

(a) Annualized.

(b) Not annualized.

(c) These selected per share data were calculated based upon weighted average shares during the year.

(d) Ratios are not meaningful due to short period of operation.

(e) Total investment return does not include sales charges.

(f) The Fund invests only in the Portfolio and does not engage in securities transactions. Accordingly, the portfolio turnover rates presented are for the Portfolio.

**  Commencing June 1, 1995, the Fund began offering Advisor Class shares.

N/A Not applicable.

                               Prospectus Page 11

                             GT GLOBAL INCOME FUNDS

                             INVESTMENT OBJECTIVES
                                  AND POLICIES

--------------------------------------------------------------------------------

GOVERNMENT INCOME FUND

The Government Income Fund seeks a high level of current income by investing primarily in high quality debt securities of the U.S. and foreign governments, their agencies and instrumentalities. The Fund's secondary objectives are capital appreciation and protection of principal through active management of its maturity structure and currency exposure.

At least 65% of the Fund's total assets normally are invested in debt obligations issued or guaranteed by the U.S. or foreign governments (including foreign states, provinces or municipalities) or their agencies, authorities or instrumentalities. For purposes of this policy, the Fund considers debt obligations of supranational entities organized or supported by several national governments, such as the World Bank and the Asian Development Bank, to be "government securities."

The Fund invests primarily in high quality government debt securities. "High quality" debt securities are those rated in the top two ratings categories of Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Ratings Group ("S&P"), or, if not rated, determined to be of comparable quality by the Manager. A description of Moody's and S&P ratings is included in the Appendix to this Prospectus.

The Fund currently contemplates that it will invest principally in obligations of the United States, Canada, Japan, the Western European nations, New Zealand and Australia, as well as in multinational currency units. Under normal market conditions, the Fund invests in issues of not less than three different countries; investments in the securities of any one country, other than the United States, normally represent no more than 40% of the Fund's total assets. The Fund will not invest in a foreign currency or in securities denominated in a foreign currency if such currency is not at the time of investment considered by the Manager to be fully exchangable into U.S. dollars (or a multinational currency unit) without legal restriction.

The Fund may also invest up to 35% of its total assets in: (1) foreign government securities that are not high quality but are rated at least "investment grade," i.e., rated within the four highest ratings categories of Moody's or S&P or, if not rated, determined by the Manager to be of comparable quality; (2) corporate debt obligations of U.S. or foreign issuers rated at least investment grade by Moody's or S&P, including debt obligations convertible into equity securities or having attached warrants or rights to purchase equity securities; and (3) common stocks, preferred stocks and warrants to acquire such securities, provided that the Fund will not invest more than 20% of its total assets in such securities.

STRATEGIC INCOME FUND

The Strategic Income Fund primarily seeks high current income and secondarily seeks capital appreciation.

The Fund invests in debt securities of issuers in: (1) the United States; (2) developed foreign countries; and (3) emerging markets. The Fund selects debt securities from those issued by governments, their agencies and instrumentalities; central banks; and commercial banks and other corporate entities. Debt securities in which the Fund may invest include bonds, notes, debentures, and other similar instruments. The Fund normally invests at least 50% of its net assets in U.S. and foreign debt and other fixed income securities that, at the time of purchase, are rated at least investment grade by Moody's or S&P or, if not rated, determined by the Manager to be of comparable quality. No more than 50% of the Fund's total assets may be invested in securities rated below investment grade. Such securities involve a high degree of risk and are predominantly speculative. They are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." The Fund may also invest in securities that are in default as to payment of principal and/or interest.

The Fund's investments in emerging market securities may consist substantially of Brady Bonds (see "General Policies -- Brady Bonds," below) and other sovereign debt securities issued by emerging market governments that are traded in the markets of developed countries or groups of developed countries. The Manager may invest in debt securities of emerging market issuers that it determines to be suitable investments for the Fund without regard to ratings. Currently, the substantial majority of emerging market debt securities are considered to have a credit quality below investment grade. The Fund also may invest in below-

                               Prospectus Page 12

                             GT GLOBAL INCOME FUNDS
investment grade debt securities of corporate issuers in the United States and in developed foreign countries, subject to the overall 50% limitation.

HIGH INCOME FUND

The High Income Fund primarily seeks high current income, and secondarily seeks capital appreciation. The Fund seeks its objectives by investing all of its investable assets in the Portfolio, which in turn seeks the same objectives as the Fund by normally investing at least 65% of its total assets in debt securities of issuers in emerging markets.

The Portfolio intends to invest in the following types of debt securities: bonds, notes and debentures of emerging market governments; securities issued or guaranteed by such governments' agencies or instrumentalities; securities issued or guaranteed by the central banks of emerging market countries; and securities issued by other banks and companies in such countries and securities denominated in or indexed to the currencies of emerging markets. Under current market conditions, the Portfolio expects its investments in emerging market securities to consist substantially of Brady Bonds (see "General Policies -- Brady Bonds," below) and other sovereign debt securities.

The Portfolio may also invest up to 35% of its total assets in (1) equity securities of issuers in emerging markets included in the list below under the caption "Emerging Markets"; (2) equity and debt securities of issuers in developed countries, including the United States; (3) securities of issuers in emerging markets not included in the emerging markets list, if investing therein becomes feasible and desirable subsequent to the date of this Prospectus; and
(4) cash and money market instruments. In evaluating investments in securities of issuers in developed markets, the Manager will consider, among other things, the business activities of the issuer in emerging markets and the impact that developments in emerging markets are likely to have on the issuer's financial condition.

Under normal circumstances, substantially all of the Portfolio's assets will be invested in debt securities of both governmental and corporate issuers in emerging markets. Emerging markets debt securities generally are considered to have a credit quality below investment grade, as defined above. Lower quality securities involve a high degree of risk and are predominantly speculative. These debt securities are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." See "Risk Factors." Many emerging market debt securities are not rated by U.S. ratings agencies such as Moody's and S&P. The Portfolio's ability to achieve its investment objectives is thus more dependent on the Manager's credit analysis. The Portfolio may invest in securities that are in default as to payment of principal and/or interest.

OTHER INFORMATION REGARDING THE PORTFOLIO. As previously described, investors should be aware that the High Income Fund, unlike mutual funds that directly acquire and manage their own portfolios of securities, seeks to achieve its investment objectives by investing all of its investable assets in the Portfolio, which is a separate investment company. Since the Fund will invest only in the Portfolio, the Fund's shareholders will acquire only an indirect interest in the investments of the Portfolio.The High Income Fund may redeem its investment from the Portfolio at any time, if the Board of Directors of the Company determines that it is in the best interests of the Fund and its shareholders to do so. A change in the Portfolio's investment objectives, policies or limitations that is not approved by the Board or the shareholders of the High Income Fund could require the Fund to redeem its interest in the Portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. In addition, a distribution in kind could result in a less diversified portfolio of investments for the Fund and could adversely affect the liquidity of the Fund. Should such a distribution occur, the Fund could incur brokerage fees or other transaction costs in converting such securities to cash. Upon redemption, the Board would consider what action might be taken, including the investment of all the investable assets of the Fund in another pooled investment entity having substantially the same investment objectives as the Fund or the retention by the Fund of its own investment advisor to manage the Fund's assets in accordance with the investment objectives, policies and limitations discussed herein with respect to the Portfolio.

In addition to selling its interests to the Fund, the Portfolio may sell its interests to other non-affiliated investment companies and/or other institutional investors. All institutional investors in the Portfolio will pay a proportionate share of the Portfolio's expenses and will invest in the Portfolio on the same terms and conditions. However, if another investment company invests all of its assets in the Portfolio, it would not be required to sell its shares at the same public offering price as the Fund and may charge different sales commissions. Therefore, investors in the Fund may experience different returns from investors in another investment company which invests exclusively in the Portfolio. As of the date of this Prospectus, the High Income Fund is the only institutional investor in the Portfolio.

                               Prospectus Page 13

                             GT GLOBAL INCOME FUNDS

Investors in the Fund should be aware that the Funds' investment in the Portfolio may be materially affected by the actions of large investors in the Portfolio, if any. For example, as with all open-end investment companies, if a large investor were to redeem its interest in the Portfolio, the Portfolio's remaining investors could experience higher pro rata operating expenses, thereby producing lower returns. As a result, the Portfolio's security holdings may become less diverse, resulting in increased risk. Institutional investors in the Portfolio that have a greater pro rata ownership interest in the Portfolio than the Fund could have effective voting control over the operation of the Portfolio. A change in the Portfolio's fundamental objectives, policies and restrictions, which is not approved by the shareholders of the Fund, could require the Fund to redeem its interest in the Portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. Should such a distribution occur, the Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund.

                                GENERAL POLICIES

TEMPORARY DEFENSIVE STRATEGIES. The Manager may employ a temporary defensive investment strategy if it determines such a strategy to be warranted due to market, economic or political conditions. Pursuant to such a defensive strategy, the Government Income Fund, the Strategic Income Fund and the Portfolio temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of their respective assets in high quality debt securities or money market instruments of U.S. or foreign issuers. In addition, for temporary defensive purposes, most or all of the Government Income Fund's, the Strategic Income Fund's or the Portfolio's investments may be made in the United States and denominated in U.S. dollars. To the extent the Funds or the Portfolio employ a temporary defensive strategy, they will not be invested so as to achieve directly their investment objectives. In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Government Income Fund, the Strategic Income Fund and the Portfolio may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest in high quality foreign or domestic money market instruments.

EMERGING MARKET SECURITIES. The Strategic Income Fund and the Portfolio consider "emerging markets" to consist of all countries determined by the Manager to have developing or emerging economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The Strategic Income Fund and the Portfolio will consider investment in the following emerging markets:

  Algeria                Malaysia
  Argentina              Mauritius
  Bolivia                Mexico
  Botswana               Morocco
  Brazil                 Nicaragua
  Bulgaria               Nigeria
  Chile                  Oman
  China                  Pakistan
  Colombia               Panama
  Costa Rica             Paraguay
  Cyprus                 Peru
  Czech Republic         Philippines
  Dominican              Poland
   Republic              Portugal
  Ecuador                Republic of Slovakia
  Egypt                  Russia
  El Salvador            Singapore
  Finland                Slovenia
  Ghana                  South Africa
  Greece                 South Korea
  Hong Kong              Sri Lanka
  Hungary                Swaziland
  India                  Taiwan
  Indonesia              Thailand
  Israel                 Turkey
  Ivory Coast            Ukraine
  Jamaica                Uruguay
  Jordan                 Venezuela
  Kazakhstan             Zambia
  Kenya                  Zimbabwe
  Lebanon

The Strategic Income Fund and the Portfolio will not be invested in all such markets at all times. Moreover, investing in some of those markets currently may not be desirable or feasible, due to the lack of adequate custody arrangements, overly burdensome repatriation requirements and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or for other reasons.

As used in this Prospectus and the Statement of Additional Information, an issuer in an emerging market is an entity: (i) for which the principal securities trading market is an emerging market, as defined above; (ii) that (alone or on a consolidated basis) derives 50% or more of its total revenue from either goods produced, sales made or services

                               Prospectus Page 14

                             GT GLOBAL INCOME FUNDS
performed in emerging markets; or (iii) organized under the laws of, or with a principal office in, an emerging market.

ASSET ALLOCATION. The Government Income Fund, the Strategic Income Fund and the Portfolio each invests in debt obligations allocated among diverse markets and denominated in various currencies, including U.S. dollars, or in multinational currency units such as European Currency Units. The Funds are designed for investors who wish to accept the risks entailed in such investments, which are different from those associated with a portfolio consisting entirely of securities of U.S. issuers denominated in U.S. dollars. The Government Income Fund, the Strategic Income Fund and the Portfolio may purchase securities that are issued by the government or a company or financial institution of one country but denominated in the currency of another country (or a multinational currency unit).

The Manager allocates the assets of the Government Income Fund, the Strategic Income Fund and the Portfolio in securities of issuers in countries and in currency denominations where the combination of fixed income market returns, the price appreciation potential of fixed income securities and currency exchange rate movements will present opportunities primarily for high current income and secondarily for capital appreciation (and, in the case of the Government Income Fund, secondarily for capital appreciation and protection of principal). In so doing, the Manager intends to take full advantage of the different yield, risk and return characteristics that investment in the fixed income markets of different countries can provide for U.S. investors. Fundamental economic strength, credit quality and currency and interest rate trends are the principal determinants of the emphasis given to various country, geographic and industry sectors within the Government Income Fund, the Strategic Income Fund and the Portfolio. Securities held by the Government Income Fund, the Strategic Income Fund and the Portfolio may be invested in without limitation as to maturity.

The Manager selects securities of particular issuers on the basis of its views as to the best values then currently available in the marketplace. Such values are a function of yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the local and world economies, movements in the general level and term of interest rates, currency values, political developments and variations in the supply of funds available for investment in the world bond market relative to the demands placed upon it. The Manager generally evaluates currencies on the basis of fundamental economic criteria (e.g., relative inflation, interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. The Manager may seek to protect a Fund against such negative currency movements through the use of sophisticated investment techniques. See "Options, Futures and Forward Currency Transactions" and "Swaps, Caps, Floors and Collars."

According to the Manager, as of the date of this Prospectus, more than 50% of the value of all outstanding government debt obligations throughout the world is represented by obligations denominated in currencies other than the U.S. dollar. Moreover, from time to time, the debt securities of issuers located outside the United States have substantially outperformed the debt obligations of U.S. issuers. Accordingly, the Manager believes that the Government Income Fund's and the Strategic Income Fund's policy of investing in debt securities throughout the world and the Portfolio's policy of investing in debt securities of issuers in emerging markets may enable the achievement of results superior to those produced by mutual funds with similar objectives to those of the Funds and the Portfolio that invest solely in debt securities of U.S. issuers.

BRADY BONDS. The Strategic Income Fund and the Portfolio may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds have been issued by the countries of, among others, Albania, Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Nigeria, Philippines, Poland, Russia, Uruguay, Venezuela and Vietnam and are expected to be issued by other emerging market countries. As of the date of this Prospectus, the Strategic Income Fund and the Portfolio are not aware of the occurrence of any payment defaults on Brady Bonds. Investors should recognize, however, that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. In addition, Brady Bonds are often rated below investment grade.

The Strategic Income Fund and the Portfolio may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par

                               Prospectus Page 15

                             GT GLOBAL INCOME FUNDS
bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

LOAN PARTICIPATIONS AND ASSIGNMENTS. The Strategic Income Fund and the Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign entity and one or more financial institutions ("Lenders"). The majority of the Fund's and the Portfolio's investments in Loans in emerging markets is expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Fund and/or the Portfolio having a contractual relationship only with the Lender, not with the borrower government. The Fund and/or the Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund and/or the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Fund and/or the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund and/or the Portfolio will assume the credit risk of both the borrower and the Lender that is selling the Participation.

In the event of the insolvency of the Lender selling a Participation, the Fund and/or the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund and/or the Portfolio will acquire Participations only if the Lender interpositioned between the Fund and/or the Portfolio and the borrower is determined by the Manager to be creditworthy. When the Fund and/or the Portfolio purchases Assignments from Lenders, the Fund and/or the Portfolio will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund and/or the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES. The Government Income Fund, the Strategic Income Fund and the Portfolio may purchase debt securities on a "when-issued" basis and may purchase or sell such securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds and the Portfolio will purchase or sell when-issued securities and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery of the securities. If a Fund or the Portfolio disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Fund or the Portfolio enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities will be established and maintained with its custodian and will be marked to market daily. There is a risk that the securities may not be delivered and that a Fund or the Portfolio may incur a loss. The Government Income Fund may invest up to 5% of its total assets in a combination of securities purchased on a when-issued basis or with respect to which it has entered into forward commitment agreements.

The Strategic Income Fund and the Portfolio may also sell securities on a "when, as and if issued" basis for hedging purposes. Under such a transaction, the Fund or the Portfolio is required to deliver at a future date a security it does not presently hold, but which it has a right to receive if the security is issued. Issuance of the security may not occur, in which case the Fund or Portfolio would have no obligation to the other party, and would not receive payment for the sale. Selling securities on a "when, as and if issued" basis may reduce risk of loss to the extent that such a sale wholly or partially

                               Prospectus Page 16

                             GT GLOBAL INCOME FUNDS
offsets unfavorable price movements on the investments being hedged. However, such sales also limit the amount the Fund or Portfolio can receive if the "when, as and if issued" security is in fact issued.

BORROWING, REVERSE REPURCHASE AGREEMENTS AND ROLL TRANSACTIONS. The Government Income Fund may borrow from banks or may borrow through reverse repurchase agreements and "roll" transactions in connection with meeting requests for the redemption of Fund shares. The Government Income Fund also may borrow up to 5% of its total assets for temporary or emergency purposes other than to meet redemptions. However, the Government Income Fund will not borrow for investment purposes, nor will the Fund purchase securities while borrowings are outstanding.

Both the Strategic Income Fund and the Portfolio are authorized to borrow money from banks in an amount up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowings and may use the proceeds of such borrowings for investment purposes. The Strategic Income Fund and the Portfolio will borrow for investment purposes only when the Manager believes that such borrowings will benefit the Fund or the Portfolio, respectively, after taking into account considerations such as the costs of the borrowing and the likely investment returns on the securities purchased with the borrowed monies.

Borrowing for investment purposes is known as leveraging, which is a speculative practice. Such borrowing by the Strategic Income Fund and the Portfolio creates the opportunity for increased net income and appreciation but, at the same time, involves special risk considerations. For example, leveraging might exaggerate changes in the net asset value of Fund shares and in the yield realized by the Fund or the Portfolio. Although the principal amount of such borrowings will be fixed, the Fund's and the Portfolio's assets may change in value during the time the borrowing is outstanding. By leveraging the Fund or the Portfolio, changes in net asset values, higher or lower, may be greater in degree than if leverage was not employed. To the extent the income derived from the assets obtained with borrowed funds exceeds the interest and other expenses that the Fund or the Portfolio will have to pay, the Fund's or the Portfolio's net income will be greater than if borrowing was not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund or the Portfolio will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The Strategic Income Fund and the Portfolio each expects that some of its borrowings may be made on a secured basis.

In addition to the foregoing borrowings, the Strategic Income Fund and the Portfolio each may borrow money for temporary or emergency purposes or payments in an amount not exceeding 5% of the value of its total assets (not including the amount borrowed) provided that the total amount borrowed by the Strategic Income Fund or the Portfolio for any purpose does not exceed 33 1/3% of its total assets.

The Funds and the Portfolio may also enter into reverse repurchase agreements with a bank or recognized securities dealer, although the Strategic Income Fund currently has no intention of doing so with respect to more than 5% of its total assets. Under a reverse repurchase agreement, the Funds or the Portfolio would sell securities and agree to repurchase them at a particular price at a future date. At the time a Fund or the Portfolio enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities having a value not less than the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Fund or the Portfolio may decline below the price of the securities a Fund or the Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's or the Portfolio's obligation to repurchase the securities, and a Fund's or the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

The Strategic Income Fund and the Portfolio also may enter into "dollar rolls," in which the Fund or the Portfolio sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund or the Portfolio would forego principal and interest paid on such securities. The Fund or the Portfolio would be compensated by the difference between the current sales price and the forward price for

                               Prospectus Page 17

                             GT GLOBAL INCOME FUNDS
the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. See "Investment Objectives and Policies" in the Statement of Additional Information.

Reverse repurchase agreements and dollar rolls will be treated as borrowings and will be deducted from the Strategic Income Fund's or the Portfolio's assets for purposes of calculating compliance with the Fund's or the Portfolio's borrowing limitation. See "Investment Limitations" in the Statement of Additional Information.

SECURITIES LENDING. The Government Income Fund, the Strategic Income Fund and the Portfolio may lend their respective portfolio securities to broker/dealers or to other institutional investors. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time earn additional income that may be used to offset the Fund's custody fee. At all times a loan is outstanding, each Fund and the Portfolio requires the borrower to maintain with the Fund's or the Portfolio's custodian, collateral consisting of cash, U.S. government securities, or certain irrovocable letters of credit equal to at least the value of the borrowed securities, plus any accrued interest. Each Fund and the Portfolio limits its loans of portfolio securities to an aggregate of 30% of the value of its total assets, measured at the time any such loan is made. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in recovery of the loaned securities and possible loss of rights in the collateral should the borrower fail financially.

ZERO COUPON SECURITIES. The Strategic Income Fund and the Portfolio may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. They also may invest in zero coupon and other deep discount securities issued by foreign governments and domestic and foreign corporations, including certain Brady Bonds and other foreign debt and in payment-in-kind securities. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on zero coupon securities and the "interest" on payment-in-kind securities will be included in the investing Fund's or Portfolio's income. Accordingly, for a Fund to continue to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax (see "Taxes" in the Statement of Additional Information), it may be required to distribute an amount that is greater than the total amount of cash it actually receives (or, in the case of the High Income Fund, its share of the total amount of cash the Portfolio actually receives). These distributions must be made from the Fund's (or, in the case of the High Income Fund, its, or its share of, the Portfolio's) cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund or the Portfolio will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

SYNTHETIC SECURITY POSITIONS. The Government Income Fund, the Strategic Income Fund and the Portfolio may utilize combinations of futures on bonds and forward currency contracts to create investment positions that have substantially the same characteristics as bonds of the same type as those on which the futures contracts are written. Investment positions of this type are generally referred to as "synthetic securities."

For example, in order to establish a synthetic security position for a Fund or the Portfolio that is comparable to owning a Japanese government bond, the Manager might purchase futures contracts on Japanese government bonds in the desired principal amount and purchase forward currency contracts for Japanese Yen in an amount equal to the then current purchase price for such bonds in the Japanese cash market, with each contract having approximately the same delivery date.

The Manager might roll over the futures and forward currency contract positions before taking delivery in order to continue the Fund's or the Portfolio's investment position, or the Manager might close out those positions, thus effectively selling the synthetic security. Further, the amount of each contract might be adjusted in response to market conditions and the forward currency contract might be changed in amount or eliminated in order to hedge against currency fluctuations.

The Manager would create synthetic security positions for a Fund or the Portfolio when it believes that it can obtain a better yield or achieve cost savings in comparison to purchasing actual bonds or when comparable bonds are not readily available in

                               Prospectus Page 18

                             GT GLOBAL INCOME FUNDS
the market. Synthetic security positions are subject to the risk that changes in the value of purchased futures contracts may differ from changes in the value of the bonds that might otherwise have been purchased in the cash market. Also, while the Manager believes that the cost of creating synthetic security positions generally will be materially lower than the cost of acquiring comparable bonds in the cash market, a Fund or the Portfolio will incur transaction costs in connection with each purchase of a futures or forward currency contract. The use of futures contracts and forward currency contracts to create synthetic security positions also is subject to substantially the same risks as those that exist when these instruments are used in connection with hedging strategies. See "Options, Futures and Forward Currency Transactions" below and "Options, Futures and Currency Strategies" in the Statement of Additional Information.

OPTIONS, FUTURES AND FORWARD CURRENCY TRANSACTIONS. The Government Income Fund, the Strategic Income Fund and the Portfolio may use forward currency contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with the Funds' or Portfolio investment. The Strategic Income Fund and the Portfolio also may enter into interest rate, currency and index swaps and purchase or sell related caps, floors and collars and other similar instruments. See "Swaps, Caps, Floors and Collars" below. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). The Government Income Fund, the Strategic Income Fund and the Portfolio may enter into such instruments up to the full value of their portfolio assets. See "Risk Factors -- Options, Futures and Forward Currency Transactions" herein and "Options, Futures and Currency Strategies" in the Statement of Additional Information.

To attempt to hedge against adverse movements in exchange rates between currencies, the Government Income Fund, the Strategic Income Fund and the Portfolio may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Government Income Fund, the Strategic Income Fund and the Portfolio may enter into forward currency contracts either with respect to specific transactions or with respect to the respective Fund's or the Portfolio's portfolio positions. Each Fund and the Portfolio also may purchase and sell put and call options on currencies, futures contracts on currencies and options on such futures contracts to hedge against movements in exchange rates.

In addition, each Fund and the Portfolio may purchase and sell put and call options on securities to hedge against the risk of fluctuations in the prices of securities held by the Fund or the Portfolio or that the Manager intends to include in the Fund's or the Portfolio's portfolio. The Funds and the Portfolio also may purchase and sell put and call options on indices to hedge against overall fluctuations in the securities markets generally or in a specific market sector.

Further, the Funds and the Portfolio may sell index futures contracts and may purchase put options or write call options on such futures contracts to protect against a general market or market sector decline that could adversely affect the Fund's or the Portfolio's portfolio. The Funds and the Portfolio also may purchase index futures contracts and purchase call options or write put options on such contracts to hedge against a general market or market sector advance and thereby attempt to lessen the cost of future securities acquisitions. A Fund or the Portfolio may use interest rate futures contracts and options thereon to hedge its portfolio against changes in the general level of interest rates.

SWAPS, CAPS, FLOORS AND COLLARS. The Strategic Income Fund and the Portfolio may enter into interest rate, currency and index swaps, and purchase or sell related caps, floors and collars and other derivative instruments. The Fund and the Portfolio expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a technique for managing the portfolio's duration (I.E., the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Fund or the Portfolio anticipates purchasing at a later date. The Fund and the Portfolio intend to use these transactions as hedges, and neither will sell interest rate caps or floors if it does not own securities or other instruments providing an income stream roughly equivalent to

                               Prospectus Page 19

                             GT GLOBAL INCOME FUNDS
what the Fund or the Portfolio may be obligated to pay.

Interest rate swaps involve the exchange by the Fund or the Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices.

The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

INDEXED COMMERCIAL PAPER. The Strategic Income Fund and the Portfolio may invest without limitation in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Strategic Income Fund and the Portfolio will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Fund and the Portfolio to hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while seeking to provide an attractive money market rate of return. The Fund and the Portfolio will not purchase such commercial paper for speculation.

OTHER INDEXED SECURITIES. The Government Income Fund, Strategic Income Fund and the Portfolio may invest in certain other indexed securities, which are securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. New forms of indexed securities continue to be developed. Each Fund and Portfolio may invest in such securities to the extent consistent with its investment objectives.

OTHER INFORMATION. Each Fund's investment objectives may not be changed without the approval of a majority of the respective Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares. In addition, each Fund has adopted certain investment limitations which also may not be changed without shareholder approval. A complete description of these limitations is included in the Statement of Additional Information. Each Fund's other investment policies described herein and in the Statement of Additional Information may be changed by a vote of a majority of the Company's Board of Directors without shareholder approval.

The approval of the High Income Fund and of other investors in the Portfolio, if any, is not required to change the investment objectives, policies or limitations of the Portfolio, unless otherwise specified. Written notice shall be provided to shareholders of the High Income Fund thirty days prior to any changes in the Portfolio's investment objectives.

                               Prospectus Page 20

                             GT GLOBAL INCOME FUNDS

                                  RISK FACTORS

--------------------------------------------------------------------------------

GENERAL. There is no assurance that any Fund or the Portfolio will achieve its investment objectives. The Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. The value of fixed income securities held by the Government Income Fund, the Strategic Income Fund and the Portfolio generally fluctuates inversely with interest rate movements. Longer term bonds held by the Government Income Fund, the Strategic Income Fund or the Portfolio are subject to greater interest rate risk.

Each Fund and the Portfolio is classified under the Investment Company Act of 1940 (the "1940 Act") as a "non-diversified" fund. As a result, the Government Income Fund, the Strategic Income Fund and the Portfolio each will be able to invest in a fewer number of issuers than if it were classified under the 1940 Act as a "diversified" fund. To the extent that a Fund or the Portfolio invests in a smaller number of issuers, the value of each Fund's shares may fluctuate more widely and the Funds and the Portfolio may be subject to greater investment and credit risk with respect to their portfolios.

FOREIGN INVESTING. Investing in foreign securities entails certain risks. The securities of non-U.S. issuers generally are not registered with the SEC, nor are the issuers thereof usually subject to the SEC's reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. In addition, certain costs attibutable to foreign investing, such as custody charges, are higher than those attributable to domestic investing. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. The Government Income and Strategic Income Funds' and the Portfolio's interest and dividends from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing their net investment income.

With respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Government Income Fund, the Strategic Income Fund and the Portfolio, political or social instability, or diplomatic developments which could affect the investments of the Government Income Fund, the Strategic Income Fund and the Portfolio in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.

CURRENCY RISK. Since the Government Income Fund, the Strategic Income Fund and the Portfolio normally invest substantially in securities denominated in currencies other than the U.S. dollar, and because they may hold foreign currencies, they will be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates will influence the value of the Funds' shares, and also may affect the value of dividends and interest earned by the Funds and gains and losses realized by the Funds. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, the international balance of payments, governmental intervention, speculation and other economic and political conditions. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in U.S. dollars.

In addition, many of the currencies in emerging market countries have experienced steady devaluations relative to the U.S. dollar and major

                               Prospectus Page 21

                             GT GLOBAL INCOME FUNDS
devaluations have historically occurred in certain countries.

INVESTING IN EMERGING MARKETS. Because of the special risks associated with investing in emerging markets, an investment in the Strategic Income Fund and the Portfolio should be considered speculative. Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed foreign markets around the world.

Investing in emerging markets involves risks relating to potential political and economic instability within such markets and the risks of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging market, the Strategic Income Fund or the Portfolio could lose its entire investment in that market.

Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries in which they trade.

The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging securities markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Strategic Income Fund or the Portfolio to make intended securities purchases due to settlement problems could cause the Strategic Income Fund or the Portfolio to forego attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Strategic Income Fund or the Portfolio due to subsequent declines in value of the portfolio security or, if the Strategic Income Fund or the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Strategic Income Fund's or the Portfolio's portfolio securities in such markets may not be readily available.
Section 22(e) of the 1940 Act permits a registered investment company to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, when the Strategic Income Fund or the Portfolio believes that appropriate circumstances warrant, it will promptly apply to the SEC for a determination that an emergency exists within the meaning of Section 22(e) of the 1940 Act. During the period commencing from the Strategic Income Fund's or the Portfolio's identification of such conditions until the date of SEC action, the portfolio securities of the Strategic Income Fund or the Portfolio in the affected markets will be valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors or the Portfolio's Board of Trustees.

LOAN PARTICIPATIONS AND ASSIGNMENTS. The Strategic Income Fund and the Portfolio may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and, the Fund and the Portfolio anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Fund's and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's and/or the Portfolio's

                               Prospectus Page 22

                             GT GLOBAL INCOME FUNDS
liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund and/or the Portfolio to assign a value to those securities for purposes of valuing the Fund's or the Portfolio's portfolio and calculating its net asset value.

SOVEREIGN DEBT. The Strategic Income Fund and the Portfolio may invest in sovereign debt securities of emerging market governments, including Brady Bonds. Investments in such securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, and in turn a Fund's net asset value, to a greater extent than the volatility inherent in domestic fixed income securities.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due, may result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Fund's or the Portfolio's investments. Emerging markets are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. Although the Manager intends to manage the Strategic Income Fund and the Portfolio in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund or the Portfolio to suffer a loss of interest or principal on any of its holdings.

In recent years, some of the emerging market countries in which the Strategic Income Fund and the Portfolio expect to invest have encountered difficulties in servicing their sovereign debt obligations. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations -- in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of emerging market sovereign debt securities may be requested to participate in similar rescheduling of such debt. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. Currently, Brazil, Mexico and Argentina are the largest debtors among developing countries. At times certain emerging market countries have declared moratoria on the payment of principal and interest on external debt; such a moratorium is currently in effect in certain emerging market countries. There is no bankruptcy proceeding by which a creditor may collect in whole or in part sovereign debt on which an emerging market government has defaulted.

The ability of emerging market governments to make timely payments on their sovereign debt securities is likely to be influenced strongly by a country's balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country's

                               Prospectus Page 23

                             GT GLOBAL INCOME FUNDS
trading partners could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

Investors should also be aware that certain sovereign debt instruments in which the Strategic Income Fund and the Portfolio may invest involve great risk. As noted above, sovereign debt obligations issued by emerging market governments generally are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such securities, with respect to which the issuer currently may not be paying interest or may be in payment default, may be comparable to securities rated D by S&P or C by Moody's. The Strategic Income Fund and the Portfolio may have difficulty disposing of and valuing certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Strategic Income Fund and the Portfolio anticipate that such securities could be sold only to a limited number of dealers or institutional investors.

LOWER QUALITY DEBT SECURITIES. Under normal market conditions the Strategic Income Fund may invest up to 50% of its total assets in debt securities rated below investment grade, and up to 100% the Portfolio's total assets will be so invested. Such investments involve a high degree of risk.

Debt rated Baa by Moody's is considered by Moody's to have speculative characteristics. Debt rated BB, B, CCC, CC or C by S&P and debt rated Ba, B, Caa, Ca or C by Moody's, is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such lower quality debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated C by Moody's or S&P is the lowest quality debt that is not in default as to principal or interest and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Lower quality debt securities are also generally considered to be subject to greater risk than higher quality securities with regard to a deterioration of general economic conditions. These securities are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." As noted above, the Strategic Income Fund and the Portfolio may invest in debt securities rated below C, which are in default as to principal and/ or interest.

Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit quality in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates. See "Appendix A" for a discussion of Moody's and S&P's ratings.

The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and may be subordinated to the claims of other creditors of the issuer.

Lower quality debt securities of corporate issuers frequently have call or buy-back features which would permit an issuer to call or repurchase the security from the Strategic Income Fund or the Portfolio. If an issuer exercises these provisions in a declining interest rate market, the Strategic Income Fund or the Portfolio may have to replace

                               Prospectus Page 24

                             GT GLOBAL INCOME FUNDS
the security with a lower yielding security, resulting in a decreased return for investors. In addition, the Strategic Income Fund and the Portfolio may have difficulty disposing of lower quality securities because there may be a thin trading market for such securities. There may be no established retail secondary market for many of these securities, and the Strategic Income Fund and the Portfolio anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Strategic Income Fund and the Portfolio to obtain accurate market quotations for purposes of valuing the securities in the portfolios of the Strategic Income Fund and the Portfolio. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower quality securities, especially in a thinly traded market. The Strategic Income Fund and the Portfolio also may acquire lower quality debt securities during an initial underwriting or may acquire lower quality debt securities which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

Factors having an adverse effect on the market value of lower rated securities or their equivalents purchased by the Strategic Income Fund and the Portfolio will adversely impact net asset value of the Strategic Income Fund and the High Income Fund. See "Risk Factors" in the Statement of Additional Information. In addition to the foregoing, such factors may include: (i) potential adverse publicity; (ii) heightened sensitivity to general economic or political conditions; and (iii) the likely adverse impact of a major economic recession. The Strategic Income Fund and the Portfolio each also may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Fund and the Portfolio may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.

As of October 31, 1996, the Strategic Income Fund and the Portfolio had 78.8% and 58.7%, respectively, of their total net assets in debt securities that received a rating from Moody's and 19.6% and 39.7%, respectively, of their total net assets in debt securities that were not so rated. In addition, the Strategic Income Fund and the Portfolio had 1.6% and 1.6%, respectively, of their total net assets in cash and net receivables. The Strategic Income Fund had the following percentages of its total net assets invested in rated securities: Aaa -- 36.6%, Aa -- 15.6%, A -- 1.0%, Baa -- 1.5%, Ba -- 11.5%, B -- 12.6%, Caa --
0%, Ca -- 0%, C -- 0%. Included under the unrated category are securities comprising 26.2% of the Strategic Income Fund's total net assets which, while unrated, have been determined by the Manager to be of comparable quality to securities in the following categories: Baa -- 0%; Ba -- 10%; and B -- 9.6%. The Portfolio had the following percentages of its total net assets invested in rated securities: Aaa -- 2.7%, Aa -- .7%, A -- 3.6%, Baa -- 3.0%, Ba -- 20.2%, B
-- 28.5%, Caa -- 0%, Ca -- 0%, C -- 0%. Included under the unrated category are securities composing 39.7% of the Portfolio's total net assets which, while unrated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Baa -- 1.3 %; Ba -- 18.0%; and B -- 20.4%. It should be noted that the allocation of the investments of the Strategic Income Fund and the Portfolio by rating on any given date will vary and should not be considered representative of the future portfolio composition of the Strategic Income Fund or the Portfolio.

OPTIONS, FUTURES AND FORWARD CURRENCY TRANSACTIONS. Although each Fund and the Portfolio is authorized to enter into options, futures and forward currency transactions, the Funds and the Portfolio might not enter into any such transactions. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than issuers in developed countries. Options, futures and foreign currency transactions involve certain risks, which include: (1) dependence on the Manager's ability to predict movements in the prices of individual securities, fluctuations in the general securities markets or in the appropriate market sector and movements in interest rates and currency markets; (2) imperfect correlation, or even no correlation, between movements in the price of options, forward contracts, futures contracts or options

                               Prospectus Page 25

                             GT GLOBAL INCOME FUNDS
thereon and movements in the price of the currency or security hedged or used for cover; (3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which a Fund or Portfolio invests; (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any particular time; (5) the possible loss of principal under certain conditions;
(6) the possible inability of a Fund or Portfolio to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the possible need for a Fund or Portfolio to sell a security at a disadvantageous time, due to the need for the Fund or Portfolio to maintain "cover" or to set aside securities in connection with hedging transactions; and
(7) the possible need to defer closing out of certain options, futures contracts, forward currency contracts and/or foreign currency positions in order to continue to qualify for the beneficial tax treatment afforded regulated investment companies under the Code. See "Dividends, Other Distributions and Federal Income Taxation" herein and "Taxes" in the Statement of Additional Information.

ILLIQUID SECURITIES. The Government Income Fund may invest up to 10% of its total assets, and the Strategic Income Fund and the Portfolio up to 15% of their net assets, in securities for which no readily available market exists, so-called "illiquid securities." Illiquid securities may be more difficult to value than liquid securities and the sale of illiquid securities generally will require more time and result in higher brokerage charges or dealer discounts and other selling expenses than the sale of liquid securities. Moreover, illiquid restricted securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

                               Prospectus Page 26

                             GT GLOBAL INCOME FUNDS

                                 HOW TO INVEST

--------------------------------------------------------------------------------

GENERAL. Advisor Class shares are offered through this Prospectus to (a) trustees or other fiduciaries purchasing shares for employee benefit plans which are sponsored by organizations which have at least 1,000 employees; (b) any account with assets of at least $10,000 if (i) a financial planner, trust company, bank trust department or registered investment adviser has investment discretion over such account, and (ii) the account holder pays such person as compensation for its advice and other services an annual fee of at least .50% on the assets in the account ("Advisory Account"); (c) any account with assets of a least $10,000 if (i) such account is established under a "wrap fee" program, and
(ii) the account holder pays the sponsor of such program an annual fee of at least .50% on the assets in the account ("Wrap Fee Account"); (d) accounts advised by one of the companies composing or affiliated with Liechtenstein Global Trust; and (e) any of the companies composing or affiliated with Liechtenstein Global Trust. Financial planners, trust companies, bank trust companies and registered investment advisers referenced in subpart (b) and sponsors of "wrap fee" programs referenced in subpart (c) are collectively referred to as "Financial Advisors." Investors in Wrap Fee Accounts and Advisory Accounts may only purchase Advisor Class shares through Financial Advisors who have entered into agreements with GT Global and certain of its affiliates. Investors may be charged a fee by their agents or brokers if they effect transactions other than through a dealer.

All purchase orders will be executed at the public offering price next determined after the purchase order is received. Orders received by GT Global before the close of regular trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern time, unless weather, equipment failure or other factors contribute to an earlier closing time) on any Business Day will be executed at the public offering price for the applicable class of shares determined that day. A "Business Day" is any day Monday through Friday on which the NYSE is open for business. THE FUNDS AND GT GLOBAL RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER. In particular, the Funds and GT Global may reject purchase orders or exchanges by investors who appear to follow, in the Manager's judgment, a market-timing strategy or otherwise engage in excessive trading. See "How to Make Exchanges -- Limitations on Purchase Orders and Exchanges."

Fiduciaries and Financial Advisors may be required to provide information satisfactory to GT Global concerning their eligibility to purchase Advisor Class shares. For specific information on opening an account, please contact your Financial Advisor or GT Global.

PURCHASES BY BANK WIRE. Shares of the Funds may also be purchased through GT Global by bank wire. Bank wire purchases will be effected at the next determined public offering price after the bank wire is received. A wire investment is considered received when the Transfer Agent is notified that the bank wire has been credited to the Funds. Prior telephonic or facsimile notice that a bank wire is being sent must be provided to the Transfer Agent. A bank may charge a service fee for wiring money to the Funds. The Transfer Agent currently does not charge a service fee for facilitating wire purchases, but reserves the right to do so in the future. For more information, please refer to the Shareholder Account Manual in this Prospectus.

CERTIFICATES. Physical certificates representing a Fund's shares will not be issued unless a written request is submitted to the Transfer Agent. Shares of a Fund are recorded on a register by the Transfer Agent, and shareholders who do not elect to receive certificates have the same rights of ownership as if certificates had been issued to them. Redemptions and exchanges by shareholders who hold certificates may take longer to effect than similar transactions involving non-certificated shares because the physical delivery and processing of properly executed certificates is required. ACCORDINGLY, THE FUNDS AND GT GLOBAL RECOMMEND THAT SHAREHOLDERS DO NOT REQUEST ISSUANCE OF CERTIFICATES.

PORTFOLIO REBALANCING PROGRAM. The GT Global Portfolio Rebalancing Program ("Program") permits eligible shareholders to establish and maintain an allocation across a range of GT Global Mutual Funds. The Program automatically rebalances holdings of GT Global Mutual Funds to the established allocation on a periodic basis. Under the Program, a shareholder may predesignate, on a

                               Prospectus Page 27

                             GT GLOBAL INCOME FUNDS
percentage basis, how the total value of his or her holdings in a minimum of two, and a maximum of ten, GT Global Mutual Funds ("Personal Portfolio") is to be rebalanced on a monthly, quarterly, semiannual, or annual basis.

Rebalancing under the Program will be effected through the exchange of shares of one or more GT Global Mutual Funds in the shareholder's Personal Portfolio for shares of the same class of one or more other GT Global Mutual Funds in the shareholder's Personal Portfolio. See "How to Make Exchanges." If shares of the Funds in a shareholder's Personal Portfolio have appreciated during a rebalancing period, the Program will result in shares of Fund(s) that have appreciated most during the period being exchanged for shares of Fund(s) that have appreciated least. SUCH EXCHANGES ARE NOT TAX-FREE AND MAY RESULT IN A SHAREHOLDER'S REALIZING A GAIN OR LOSS, AS THE CASE MAY BE, FOR TAX PURPOSES. See "Dividends, Other Distributions and Federal Income Taxation." Participation in the Program does not assure that a shareholder will profit from purchases under the Program nor does it prevent or lessen losses in a declining market.

The Program will automatically rebalance the shareholder's Personal Portfolio on the 28th day of the last month of the period chosen (or the immediately preceding business day if the 28th is not a business day), subject to any limitations below. The Program will not execute an exchange if the variance in a shareholder's Personal Portfolio for a particular Fund would be 2% or less. In predesignating percentages, shareholders must use whole percentages and totals must equal 100%. Shareholders participating in the Program may not request issuance of physical certificates representing a Fund's shares. Exchanges made under the Program are not subject to the four free exchanges per year limitation. The Funds and GT Global reserve the right to modify, suspend, or terminate the Program at any time on 60 days' prior written notice to shareholders. A request to participate in the Program must be received in good order at least five business days prior to the next rebalancing date. Once a shareholder establishes the Program for his or her Personal Portfolio, a shareholder cannot cancel or change which rebalancing frequency, which Funds or what allocation percentages are assigned to the Program, unless canceled or changed in writing and received by the Transfer Agent in good order at least five business days prior to the rebalancing date. Certain broker/ dealers may charge a fee for establishing accounts relating to the Program. Investors should contact their broker/dealers or GT Global for more information.

                               Prospectus Page 28

                             GT GLOBAL INCOME FUNDS

                             HOW TO MAKE EXCHANGES

--------------------------------------------------------------------------------

Advisor Class shares of any Fund may be exchanged for Advisor Class shares of other GT Global Mutual Funds based on their respective net asset values, provided that the registration remains identical. EXCHANGES ARE NOT TAX-FREE AND MAY RESULT IN A SHAREHOLDER REALIZING A GAIN OR LOSS, AS THE CASE MAY BE, FOR TAX PURPOSES. See "Dividends, Other Distributions and Federal Income Taxation -- Taxes." In addition to the Funds, the GT Global Mutual Funds currently include:

   -- GT GLOBAL WORLDWIDE GROWTH FUND
   -- GT GLOBAL INTERNATIONAL GROWTH FUND
   -- GT GLOBAL EMERGING MARKETS FUND
   -- GT GLOBAL HEALTH CARE FUND
   -- GT GLOBAL TELECOMMUNICATIONS FUND
   -- GT GLOBAL FINANCIAL SERVICES FUND
   -- GT GLOBAL INFRASTRUCTURE FUND
   -- GT GLOBAL NATURAL RESOURCES FUND
   -- GT GLOBAL CONSUMER PRODUCTS AND
       SERVICES FUND
   -- GT GLOBAL NEW PACIFIC GROWTH FUND
   -- GT GLOBAL EUROPE GROWTH FUND
   -- GT GLOBAL LATIN AMERICA GROWTH FUND
   -- GT GLOBAL AMERICA SMALL CAP GROWTH FUND
   -- GT GLOBAL AMERICA MID CAP GROWTH FUND
   -- GT GLOBAL AMERICA VALUE FUND
   -- GT GLOBAL JAPAN GROWTH FUND
   -- GT GLOBAL GROWTH & INCOME FUND
   -- GT GLOBAL DOLLAR FUND

Up to four exchanges each year per Fund may be made without charge. A $7.50 service charge will be imposed on each subsequent exchange. Exchange requests received in good order by the Transfer Agent before the close of regular trading on the NYSE on any Business Day will be processed at the net asset value calculated on that day. The terms of the exchange offer may be modified at any time, on 60 days' prior written notice.

EXCHANGES BY TELEPHONE. A shareholder may give exchange information to his or her Financial Advisor. Exchange orders will be accepted by telephone provided that the exchange involves only uncertificated shares on deposit in the shareholder's account or for which certificates have previously been deposited.

Shareholders automatically have telephone privileges to authorize exchanges. The Funds, GT Global and the Transfer Agent will not be liable for any loss or damage for acting in good faith upon instructions received by telephone and reasonably believed to be genuine. The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine prior to acting upon instructions received by telephone, including requiring some form of personal identification, providing written confirmation of such transactions, and/or tape recording of telephone instructions.

Investors in Wrap Fee Accounts and Advisory Accounts interested in making an exchange should contact his or her Financial Advisor to request the prospectus of the other GT Global Mutual Fund(s) being considered. Other investors should contact GT Global. See the Shareholder Account Manual in this Prospectus for additional information.

LIMITATIONS ON PURCHASE ORDERS AND EXCHANGES. The GT Global Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market-timing investment strategies and excessive trading can have on efficient portfolio management, each GT Global Mutual Fund and GT Global reserves the right to refuse purchase orders and exchanges by any person or group, if, in the Manager's judgment, such person or group was following a market-timing strategy or was otherwise engaging in excessive trading.

In addition, each GT Global Mutual Fund and GT Global reserves the right to refuse purchase orders and exchanges by any person or group if, in the Manager's judgment, the Fund would not be able to invest the money effectively in accordance with that Fund's investment objective and policies or would otherwise potentially be adversely affected. Although a GT Global Mutual Fund will attempt to give investors prior notice whenever it is reasonably able to do so, it may impose the above restrictions at any time.


Finally, as described above, each GT Global Mutual Fund and GT Global reserve the right to reject any purchase order.


                               Prospectus Page 29

                             GT GLOBAL INCOME FUNDS

                              HOW TO REDEEM SHARES

--------------------------------------------------------------------------------

Shares of each Fund may be redeemed at their net asset value and redemption proceeds will be sent within seven days of the execution of a redemption request. Redemption requests may be transmitted to the Transfer Agent by telephone or by mail, in accordance with the instructions provided in the Shareholder Account Manual. Redemptions will be effected at the net asset value next determined after the Transfer Agent has received the request in good order and any required supporting documentation. Redemption requests will not require a signature guarantee if the redemption proceeds are to be sent either: (i) to the redeeming shareholder at the shareholder's address of record as maintained by the Transfer Agent, provided the shareholder's address of record has not been changed within the preceding thirty days; or (ii) directly to a pre-designated bank, savings and loan or credit union account ("Pre-Designated Account"). ALL OTHER REDEMPTION REQUESTS MUST BE ACCOMPANIED BY A SIGNATURE GUARANTEE OF THE REDEEMING SHAREHOLDER'S SIGNATURE. A signature guarantee can be obtained from any bank, U.S. trust company, a member firm of a U.S. stock exchange or a foreign branch of any of the foregoing or other eligible guarantor institution. A notary public is not an acceptable guarantor.

Shareholders with Pre-Designated Accounts should request that redemption proceeds be sent either by bank wire or by check. The minimum redemption amount for a bank wire is $1,000. Shareholders requesting a bank wire should allow two business days from the time the redemption request is effected for the proceeds to be deposited in the shareholder's Pre-Designated Account. See "How to Redeem Shares -- Other Important Redemption Information." Shareholders may change their Pre-Designated Accounts only by a letter of instruction to the Transfer Agent containing all account signatures, each of which must be guaranteed. The Transfer Agent currently does not charge a bank wire service fee for each wire redemption sent, but reserves the right to do so in the future. The shareholder's bank may charge a bank wire service fee.

REDEMPTIONS BY TELEPHONE. Redemption requests may be made by telephone by calling the Transfer Agent at the appropriate toll free number provided in the Shareholder Account Manual. Shareholders who hold certificates for shares may not redeem by telephone. REDEMPTION REQUESTS MAY NOT BE MADE BY TELEPHONE FOR THIRTY DAYS FOLLOWING ANY CHANGE OF THE SHAREHOLDER'S ADDRESS OF RECORD.

Shareholders automatically have telephone privileges to authorize redemptions. The Funds, GT Global and the Transfer Agent will not be liable for any loss or damage for acting in good faith upon instructions received by telephone and reasonably believed to be genuine. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine prior to acting upon instructions received by telephone, including requiring some form of personal identification, providing written confirmation of such transactions, and/or tape recording of telephone instructions.

REDEMPTIONS BY MAIL. Redemption requests should be mailed directly to the Transfer Agent at the appropriate address provided in the Shareholder Account Manual. As discussed above, requests for payment of redemption proceeds to a party other than the shareholder of record and/or requests that redemption proceeds be mailed to an address other than the shareholder's address of record require a signature guarantee. In addition, if the shareholder's address of record has been changed within the preceding thirty days, a signature guarantee is required. Redemptions of shares for which certificates have been issued must be accompanied by properly endorsed share certificates.

OTHER IMPORTANT REDEMPTION INFORMATION. A request for redemption will not be processed until all of the necessary documentation has been received in good order. A shareholder in a Wrap Fee Account or Advisory Account who is in doubt as to what documents are required should contact his Financial Advisor.

Except in extraordinary circumstances and as permitted under the 1940 Act, payment for shares redeemed by telephone, or by mail will be made promptly after receipt of a redemption request, if

                               Prospectus Page 30

                             GT GLOBAL INCOME FUNDS
in good order, but not later than seven days after the date the request is executed. Requests for redemption which are subject to any special conditions or which specify a future or past effective date cannot be accepted.

If the Transfer Agent is requested to redeem shares for which a Fund has not yet received good payment, the Fund may delay payment of redemption proceeds until it has assured itself that good payment has been collected for the purchase of the shares. In the case of purchases by check it can take up to 10 business days to confirm that the check has cleared and good payment has been received. Redemption proceeds will not be delayed when shares have been paid for by wire or when the investor's account holds a sufficient number of shares for which funds already have been collected.

GT Global reserves the right to redeem the shares of any Advisory Account or Wrap Fee Account if the amount invested in GT Global Mutual Funds through such account is reduced to less than $500 through redemptions or other action by the shareholder. Written notice will be given to the shareholder at least 60 days prior to the date fixed for such redemption, during which time the shareholder may increase the amount invested in GT Global Mutual Funds through such account to an aggregate amount of $500 or more.

For additional information on how to redeem shares, see the Shareholder Account Manual in this Prospectus, or contact your Financial Advisor.

                               Prospectus Page 31

                             GT GLOBAL INCOME FUNDS

                           SHAREHOLDER ACCOUNT MANUAL

--------------------------------------------------------------------------------

Purchase, exchange and redemption orders should be placed in accordance with this Manual. It is recommended that investors in Wrap Fee Accounts and Advisory Accounts make such orders through their Financial Advisor. PLEASE BE CAREFUL TO REFERENCE "ADVISOR CLASS" IN ALL INSTRUCTIONS PROVIDED. See "How to Invest;" "How to Make Exchanges;" "How to Redeem Shares;" and "Dividends, Other Distributions, and Federal Income Taxation -- Taxes" for more information.

Each Fund's Transfer Agent is GT GLOBAL INVESTOR SERVICES, INC.

INVESTMENTS BY MAIL

Send the completed Account Application (if initial purchase) or letter stating Fund name, class of shares, shareholder's registered name and account number (if subsequent purchase) with a check to:

    GT Global
    P.O. Box 7345
    San Francisco, California 94120-7345

INVESTMENTS BY BANK WIRE

An investor opening a new account should call 1-800-223-2138 to obtain an account number. WITHIN SEVEN DAYS OF PURCHASE SUCH AN INVESTOR MUST SEND A COMPLETED ACCOUNT APPLICATION CONTAINING THE INVESTOR'S CERTIFIED TAXPAYER IDENTIFICATION NUMBER TO GT GLOBAL AT THE ADDRESS PROVIDED ABOVE UNDER "INVESTMENTS BY MAIL." Wire instructions must state Fund name, class of shares, shareholder's registered name and account number. Bank wires should be sent through the Federal Reserve Bank Wire System to:

    WELLS FARGO BANK, N.A.

    ABA 121000248

    Attn: GT GLOBAL
         ACCOUNT NO. 4023-050701

EXCHANGES BY TELEPHONE

Call GT Global at 1-800-223-2138

EXCHANGES BY MAIL

Send complete instructions, including name of Fund exchanging from, amount of exchange, name of the GT Global Mutual Fund exchanging into, shareholder's registered name and account number, to:

    GT Global
    P.O. Box 7893
    San Francisco, California 94120-7893

REDEMPTIONS BY TELEPHONE

Call GT Global at 1-800-223-2138

REDEMPTIONS BY MAIL

Send complete instructions, including name of Fund, class of shares, amount of redemption, shareholder's registered name and account number, to:

    GT Global
    P.O. Box 7893
    San Francisco, California 94120-7893

OVERNIGHT MAIL

Overnight mail services do not deliver to post office boxes. To send purchase, exchange or redemption orders by overnight mail, comply with the above instructions but send to the following address:

    GT Global Investor Services
    California Plaza
    2121 N. California Boulevard
    Suite 450
    Walnut Creek, California 94596

ADDITIONAL QUESTIONS

Shareholders with additional questions regarding purchase, exchange and redemption procedures should call GT Global at 1-800-223-2138.

                               Prospectus Page 32

                             GT GLOBAL INCOME FUNDS

                         CALCULATION OF NET ASSET VALUE

--------------------------------------------------------------------------------

The Funds calculate net asset value as of the close of normal trading on the NYSE (currently 4:00 p.m., Eastern time, unless weather, equipment failure or other factors contribute to an earlier closing time) each Business Day. Each Fund's net asset value per share is computed by determining the value of its total assets (which, in the case of the High Income Fund, is the value of its proportionate share of the total assets of the Portfolio) subtracting all of its liabilities, and dividing the result by the total number of shares outstanding at such time. Net asset value is determined separately for each class of shares of each Fund.

Long-term debt obligations held by a Fund or the Portfolio are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when the Manager deems it appropriate, prices obtained from a bond pricing service will be used. Short-term debt investments are amortized to maturity based on their cost, adjusted for foreign exchange translation and market fluctuations. Equity securities are valued at the last sale price on the exchange or in the OTC market in which such securities are primarily traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. When market quotations for futures and options positions held by a Fund or the Portfolio are readily available, those positions are valued based upon such quotations.

Securities and other assets for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors or the Portfolio's Board of Trustees. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Each Fund's or the Portfolio's portfolio securities, from time to time, may be listed primarily on foreign exchanges or OTC dealer markets that may trade on days when the NYSE is closed (such as Saturday). As a result, the net asset values of a Fund's shares may be significantly affected by such trading on days when shareholders have no access to that Fund.

--------------------------------------------------------------------------------
                         DIVIDENDS, OTHER DISTRIBUTIONS
                          AND FEDERAL INCOME TAXATION

--------------------------------------------------------------------------------

DIVIDENDS AND OTHER DISTRIBUTIONS. Each Fund declares and pays monthly dividends from its net investment income, if any, which includes accrued interest, earned discount (including both original issue and market discounts) and dividends less applicable expenses. Each Fund also annually distributes substantially all of its realized net short-term capital gain (the excess of short-term capital gains over short-term capital losses), net capital gain (the excess of net long-term capital gain over net short-term capital loss) and net gains from foreign currency transactions, if any. Each Fund may make an additional dividend or other distribution if necessary to avoid a 4% excise tax on certain undistributed income and gain.

Dividends and other distributions paid by each Fund with respect to all classes of its shares are calculated in the same manner and at the same time. The per share income dividends on Advisor Class shares of a Fund will be higher than the per share income dividends on shares of other classes of that Fund as a result of the service and distribution fees applicable to those other shares. SHAREHOLDERS MAY ELECT:

/ / to have all dividends and other distributions automatically reinvested in additional Advisor Class shares of the distributing Fund (or other GT Global Mutual Funds); or

/ / to receive dividends in cash and have other distributions automatically reinvested in additional

                               Prospectus Page 33

                             GT GLOBAL INCOME FUNDS
    Advisor Class shares of the distributing Fund (or other GT Global Mutual Funds); or

/ / to receive other distributions in cash and have dividends automatically reinvested in additional Advisor Class shares of the distributing Fund (or other GT Global Mutual Funds); or

/ / to receive dividends and other distributions in cash.

Automatic reinvestments in additional Advisor Class shares are made at net asset value without imposition of a sales charge. IF NO ELECTION IS MADE BY A SHAREHOLDER, ALL DIVIDENDS AND OTHER DISTRIBUTIONS WILL BE AUTOMATICALLY REINVESTED IN ADDITIONAL ADVISOR CLASS SHARES OF THE DISTRIBUTING FUND. Reinvestments in another GT Global Mutual Fund may only be directed to an account with the identical shareholder registration and account number. These elections may be changed by a shareholder at any time; to be effective with respect to a distribution, the shareholder or the shareholder's broker must contact the Transfer Agent by mail or telephone at least 15 Business Days prior to the payment date. THE FEDERAL INCOME TAX CONSEQUENCES OF DIVIDENDS AND OTHER DISTRIBUTIONS ARE THE SAME WHETHER THEY ARE RECEIVED IN CASH OR REINVESTED IN ADDITIONAL SHARES.

Any dividend or other distribution paid by a Fund has the effect of reducing the net asset value per share on the ex-dividend date by the amount thereof. Therefore, a dividend or other distribution paid shortly after a purchase of shares would represent, in substance, a return of capital to the shareholder (to the extent the distribution is paid on the shares so purchased), even though subject to income tax, as discussed below.

TAXES. Each Fund intends to continue to qualify for treatment as a regulated investment company under the Code. In each taxable year that a Fund so qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net gains from certain foreign currency transactions and net short-term capital gain) and net capital gain that is distributed to its shareholders. The Portfolio expects that it also will not be liable for any federal income tax.

Dividends from a Fund's investment company taxable income (whether paid in cash or reinvested in additional shares) are taxable to its shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of a Fund's net capital gain, when designated as such, are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether paid in cash or reinvested in additional shares. Each Fund provides federal tax information to its shareholders annually, including information about dividends and other distributions paid during the preceding year and, under certain circumstances, the shareholders' respective shares of any foreign taxes treated as paid by the Fund, in which event each shareholder would be required to include in his or her gross income his or her pro rata share of those taxes, but might be entitled to claim a credit or deduction for them.

Each Fund must withhold 31% from dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who have not furnished to the Fund a correct taxpayer identification number or a properly completed claim for exemption on Form W-8 or W-9. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding. Fund accounts opened via a bank wire purchase (see "How to Invest -- Purchases Through the Distributor") are considered to have uncertified taxpayer identification numbers unless a completed Form W-8 or W-9 or Account Application is received by the Transfer Agent within seven days after the purchase. A shareholder should contact the Transfer Agent if the shareholder is uncertain whether a proper taxpayer identification number is on file with a Fund.

A redemption of Fund shares may result in taxable gain or loss to the redeeming shareholder, depending upon whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares. An exchange of Fund shares for shares of another GT Global Mutual Fund (including another Fund) generally will have similar tax consequences. In addition, if shares of a Fund are purchased within 30 days before or after redeeming other shares of that Fund (regardless of class) at a loss, all or a part of the loss will not be deductible and instead will increase the basis of the newly purchased shares.

The foregoing is only a summary of some of the important federal tax considerations generally affecting each Fund and its shareholders. See "Taxes" in the Statement of Additional Information for a further discussion. There may be other federal, state, local or foreign tax considerations applicable to a particular investor. Prospective investors are therefore urged to consult their tax advisers.

                               Prospectus Page 34

                             GT GLOBAL INCOME FUNDS

                                   MANAGEMENT

--------------------------------------------------------------------------------

The Company's Board of Directors and the Portfolio's Board of Trustees have overall responsibility for the operation of the Funds and the Portfolio, respectively, and have approved contracts with various financial organizations to provide, among other things, day to day management services required by the Funds and the Portfolio. See "Directors, Trustees, and Executive Officers" in the Statement of Additional Information for a complete description of the Directors of each of the Funds and the Trustees of the Portfolio.

INVESTMENT MANAGEMENT AND ADMINISTRATION. Services provided by Chancellor LGT Asset Management, Inc. (the "Manager") as the Government Income Fund's, the Strategic Income Fund's and the Portfolio's investment manager and administrator include, but are not limited to, determining the composition of the investment portfolio of the Government Income Fund, the Strategic Income Fund and the Portfolio and placing orders to buy, sell or hold particular securities. In addition, the Manager provides the following administration services to the Funds and the Portfolio: furnishing corporate officers and clerical staff; providing office space, services and equipment; and supervising all matters relating to the Government Income Fund's, the Strategic Income Fund's and the Portfolio's operation.

The Government Income Fund and the Strategic Income Fund each pays the Manager administration fees computed daily and payable monthly, based on their respective average daily net assets, for such services at the annualized rate of
 .725% on the first $500 million, .70% on the next $1 billion, .675% on the next $1 billion, and .65% on amounts thereafter. The High Income Fund pays administration fees, directly to the Manager at the annualized rate of 0.25% of the Fund's average daily net assets. In addition, the Fund bears its pro rata portion of the investment management and administration fees paid by the Portfolio to the Manager. The Portfolio pays such fees, based on the average daily net assets of the Portfolio, directly to the Manager at the annualized rate of .475% on the first $500 million, .45% on the next $1 billion, .425% on the next $1 billion and .40% on amounts thereafter, plus 2% of the Portfolio's total investment income as stated in the Portfolio's Statement of Operations, calculated in accordance with generally accepted accounting principles, adjusted daily for currency revaluations, on a marked to market basis, of the Portfolio's assets; provided, however, that during any fiscal year this amount shall not exceed 2% of the Portfolio's total investment income calculated in accordance with generally accepted accounting principles. These rates are higher than those paid by most mutual funds. Each Fund pays all expenses not assumed by the Manager, GT Global or any other agents. The Manager has undertaken to limit the expenses of the Advisor Class shares of the Government Income Fund and the Strategic Income Fund (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the maximum annual level of 1.50% of the average daily net assets of each such Fund's Advisor Class shares. The Manager and GT Global have undertaken to limit the expenses of the High Income Fund's Advisor Class shares (and such Fund's pro-rata portion of the Portfolio's expenses) to the maximum annual level of 1.85% of the average daily net assets of such Fund's Advisor Class shares. This undertaking may be changed or eliminated in the future.

The Manager also serves as each Fund's pricing and accounting agent. For these services the Manager receives a fee at an annual rate derived by applying 0.03% to the first $5 billion of assets of GT Global Mutual Funds and 0.02% to the assets in excess of $5 billion and allocating the result according to each Fund's average daily net assets.

The Manager provides investment management and/or administration services to the GT Global Mutual Funds. The Manager and its worldwide asset management affiliates have provided investment management and/or administration services to institutional, corporate and individual clients around the world since 1969. The U.S. offices of the Manager are located at 50 California Street, 27th Floor, San Francisco, CA 94111 and 1166 Avenue of the Americas, New York, NY 10036.

The Manager and its worldwide affiliates, including LGT Bank in Liechtenstein, formerly Bank in Liechtenstein, compose Liechtenstein Global Trust, formerly BIL GT Group Limited. Liechtenstein Global Trust is a provider of global asset management and private banking products and services to individual and institutional investors. Liechtenstein Global Trust is controlled by the Prince of Liechtenstein Foundation, which serves as a

                               Prospectus Page 35

                             GT GLOBAL INCOME FUNDS
parent organization for the various business enterprises of the Princely Family of Liechtenstein. The principal business address of the Prince of Liechtenstein Foundation is Herrengasse 12, FL-9490, Vaduz, Liechtenstein.

As of December 31, 1996, the Manager and its worldwide asset management affiliates manage approximately $62 billion. In the United States, as of December 31, 1996, the Manager manages or administers approximately $10 billion of GT Global Mutual Funds. As of December 31, 1996, assets entrusted to Liechtenstein Global Trust total approximately $84 billion.

On October 31, 1996, Chancellor Capital Management, Inc. ("Chancellor Capital") merged with LGT Asset Management, Inc. and the resulting entity was named Chancellor LGT Asset Management, Inc. As of September 30, 1996, Chancellor Capital and its affiliates, based in New York, were the 15th largest independent investment manager in the United States with approximately $33 billion in assets under management. Chancellor Capital specialized in public and private U.S. equity and bond portfolio management for over 300 U.S. institutional clients.

In addition to the investment resources of its San Francisco and New York offices, the Manager draws upon the expertise, personnel, data and systems of other offices of Liechtenstein Global Trust, including investment offices in Frankfurt, Hong Kong, London, Singapore, Sydney, Tokyo, and Toronto. In managing the GT Global Mutual Funds, the Manager employs a team approach, taking advantage of its investment resources around the world in seeking to achieve each Fund's investment objective. Many of the GT Global Mutual Funds' portfolio managers are natives of the countries in which they invest, speak local languages and/or live or work in the markets they follow.

The investment professionals primarily responsible for the portfolio management of the Government Income Fund, the Strategic Income Fund and the Portfolio are as follows:

                             GOVERNMENT INCOME FUND


                             RESPONSIBILITIES FOR                             BUSINESS EXPERIENCE
NAME/OFFICE                        THE FUND                                     LAST FIVE YEARS
-------------------------  -------------------------  -------------------------------------------------------------------
Cheng-Hock Lau*            Portfolio Manager since    Mr. Lau has been Chief Investment Officer for Developed Market Debt
 New York                   1996                       for the Manager since November 1996, and was a Senior Portfolio
                                                       Manager for global/international fixed income for the Manager from
                                                       July 1995 to November 1996. Prior thereto, Mr. Lau was a Senior
                                                       Vice President and Senior Portfolio Manager for Fiduciary Trust
                                                       Company International from 1993 to 1995, and Vice President at
                                                       Bankers Trust Company from 1991 to 1993.
Simon Nocera               Portfolio Manager since    Chief Investment Officer for Emerging Market Debt for the Manager
 San Francisco              1996                       since January 1996. Mr. Nocera has been a Portfolio Manager and
                                                       Economist for the Manager since 1992. From 1991 to 1992, Mr.
                                                       Nocera was Senior Vice President and Director for Global Fixed
                                                       Income Research at the Putnam Companies.



*Employee of Chancellor Capital prior to October 31, 1996.


                               Prospectus Page 36

                             GT GLOBAL INCOME FUNDS

                                                  STRATEGIC INCOME FUND

                             RESPONSIBILITIES FOR                             BUSINESS EXPERIENCE
NAME/OFFICE                        THE FUND                                     LAST FIVE YEARS
-------------------------  -------------------------  -------------------------------------------------------------------
Simon Nocera               Portfolio Manager since    Chief Investment Officer for Emerging Market Debt for the Manager
 San Francisco              1992                       since January 1996. Mr. Nocera has been a Portfolio Manager and
                                                       Economist for the Manager since 1992. From 1991 to 1992, Mr.
                                                       Nocera was Senior Vice President and Director for Global Fixed
                                                       Income Research at the Putnam Companies.
Cheng-Hock Lau*            Portfolio Manager since    Mr. Lau has been Chief Investment Officer for Developed Market Debt
 New York                   1996                       for the Manager since November 1996, and was a Senior Portfolio
                                                       Manager for global/international fixed income for the Manager from
                                                       July 1995 to November 1996. Prior thereto, Mr. Lau was a Senior
                                                       Vice President and Senior Portfolio Manager for Fiduciary Trust
                                                       Company International from 1993 to 1995, and Vice President at
                                                       Bankers Trust Company from 1991 to 1993.


                                      HIGH INCOME PORTFOLIO

                      RESPONSIBILITIES FOR                   BUSINESS EXPERIENCE
NAME/OFFICE              THE PORTFOLIO                         LAST FIVE YEARS
--------------------  --------------------  ------------------------------------------------------
Simon Nocera          Portfolio Manager     Chief Investment Officer for Emerging Market Debt for
 San Francisco         since Portfolio       the Manager since January 1996. Mr. Nocera has been a
                       inception in 1992     Portfolio Manager and Economist for the Manager since
                                             1992. From 1991 to 1992, Mr. Nocera was Senior Vice
                                             President and Director for Global Fixed Income
                                             Research at the Putnam Companies.

                            ------------------------


*Employee of Chancellor Capital prior to October 31, 1996.



In placing orders for the Government Income Fund's, Strategic Income Fund's and the Portfolio's securities transactions, the Manager seeks to obtain the best net results. Consistent with its obligation to obtain the best net results, the Manager may consider a broker/dealer's sale of shares of the GT Global Mutual Funds as a factor in considering through whom portfolio transactions will be effected. Brokerage transactions for the Fund may be executed through affiliates of Liechtenstein Global Trust. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs that the Funds or the Portfolio will bear directly and could result in the realization of net capital gains which would be taxable when distributed to shareholders.


DISTRIBUTION OF FUND SHARES. GT Global is the distributor of each Fund's Advisor Class shares. Like the Manager, GT Global is a subsidiary of Liechtenstein Global Trust with offices at 50 California Street, 27th Floor, San Francisco, California 94111.

The Manager or an affiliate thereof may make ongoing payments to Financial Advisors and others that facilitate the administration and servicing of Advisor Class shareholder accounts.

GT Global, at its own expense, may provide promotional incentives to brokers that sell shares of the Funds and/or shares of the other GT Global Mutual Funds. In some instances compensation or promotional incentives may be offered to brokers that have sold or may sell significant amounts of shares during specified periods of time. Such compensation and incentives may include, but are not limited to, cash, merchandise, trips and financial assistance to brokers in connection with preapproved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families or other invited guests to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more of the GT Global Mutual Funds, and/or other events sponsored by the broker.

The Glass-Steagall Act and other applicable laws, among other things, generally prohibit federally chartered or supervised banks from engaging in the business of underwriting or distributing securities. Accordingly, GT Global intends to engage banks

                               Prospectus Page 37

                             GT GLOBAL INCOME FUNDS
(if at all) only to perform administrative and shareholder servicing functions. Banks and broker/ dealer affiliates of banks also may execute dealer agreements with GT Global for the purpose of selling shares of the Fund. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders, and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

--------------------------------------------------------------------------------

                               OTHER INFORMATION

--------------------------------------------------------------------------------

CONFIRMATIONS AND REPORTS TO SHAREHOLDERS. Each time a transaction is made that affects a shareholder's account in a Fund, the shareholder will receive from the Transfer Agent a confirmation statement reflecting the transaction. Confirmations for transactions effected pursuant to a Fund's automatic dividend reinvestment program may be provided quarterly. Shortly after the end of each Fund's fiscal year on October 31 and fiscal half-year on April 30 of each year, shareholders receive an annual and a semiannual report, respectively. In addition, the federal income status of distributions made by the Fund to shareholders are reported after the end of each calendar year on Form 1099-DIV. Under certain circumstances, duplicate mailings of the foregoing reports to the same household may be consolidated.

ORGANIZATION OF THE COMPANY. The Company was organized as a Maryland corporation on October 29, 1987. From time to time, the Company has established and may continue to establish other funds, each corresponding to a distinct investment portfolio and a distinct series of the Company's common stock. Shares of each Fund are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable. Shareholders have no preemptive or conversion rights.

On any matter submitted to a vote of shareholders, shares of a Fund will be voted by the Fund's shareholders individually when the matter affects the specific interest of the Fund only, such as approval of its investment management arrangements. In addition, each class of shares of a Fund has exclusive voting rights with respect to its distribution plan. The shares of the Company's funds will be voted in the aggregate on all other matters, such as the election of Directors and ratification of the Board of Directors' selection of the Company's independent accountants.

Normally there will be no annual meeting of shareholders of the Company in any year, except as required under the 1940 Act. The Company would be required to hold a shareholders' meeting in the event that at any time less than a majority of the Directors holding office had been elected by shareholders. Directors shall continue to hold office until their successors are elected and have qualified. Shares of the Company's funds do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of Directors can elect all the Directors. A Director may be removed upon a majority vote of the shareholders qualified to vote in the election. Shareholders holding 10% of the Company's outstanding voting shares may call a meeting of shareholders for the purpose of voting upon the question of removal of any Director or for any other purpose. The 1940 Act requires the Company to assist shareholders in calling such a meeting.

Each Fund offers Advisor Class shares through this prospectus to certain investors. Each Fund also offers Class A shares and Class B shares to investors through a separate prospectus. Each class of shares will experience different net asset values and dividends as a result of different expenses borne by each class of shares. The per share net asset value and dividends of the Advisor Class shares of a Fund generally will be higher than that of the Class A and B shares of that Fund because of the higher expenses borne by the Class A and B shares. Consequently, during comparable periods, the Funds expect that the total return on an investment in shares of the Advisor Class will be higher than the total return on Class A or B shares.

Pursuant to the Company's Articles of Incorporation, it may issue six billion shares. Of this number, 300 million shares have been classified as shares of the Strategic Income Fund and the High Income Fund; 100 million shares of each Fund have been classified as Class A and Class B shares,

                               Prospectus Page 38

                             GT GLOBAL INCOME FUNDS
respectively. In addition, 500 million shares have been classified as shares of Government Income Fund; 200 million shares have each been classified as Class A and Class B shares, respectively. Moreover, 100 million shares have been classified as Advisor Class shares for each Fund. This amount may be increased from time to time in the discretion of the Board of Directors. Each share of a Fund represents an interest in that Fund only, has a par value of $0.0001 per share, represents an equal proportionate interest in the Fund with other shares of the Fund and is entitled to such dividends and other distributions out of the income earned and gain realized on the assets belonging to the Fund as may be declared at the discretion of the Board of Directors. Each Class A, Class B and Advisor Class share of a Fund is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. Shares of each Fund when issued are fully paid and nonassessable.

ORGANIZATION OF THE PORTFOLIO. The Portfolio is organized as a trust under the laws of the state of New York. The Portfolio's Declaration of Trust provides that the High Income Fund and other entities investing in the Portfolio (E.G., other investment companies, insurance company separate accounts and common and commingled trust funds), if any, will each be liable for all obligations of the Portfolio. However, the Directors of the Company believe that the risk of the High Income Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations, and that neither the High Income Fund nor its shareholders will be exposed to a material risk of liability by reason of the High Income Fund's investing in the Portfolio. Any information received from the Portfolio in the Portfolio shareholder report will be provided to the High Income Fund's shareholders.

Whenever the High Income Fund is requested to vote on any proposal of the Portfolio, the High Income Fund will hold a meeting of Fund shareholders and will cast its vote as instructed by Fund shareholders. Shares for which no voting instructions are received will be voted in the same proportion as the shares for which voting instructions are received.

SHAREHOLDER INQUIRIES. Shareholder inquiries may be made by calling the Funds toll free at (800) 223-2138 or by writing to the Funds at 50 California Street, 27th Floor, San Francisco, California 94111.

PERFORMANCE INFORMATION. The Funds, from time to time, may include information on their investment results and/or comparisons of their investment results to various unmanaged indices or results of other mutual funds or groups of mutual funds in advertisements, sales literature or reports furnished to present or prospective shareholders. Investors should be aware that as of October 22, 1992, the investment objectives of the Strategic Income Fund were changed from long-term high capital appreciation, primarily and moderate income, secondarily, to primarily high current income and secondarily capital appreciation. In addition, the investment policies and limitations of the Strategic Income Fund were modified.

In such materials, each Fund may quote its average annual total return ("Standardized Return"). Standardized Return is calculated separately for each class of shares of each Fund. Standardized Return shows percentage rates reflecting the average annual change in the value of an assumed investment in the Fund at the end of one-, five- and ten-year periods, reduced by the maximum applicable sales charge imposed on sales of Fund shares. If a one-, five- and/or ten-year period has not yet elapsed, data will be provided as of the end of a shorter period corresponding to the life of the Fund. Standardized Return assumes reinvestment of all dividends and other distributions.

In addition, in order to more completely represent each Fund's performance or more accurately compare such performance to other measures of investment return, each Fund also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized Return reflects percentage rates of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and other distributions. Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. Non-Standardized Return may or may not take sales charges into account; performance data calculated without taking the effect of sales charges into account will be higher than data including the effect of such charges.

Each Fund also may refer in advertising and promotional materials to its yield, which will fluctuate over time. A Fund's yield shows the rate of income

                               Prospectus Page 39

                             GT GLOBAL INCOME FUNDS
that it earns on its investments, expressed as a percentage of the public offering price of its shares. A Fund calculates yield by determining the interest income it earned from its portfolio investments for a specified thirty-day period (net of expenses), dividing such income by the average number of shares outstanding, and expressing the result as an annualized percentage based on the public offering price at the end of that thirty-day period. Yield accounting methods differ from the methods used for other accounting purposes. Accordingly, a Fund's yield may not equal the dividend income actually paid to investors or the income reported in its financial statements. Yield is calculated separately for each class of shares of each Fund.

Each Fund's performance data will reflect past performance and will not necessarily be indicative of future results. A Fund's investment results will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. These factors and possible differences in calculation methods should be considered when comparing a Fund's investment results with those published for other investment companies, other investment vehicles and unmanaged indices. Each Fund's results also should be considered relative to the risks associated with its investment objectives and policies. See "Investment Results" in the Statement of Additional Information.

Each Fund's annual report contains additional information with respect to its performance. The annual report is available to investors upon request and free of charge.

TRANSFER AGENT. Shareholder servicing, reporting and general transfer agent functions for the Funds are performed by GT Global Investor Services, Inc. The Transfer Agent is an affiliate of the Manager and GT Global, a subsidiary of Liechtenstein Global Trust, and maintains its offices at California Plaza, 2121
N. California Boulevard, Suite 450, Walnut Creek, California 94596.

CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is custodian of each Fund's and the Portfolio's assets.

COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, acts as counsel to the Company, the Funds and the Portfolio. Kirkpatrick & Lockhart LLP also acts as counsel to the Manager, GT Global and the Transfer Agent in connection with other matters.

INDEPENDENT ACCOUNTANTS. The Company's and each Fund's and the Portfolio's independent accountants are Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109. Coopers & Lybrand L.L.P. conducts an annual audit of each Fund and the Portfolio, assist in the preparation of each Fund's and the Portfolio's federal and state income tax returns and consult with the Company, each Fund and the Portfolio as to matters of accounting, regulatory filings, and federal and state income taxation.

MULTIPLE TRANSLATIONS OF THE PROSPECTUS. This prospectus may be translated into other languages. In the event of any inconsistency or ambiguity as to the meaning of any word or phrase contained in a translation, the English text shall prevail.

                               Prospectus Page 40

                             GT GLOBAL INCOME FUNDS

                                   APPENDIX A
                          DESCRIPTION OF DEBT RATINGS

--------------------------------------------------------------------------------

DESCRIPTION OF BOND RATINGS
MOODY'S INVESTORS SERVICE, INC. ("Moody's") rates the debt securities issued by various entities from "Aaa" to "C". Investment grade ratings are the first four categories:

        Aaa -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa -- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger.

        A -- Upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

        Baa -- Medium-grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba -- Have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B -- Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa -- Poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca -- Speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C -- Lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1.  An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

    3.  There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its

                               Prospectus Page 41

                             GT GLOBAL INCOME FUNDS
generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP ("S&P") rates the securities debt of various entities in categories ranging from "AAA" to "D" according to quality. Investment grade ratings are the first four categories:

        AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong.

        AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree.

        A -- Have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than debt in higher rated categories.

        BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories.

        BB, B, CCC, CC, C -- Debt rated "BB," "B," "CCC," "CC," and "C" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of this obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        BB -- Has less near-term volnerability to default than other speculative issues; however, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

        B -- Has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

        CCC -- Has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

        CC -- Typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

        C -- Typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

        C1 -- Reserved for income bonds on which no interest is being paid.

        D -- In payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S employs the designation "Prime-1" to indicate commercial paper having a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the

                               Prospectus Page 42

                             GT GLOBAL INCOME FUNDS
following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong ability for repayment of Senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P ratings of commercial paper are graded into several categories ranging from "A1" for the highest quality obligations to "D" for the lowest. Issues in the "A" category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus sign (+) designation. A-2 -- Capacity for timely payments on issues with this designation is satisfactory; however, the relative degree of safety is not as high as for issues designated "A-1."

                               Prospectus Page 43

                             GT GLOBAL INCOME FUNDS

                                     NOTES

--------------------------------------------------------------------------------

                               Prospectus Page 44

                             GT GLOBAL INCOME FUNDS

                                     NOTES

--------------------------------------------------------------------------------

                               Prospectus Page 45

                             GT GLOBAL INCOME FUNDS

                                     NOTES

--------------------------------------------------------------------------------

                               Prospectus Page 46

                             GT GLOBAL INCOME FUNDS

                                     NOTES

--------------------------------------------------------------------------------

                               Prospectus Page 47

[LOGO]
  GT GLOBAL MUTUAL FUNDS
P.O. Box 7345
SAN FRANCISCO, CA 94120-7345                                                                                           ADVISOR CLASS
800/223-2138                                                                                                     ACCOUNT APPLICATION

/ / INDIVIDUAL  / / JOINT TENANT  / / GIFT/TRANSFER FOR MINOR  / / TRUST  / / CORP.
ACCOUNT REGISTRATION        / / NEW ACCOUNT  / / ACCOUNT REVISION (Account No.: -------------------------------------)
NOTE: Trust registrations should specify name of trustee(s), beneficiary(ies) and date of trust instrument. Registration for Uniform
Gifts/Transfers  to Minors accounts  should be in  the name of  one custodian and  one minor and  include the state  under which the custodianship is created.
                                                                  ----------------------------------------------------------------
------------------------------------------------------------      Social Security Number / / or Tax I.D. Number / / (Check
Owner                                                             applicable box)
------------------------------------------------------------      If more than one owner, social security number or taxpayer
Co-owner 1                                                        identification number should be provided for first owner listed.
------------------------------------------------------------      If a purchase is made under Uniform Gift/Transfer to Minors Act,
Co-owner 2                                                        social security number of the minor must be provided.
                                                                  Resident of / / U.S.  / / Other (specify) ----------------
--------------------------------------------------------------------------------------      ( )
Street Address                                                                              ---------------------------
--------------------------------------------------------------------------------------      Home Telephone
City, State, Zip Code                                                                       ( )
                                                                                            ---------------------------
                                                                                            Business Telephone
FUND SELECTION $500 minimum initial investment for each Fund is required. Checks should be made payable to "GT GLOBAL."

                                                     INITIAL                                                         INITIAL
                                                     INVESTMENT                                                      INVESTMENT
407 / / GT GLOBAL WORLDWIDE GROWTH FUND              $               413 / / GT GLOBAL LATIN AMERICA GROWTH FUND     $
                                                     ----------                                                      ----------
405 / / GT GLOBAL INTERNATIONAL GROWTH FUND          $               424 / / GT GLOBAL AMERICA SMALL CAP GROWTH      $
                                                     ----------              FUND                                    ----------
416 / / GT GLOBAL EMERGING MARKETS FUND              $               406 / / GT GLOBAL AMERICA MID CAP GROWTH FUND   $
                                                     ----------                                                      ----------
411 / / GT GLOBAL HEALTH CARE FUND                   $               423 / / GT GLOBAL AMERICA VALUE FUND            $
                                                     ----------                                                      ----------
415 / / GT GLOBAL TELECOMMUNICATIONS FUND            $               404 / / GT GLOBAL JAPAN GROWTH FUND             $
                                                     ----------                                                      ----------
419 / / GT GLOBAL INFRASTRUCTURE FUND                $               410 / / GT GLOBAL GROWTH & INCOME FUND          $
                                                     ----------                                                      ----------
417 / / GT GLOBAL FINANCIAL SERVICES FUND            $               409 / / GT GLOBAL GOVERNMENT INCOME FUND        $
                                                     ----------                                                      ----------
421 / / GT GLOBAL NATURAL RESOURCES FUND             $               408 / / GT GLOBAL STRATEGIC INCOME FUND         $
                                                     ----------                                                      ----------
422 / / GT GLOBAL CONSUMER PRODUCTS                  $               418 / / GT GLOBAL HIGH INCOME FUND              $
         AND SERVICES FUND                           ----------                                                      ----------
402 / / GT GLOBAL NEW PACIFIC GROWTH FUND            $               401 / / GT GLOBAL DOLLAR FUND                   $
                                                     ----------                                                      ----------
403 / / GT GLOBAL EUROPE GROWTH FUND                 $
                                                     ----------
                                                                     TOTAL INITIAL INVESTMENT:                       $
                                                                                                                     ----------

AGREEMENTS & SIGNATURES

 By the execution of this Account Application, I/we represent and warrant that I/we have full right power and authority and am/are of legal age in my/our state of residence to make the investment applied for pursuant to this Application. The person(s), if any, signing on behalf of the investor represent and warrant that they are duly authorized to sign this Application and to purchase, redeem or exchange shares of the Fund(s) on behalf of the investor. I/WE HEREBY AFFIRM THAT I/WE HAVE RECEIVED A CURRENT ADVISOR CLASS PROSPECTUS OF THE GT GLOBAL MUTUAL FUND(S) IN WHICH I/WE AM/ARE INVESTING AND I/WE AGREE TO ITS TERMS AND CONDITIONS.

 I/WE AND MY/OUR AGENTS, ASSIGNS AND SUCCESSORS UNDERSTAND AND AGREE THAT THE ACCOUNT WILL BE SUBJECT TO THE TELEPHONE EXCHANGE AND TELEPHONE REDEMPTION PRIVILEGES DESCRIBED IN THE CURRENT PROSPECTUS TO WHICH THIS APPLICATION IS ATTACHED AND AGREE THAT GT GLOBAL, INC., G.T. GLOBAL GROWTH SERIES, G.T. INVESTMENT FUNDS, INC., G.T. INVESTMENT PORTFOLIOS, INC. AND THE FUNDS' TRANSFER AGENT, THEIR OFFICERS AND EMPLOYEES, WILL NOT BE LIABLE FOR ANY LOSS OR DAMAGES ARISING OUT OF ANY SUCH TELEPHONE, TELEX OR TELEGRAPHIC INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE, INCLUDING ANY SUCH LOSS OR DAMAGES DUE TO NEGLIGENCE ON THE PART OF SUCH ENTITIES. THE INVESTOR(S) CERTIFY(IES) AND AGREE(S) THAT THE CERTIFICATIONS, AUTHORIZATIONS, DIRECTIONS AND RESTRICTIONS CONTAINED HEREIN WILL CONTINUE UNTIL GT GLOBAL, INC., G.T. GLOBAL GROWTH SERIES, G.T. INVESTMENT FUNDS, INC., G.T. INVESTMENT PORTFOLIOS, INC. OR THE FUNDS' TRANSFER AGENT RECEIVES WRITTEN NOTICE OF ANY CHANGE OR REVOCATION. ANY CHANGE IN THESE INSTRUCTIONS MUST BE IN WRITING AND IN SOME CASES, AS DESCRIBED IN THE PROSPECTUS, REQUIRES THAT ALL SIGNATURES BE GUARANTEED.

     PLEASE INDICATE THE NUMBER OF SIGNATURES REQUIRED TO PROCESS CHECKS OR
 WRITTEN REDEMPTION REQUESTS:  / / ONE   / / TWO   / / THREE   / / FOUR.

     (If you do not indicate the number of required signatures, ALL account owners must sign checks and/or written redemption requests.)

     UNDER PENALTIES OF PERJURY, I CERTIFY THAT THE TAXPAYER IDENTIFICATION NUMBER ("NUMBER") PROVIDED ON THIS FORM IS MY (OR MY EMPLOYER'S, TRUST'S, MINOR'S OR OTHER PAYEE'S) TRUE, CORRECT AND COMPLETE NUMBER AND MAY BE ASSIGNED TO ANY NEW ACCOUNT OPENED UNDER THE EXCHANGE PRIVILEGE. I FURTHER CERTIFY THAT I AM (OR THE PAYEE WHOSE NUMBER IS GIVEN IS) NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) I AM (OR THE PAYEE IS) EXEMPT FROM BACKUP WITHHOLDING; (B) THE INTERNAL REVENUE SERVICE (THE "I.R.S.") HAS NOT NOTIFIED ME THAT I AM (OR THE PAYEE IS) SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS; OR (C) THE I.R.S. HAS NOTIFIED ME THAT I AM (THE PAYEE IS) NO LONGER SUBJECT TO BACKUP WITHHOLDING;

    OR, / / I AM (THE PAYEE IS) SUBJECT TO BACKUP WITHHOLDING.

     ALL ACCOUNT OWNERS MUST SIGN BELOW (Minors are not authorized signers) Account revisions may require that signatures be guaranteed. Please see the
                                  Prospectus.

 THE I.R.S. DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.


 ----------------------------------------------------------
 Date
 X                                                           X
 ----------------------------------------------------------  ----------------------------------------------------------
 X                                                           X
 ----------------------------------------------------------  ----------------------------------------------------------

ACCOUNT PRIVILEGES

CAPITAL GAINS AND DIVIDEND DISTRIBUTIONS
All capital gains and dividend distributions will be reinvested in additional shares of Advisor class unless appropriate boxes below are checked:
/ / Pay capital gain distributions only in cash   / / Pay dividends only in
cash   / / Pay capital gain distributions AND dividends in cash.

SPECIAL CAPITAL GAINS AND DIVIDEND DISTRIBUTIONS OPTION
Pay distributions noted above to another GT Global Mutual Fund:
Fund Name  --------------------------------------------------------------------

TELEPHONE EXCHANGE AND REDEMPTION                                         AUTHORITY TO TRANSMIT REDEMPTION PROCEEDS TO
                                                                          PRE-DESIGNATED ACCOUNT

I/We, either directly or through the Authorized Agent, if any, named      By completing the following section, redemptions that
below, hereby authorize the Transfer Agent of the GT Global Mutual        exceed $1,000 may be wired or mailed to a Pre-Designated
Funds, to honor any telephone, telex or telegraphic instructions          Account at your bank. (Wiring instructions may be obtained
reasonably believed to be authentic for redemption and/or exchange        from your bank.) A bank wire service fee may be charged.
between a similar class of shares of any of the Funds distributed by      ----------------------------------------------------------
GT Global, Inc.                                                           Name of Bank
                                                                          ----------------------------------------------------------
                                                                          Bank Address
                                                                          ----------------------------------------------------------
                                                                          Bank A.B.A Number                        Account Number
                                                                          ----------------------------------------------------------
                                                                          Names(s) in which Bank Account is Established

                                                                          A corporation (or partnership) must also submit a
                                                                          "Corporate Resolution" (or "Certificate of Partnership")
                                                                          indicating the names and titles of Officers authorized to
                                                                          act on its behalf.

FOR USE BY AUTHORIZED AGENT ONLY

We hereby submit this Account Application for the purchase of Advisor Class shares in accordance with the terms of our Advisor Class
Agreement with GT Global, Inc. and with the Prospectus and Statement of Additional Information of each Fund purchased.

------------------------------------------------------------------------------------------------------------------------------------
Advisor's Name
------------------------------------------------------------------------------------------------------------------------------------
Main Office Address      Branch Number (if applicable)      Representative's Number      Representative's Name
                                                               (     )
-------------------------------------------------------------------------------------------------------------------------
Branch Address                                                              Telephone

-------------------------------------------------------------------------------------------------------------------------
Advisor's Authorized Signature                                              Title

                             GT GLOBAL INCOME FUNDS

                             GT GLOBAL MUTUAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF MUTUAL FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL MUTUAL FUNDS, INCLUDING FEES, EXPENSES AND THE RISKS OF GLOBAL AND EMERGING MARKET INVESTING AND THE RISKS OF INVESTING IN RELATED INDUSTRIES, PLEASE CONTACT YOUR FINANCIAL ADVISER OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL THEME FUNDS

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve or maintain a country's infrastructure

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA MID CAP GROWTH FUND
Concentrates on medium-sized companies in the U.S.

GT GLOBAL AMERICA VALUE FUND
Concentrates on equity securities of large cap U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

[LOGO]

  NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY CHANCELLOR LGT ASSET MANAGEMENT, INC., G.T. INVESTMENT FUNDS, INC., GT GLOBAL GOVERNMENT INCOME FUND, GT GLOBAL STRATEGIC INCOME FUND, GT GLOBAL HIGH INCOME FUND, GLOBAL HIGH INCOME PORTFOLIO, OR GT GLOBAL, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

                                                                   INCPV703   MC

                            GT GLOBAL INCOME FUNDS:
                                 ADVISOR CLASS

                        50 California Street, 27th Floor
                        San Francisco, California 94111
                                 (415) 392-6181
                           Toll Free: (800) 824-1580
                      Statement of Additional Information
                                 March 1, 1997

--------------------------------------------------------------------------------

This Statement of Additional Information relates to the Advisor Class shares of the GT Global Government Income Fund ("Government Income Fund"), GT Global Strategic Income Fund ("Strategic Income Fund") and GT Global High Income Fund ("High Income Fund") (each, a "Fund," and, collectively, "Funds"). Each Fund is a non-diversified series of G.T. Investment Funds, Inc. (the "Company"), a registered open-end management investment company. This Statement of Additional Information, which is not a Prospectus, supplements and should be read in conjunction with the Funds' current Advisor Class Prospectus dated March 1, 1997, a copy of which is available without charge by writing to the above address or by calling the Funds at the toll-free telephone number listed above.

Chancellor LGT Asset Management, Inc. (the "Manager") serves as the investment manager and administrator for the Government Income Fund, the Strategic Income Fund and the Global High Income Portfolio (the "Portfolio") and also serves as the administrator of the High Income Fund. The distributor of the shares of each Fund is GT Global, Inc. ("GT Global"). The Funds' transfer agent is GT Global Investor Services, Inc. ("GT Services" or the "Transfer Agent").

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

                                                                                                                           Page No.
                                                                                                                           --------
Investment Objectives and Policies.......................................................................................      2
Options, Futures and Currency Strategies.................................................................................      6
Risk Factors.............................................................................................................     15
Investment Limitations...................................................................................................     19
Execution of Portfolio Transactions......................................................................................     24
Directors, Trustees and Executive Officers...............................................................................     26
Management...............................................................................................................     28
Valuation of Fund Shares.................................................................................................     30
Information Relating to Sales and Redemptions............................................................................     31
Taxes....................................................................................................................     32
Additional Information...................................................................................................     35
Investment Results.......................................................................................................     36
Description of Debt Ratings..............................................................................................     44
Financial Statements.....................................................................................................     46

[LOGO]

                   Statement of Additional Information Page 1

                             GT GLOBAL INCOME FUNDS

                       INVESTMENT OBJECTIVES AND POLICIES

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES
The Government Income Fund primarily seeks high current income and secondarily seeks capital appreciation and protection of principal through active management of the maturity structure and currency exposure of its portfolio. The Strategic Income Fund and the High Income Fund primarily seek high current income and secondarily seek capital appreciation. The High Income Fund seeks to achieve its investment objectives by investing all of its investable assets in the Portfolio, which is a non-diversified open-end management investment company with investment objectives identical to those of the Fund. Whenever the phrase "all of the Fund's investable assets" is used herein and in the Prospectus, it means that the only investment securities held by the High Income Fund will be its interest in the Portfolio. The High Income Fund may withdraw its investment in the Portfolio at any time, if the Board of Directors of the Company determines that it is in the best interests of the Fund and its shareholders to do so. Upon any such withdrawal, the High Income Fund's assets would be invested in accordance with the investment policies of the Portfolio described below and in the Prospectus.

INVESTMENT IN EMERGING MARKETS
The Portfolio seeks its objectives by investing, under normal circumstances, at least 65% of its total assets in debt securities of issuers in emerging markets. The Strategic Income Fund may invest up to 50% of its assets in debt securities of issuers in emerging markets. The Strategic Income Fund and the Portfolio do not consider the following countries to be emerging markets: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, United Kingdom, and United States.

In addition to the factors set forth in the Prospectus, the Manager will also consider, when determining what countries constitute emerging markets, data, analysis, and classification of countries published or disseminated by the International Bank for Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation.

SELECTION OF DEBT INVESTMENTS
In determining the appropriate distribution of investments among various countries and geographic regions for the Government Income Fund, the Strategic Income Fund and the Portfolio, the Manager ordinarily considers the following factors: prospects for relative economic growth among the different countries in which the Government Income Fund, the Strategic Income Fund and the Portfolio may invest; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors.

The Government Income Fund, the Strategic Income Fund and the Portfolio may invest in the following types of money market instruments (i.e., debt instruments with less than 12 months remaining until maturity) denominated in U.S. dollars or other currencies: (a) obligations issued or guaranteed by the U.S. or foreign governments, their agencies, instrumentalities or municipalities; (b) obligations of international organizations designed or supported by multiple foreign governmental entities to promote economic reconstruction or development; (c) finance company obligations, corporate commercial paper and other short-term commercial obligations; (d) bank obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances), subject to the restriction that the Government Income Fund, the Strategic Income Fund and the Portfolio may not invest more than 25% of their respective total assets in bank securities; (e) repurchase agreements with respect to the foregoing; and (f) other substantially similar short-term debt securities with comparable characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES
With respect to certain countries, investments by the Government Income Fund, the Strategic Income Fund and the Portfolio presently may be made only by acquiring shares of other investment companies with local governmental approval to invest in those countries. At such time as direct investment in these countries is allowed, the Government Income Fund, the Strategic Income Fund and the Portfolio anticipate investing directly in these markets. The Government Income Fund, the Strategic Income Fund and the Portfolio may also invest in the securities of closed-end investment

                   Statement of Additional Information Page 2

                             GT GLOBAL INCOME FUNDS
companies within the limits of the Investment Company Act of 1940, as amended ("1940 Act"). These limitations currently provide that, in part, a Fund or the Portfolio may purchase shares of another investment company unless (a) such a purchase would cause the Government Income Fund, the Strategic Income Fund or the Portfolio to own in the aggregate more than 3% of the total outstanding voting securities of the investment company or (b) such a purchase would cause the Government Income Fund, the Strategic Income Fund or the Portfolio to have more than 5% of its total assets invested in the investment company or more than 10% of its aggregate assets invested in an aggregate of all such investment companies. The foregoing limitations do not apply to the investment by the High Income Fund in the Portfolio. Investment in investment companies may involve the payment of substantial premiums above the value of such companies' portfolio securities. The Government Income Fund, the Strategic Income Fund and the Portfolio do not intend to invest in such investment companies unless, in the judgment of the Manager, the potential benefits of such investments justify the payment of any applicable premiums. The return on such securities will be reduced by operating expenses of such companies including payments to the investment managers of those investment companies.

SAMURAI AND YANKEE BONDS
The Government Income Fund, the Strategic Income Fund and the Portfolio may invest in yen-denominated bonds sold in Japan by non-Japanese issuers ("Samurai bonds"), and may invest in dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). It is the policy of the Government Income Fund, the Strategic Income Fund and the Portfolio to invest in Samurai or Yankee bond issues only after taking into account considerations of quality and liquidity, as well as yield.

WARRANTS OR RIGHTS
Warrants or rights may be acquired by the Government Income Fund, the Strategic Income Fund or the Portfolio in connection with other securities or separately and provide a Fund or the Portfolio with the right to purchase at a later date other securities of the issuer.

LENDING OF PORTFOLIO SECURITIES
For the purpose of realizing additional income, the Strategic Income Fund or the Portfolio may make secured loans of portfolio securities amounting to not more than 30% of its total assets. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral at least equal at all times to the value of the securities lent plus any accrued interest, "marked to market" on a daily basis. The Fund may pay reasonable administrative and custodial fees in connection with loans of its securities. While the securities loan is outstanding, the Strategic Income Fund and the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Strategic Income Fund and the Portfolio each will have a right to call each loan and obtain the securities on five business days' notice. The Government Income Fund, the Strategic Income Fund and the Portfolio will not have the right to vote equity securities while they are lent, but each may call in a loan in anticipation of any important vote. Loans will be made only to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Manager, the consideration to be earned from such loans would justify the risk.

COMMERCIAL BANK OBLIGATIONS
For the purposes of the Strategic Income Fund's and the Portfolio's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the the Strategic Income Fund and the Portfolio to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although the Strategic Income Fund and the Portfolio typically will acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not an investment policy or restriction of either Fund or the Portfolio. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

REPURCHASE AGREEMENTS
A repurchase agreement is a transaction in which the Fund or Portfolio buys a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to the Funds or Portfolio if the other party to the repurchase agreement becomes bankrupt, the Government Income Fund, the Strategic Income Fund and the Portfolio intend to enter into

                   Statement of Additional Information Page 3

                             GT GLOBAL INCOME FUNDS
repurchase agreements only with banks and broker/dealers believed by the Manager to present minimal credit risks in accordance with guidelines approved by the Company's Board of Directors. The Manager reviews and monitors the creditworthiness of such institutions under the Board's general supervision.

The Government Income Fund, the Strategic Income Fund and the Portfolio will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Government Income Fund, the Strategic Income Fund or the Portfolio would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on the Government Income Fund, the Strategic Income Fund's or the Portfolio's ability to sell the collateral and the Government Income Fund, the Strategic Income Fund or the Portfolio could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Government Income Fund, the Strategic Income Fund and the Portfolio intend to comply with provisions under such Code that would allow the immediate resale of such collateral. The Government Income Fund will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 10% of the value of its total assets would be invested in such repurchase agreements and other illiquid investments and securities for which no readily available market exists.

BORROWING, REVERSE REPURCHASE AGREEMENTS AND "ROLL" TRANSACTIONS
The Government Income Fund's borrowings will not exceed 30% of the Fund's total assets, i.e., the Fund's total assets at all times will equal at least 300% of the amount of outstanding borrowings. If market fluctuations in the value of the Fund's portfolio holdings or other factors cause the ratio of the Fund's total assets to outstanding borrowings to fall below 300%, within three days (excluding Sundays and holidays) of such event the Fund may be required to sell portfolio securities to restore the 300% asset coverage, even though from an investment standpoint such sales might be disadvantageous. The Strategic Income Fund's and the Portfolio's borrowings will not exceed 33 1/3% of the Strategic Income Fund's or the Portfolio's, respective total assets. The Government Income Fund, the Strategic Income Fund and the Portfolio each may borrow up to 5% of its respective total assets for temporary or emergency purposes other than to meet redemptions. Any borrowing by a Fund or the Portfolio may cause greater fluctuation in the value of its shares than would be the case if the Fund or the Portfolio did not borrow.

The Government Income Fund's, the Strategic Income Fund's and the Portfolio's fundamental investment limitations permit it to borrow money for leveraging purposes. The Government Income Fund, however, currently is prohibited, pursuant to a non-fundamental investment policy, from borrowing money in order to purchase securities. Nevertheless, this policy may be changed in the future by a vote of a majority of the Company's Board of Directors. The Strategic Income Fund and Portfolio may borrow for leveraging purposes. In the event that the Strategic Income Fund or the Portfolio employs leverage, it would be subject to certain additional risks. Use of leverage creates an opportunity for greater growth of capital but would exaggerate any increases or decreases in the Fund's or the Portfolio's net asset value. When the income and gains on securities purchased with the proceeds of borrowings exceed the costs of such borrowings, the Government Income Fund's, the Strategic Income Fund's or the Portfolio's earnings or net asset value will increase faster than otherwise would be the case; conversely, if such income and gains fail to exceed such costs, the Fund's or the Portfolio's earnings or net asset value would decline faster than would otherwise be the case.

The Government Income Fund, the Strategic Income Fund and the Portfolio may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which a Fund or the Portfolio transfers possession of a security to another party, such as a bank or broker/dealer, in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. The Government Income Fund, the Strategic Income Fund and the Portfolio also may engage in "roll" borrowing transactions which involve a Fund's or the Portfolio's sale of Government National Mortgage Association certificates or other securities together with a commitment (for which a Fund or the Portfolio may receive a fee) to purchase similar, but not identical, securities at a future date. The Government Income Fund, the Strategic Income Fund and the Portfolio will maintain, in a segregated account with a custodian, cash or liquid securities in an amount sufficient to cover its obligations under "roll" transactions and reverse repurchase agreements with broker/dealers. No segregation is required for reverse repurchase agreements with banks.

SHORT SALES
The Government Income Fund, the Strategic Income Fund and the Portfolio are authorized to make short sales of securities, although they have no current intention of doing so. A short sale is a transaction in which a Fund or the Portfolio sells a security in anticipation that the market price of that security will decline. The Government Income Fund, the Strategic Income Fund and the Portfolio may make short sales as a form of hedging to offset potential declines in long

                   Statement of Additional Information Page 4

                             GT GLOBAL INCOME FUNDS
positions in securities it owns, or anticipates acquiring, and in order to maintain portfolio flexibility. The Government Income Fund, the Strategic Income Fund and the Portfolio only may make short sales "against the box." In this type of short sale, at the time of the sale, the Fund or the Portfolio owns the security it has sold short or has the immediate and unconditional right to acquire the identical security at no additional cost.

In a short sale, the seller does not immediately deliver the securities sold and does not receive the proceeds from the sale. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, the Government Income Fund, the Strategic Income Fund or the Portfolio will deposit in a separate account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities at no cost. The Government Income Fund, the Strategic Income Fund or the Portfolio could close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund or the Portfolio, because the Fund or the Portfolio might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

The Government Income Fund, the Strategic Income Fund and the Portfolio might make a short sale "against the box" in order to hedge against market risks when the Manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Government Income Fund, the Strategic Income Fund or the Portfolio or a security convertible into or exchangeable for such security, or when the Manager wants to sell the security the Fund or the Portfolio owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). In such case, any future losses in the Government Income Fund's, the Strategic Income Fund's Fund or the Portfolio's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the Fund or the Portfolio owns, either directly or indirectly, and, in the case where a Fund or the Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities. There will be certain additional transaction costs associated with short sales "against the box," but a Fund or the Portfolio will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

                   Statement of Additional Information Page 5

                             GT GLOBAL INCOME FUNDS

                    OPTIONS, FUTURES AND CURRENCY STRATEGIES

--------------------------------------------------------------------------------

SPECIAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES
The use of options, futures contracts and forward currency contracts ("Forward Contracts") involves special considerations and risks, as described below. Risks pertaining to particular instruments are described in the sections that follow.

        (1) Successful use of most of these instruments depends upon the Manager's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. While the Manager is experienced in the use of these instruments, there can be no assurance that any particular strategy adopted will succeed.

        (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of the investments being hedged. For example, if the value of an instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which the hedging instrument is traded. The effectiveness of hedges using hedging instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged.

        (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund or the Portfolio entered into a short hedge because the Manager projected a decline in the price of a security in the Fund's or the Portfolio's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more than the increase in the price of the security, the Fund or the Portfolio could suffer a loss. In either such case, the Fund or the Portfolio would have been in a better position had it not hedged at all.

        (4) As described below, a Fund or the Portfolio might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties (I.E., instruments other than purchased options). If a Fund or the Portfolio were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability or the Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund or the Portfolio sell a portfolio security at a disadvantageous time. The Fund's or the Portfolio's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("contra party") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund or the Portfolio.

WRITING CALL OPTIONS
The Government Income Fund, the Strategic Income Fund and the Portfolio may write (sell) call options on securities, indices and currencies. Call options generally will be written on securities and currencies that, in the opinion of the Manager are not expected to make any major price moves in the near future but that, over the long term, are deemed to be attractive investments for the Government Income Fund, the Strategic Income Fund and the Portfolio.

A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until (American style) or on (European style) a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such

                   Statement of Additional Information Page 6

                             GT GLOBAL INCOME FUNDS
earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold.

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund's or the Portfolio's investment objectives. When writing a call option, the Government Income Fund, the Strategic Income Fund or the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, a Fund or the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since most options may be exercised at any time prior to the option's expiration. If a call option that a Fund or the Portfolio has written expires, the Fund or the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund or the Portfolio will realize a gain or loss from the sale of the underlying security or currency, which will be increased or offset by the premium received. The Government Income Fund, the Strategic Income Fund and the Portfolio do not consider a security or currency covered by a call option to be "pledged" as that term is used in the Government Income Fund's, the Strategic Income Fund's and the Portfolio's fundamental investment policy that limits the pledging or mortgaging of its assets.

Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund or the Portfolio will be obligated to sell the security or currency at less than its market value.

The premium that the Government Income Fund, the Strategic Income Fund or the Portfolio receives for writing a call option is deemed to constitute the market value of an option. The premium a Fund or the Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying investment, the relationship of the exercise price to such market price, the historical price volatility of the underlying investment, and the length of the option period. In determining whether a particular call option should be written, the Manager will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Government Income Fund, the Strategic Income Fund or the Portfolio to write another call option on the underlying security or currency with either a different exercise price, expiration date or both.

The Government Income Fund, the Strategic Income Fund and the Portfolio will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity normally are higher than those applicable to purchases and sales of portfolio securities.

The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, a Fund or the Portfolio may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

A Fund or the Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from writing the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by a Fund or the Portfolio.

WRITING PUT OPTIONS
The Government Income Fund, the Strategic Income Fund and the Portfolio may write put options on securities, indices and currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

A Fund or the Portfolio generally would write put options in circumstances where the Manager wishes to purchase the underlying security or currency for the Fund's or the Portfolio's portfolio at a price lower than the current market price of

                   Statement of Additional Information Page 7

                             GT GLOBAL INCOME FUNDS
the security or currency. In such event, the Fund or the Portfolio would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund or the Portfolio also would receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund or the Portfolio will be obligated to purchase the security or currency at greater than its market value.

PURCHASING PUT OPTIONS
The Government Income Fund, the Strategic Income Fund and the Portfolio may purchase put options on securities, indices and currencies. As the holder of a put option, the Government Income Fund, the Strategic Income Fund or the Portfolio would have the right to sell the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. The Government Income Fund, the Strategic Income Fund or the Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

A Fund or the Portfolio may purchase a put option on an underlying security or currency ("protective put") owned by the Fund or the Portfolio as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund or the Portfolio, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when the Manager deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any profit otherwise available for distribution when the security or currency eventually is sold.

The Government Income Fund, the Strategic Income Fund and the Portfolio also may purchase put options at a time when that Fund or the Portfolio does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, a Fund or the Portfolio seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund or the Portfolio will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

PURCHASING CALL OPTIONS
The Government Income Fund, the Strategic Income Fund or the Portfolio may purchase call options on securities, indices and currencies. As the holder of a call option, a Fund or the Portfolio would have the right to purchase the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Fund or the Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

Call options may be purchased by a Fund or the Portfolio for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable the Fund or the Portfolio to acquire the security or currency at the exercise price of the call option plus the premium paid. At times, the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique also may be useful to a Fund or the Portfolio in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option, rather than the underlying security or currency itself, a Fund or the Portfolio is partially protected from any unexpected decline in the market price of the underlying security or currency and, in such event, could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

The Government Income Fund, the Strategic Income Fund and the Portfolio also may purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option could be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options also may be purchased at times to avoid realizing losses that would result in a reduction of a Fund's or the Portfolio's current return. For example, where a Fund or the Portfolio has written a call option on an

                   Statement of Additional Information Page 8

                             GT GLOBAL INCOME FUNDS
underlying security or currency having a current market value below the price at which such security or currency was purchased by the Fund or the Portfolio, an increase in the market price could result in the exercise of the call option written by the Fund or the Portfolio and the realization of a loss on the underlying security or currency. Accordingly, the Fund or the Portfolio could purchase a call option on the same underlying security or currency, which could be exercised to fulfill the Fund's or the Portfolio's delivery obligations under its written call (if it is exercised). This strategy could allow the Fund or the Portfolio to avoid selling the portfolio security or currency at a time when it has an unrealized loss; however, the Fund or the Portfolio would have to pay a premium to purchase the call option plus transaction costs.

Aggregate premiums paid for put and call options will not exceed 5% of a Fund's or the Portfolio's total assets at the time of purchase.

The Government Income Fund, the Strategic Income Fund or the Portfolio may attempt to accomplish objectives similar to those involved in using Forward Contracts by purchasing put or call options on currencies. A put option gives a Fund or the Portfolio as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price at any time until (American style) or on (European style) the expiration of the option. A call option gives a Fund or the Portfolio as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price at any time until (American style) or on (European style) the expiration of the option. A Fund or the Portfolio might purchase a currency put option, for example, to protect itself against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the Fund or the Portfolio would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the Fund or the Portfolio anticipates purchasing securities.

Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (I.E., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Funds and the Portfolio will not purchase an OTC option unless the Fund or the Portfolio believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

The staff of the Securities and Exchange Commission ("SEC") considers purchased OTC options to be illiquid securities. A Fund or the Portfolio may also sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund or the Portfolio. The assets used as cover for OTC options written by a Fund or the Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund or the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

A Fund's or the Portfolio's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Fund and the Portfolio intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party or by a transaction in the secondary market if any such market exists. Although each Fund and the Portfolio will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund or the Portfolio, there is no assurance that the Fund or the Portfolio will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Fund or the Portfolio might be unable to close out an OTC option position at any time prior to its expiration.

INDEX OPTIONS
Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market or a particular market sector generally) rather than on price movements in individual securities or futures contracts. When a Fund or the Portfolio writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund or the Portfolio an amount of cash if the closing

                   Statement of Additional Information Page 9

                             GT GLOBAL INCOME FUNDS
level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference. When a Fund or the Portfolio buys a call on an index, it pays a premium and has the same rights as to such calls as are indicated above. When a Fund or the Portfolio buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's or the Portfolio's exercise of the put, to deliver to the Fund or the Portfolio an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund or the Portfolio writes a put on an index, it receives a premium and the purchaser has the right, prior to the expiration date, to require the Fund or the Portfolio to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier, if the closing level is less than the exercise price.

The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund or the Portfolio writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund or the Portfolio can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund or the Portfolio cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a Fund or the Portfolio could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund or the Portfolio, as the call writer, will not know that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If a Fund or the Portfolio has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund or the Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

INTEREST RATE AND CURRENCY FUTURES CONTRACTS
The Government Income Fund, the Strategic Income Fund or the Portfolio may enter into interest rate or currency futures contracts, including futures contracts on indices of debt securities, ("Futures" or "Futures Contracts"), as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund or the Portfolio. The Government Income Fund, the Strategic Income Fund's or the Portfolio's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates or decreases in currency exchange rates, and purchases of Futures as an offset against the effect of expected declines in interest rates or increases in currency exchange rates.

The Government Income Fund's, the Strategic Income Fund and the Portfolio only will enter into Futures Contracts which are traded on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are exchanged in London at the London International Financial Futures Exchange.

Although techniques other than sales and purchases of Futures Contracts could be used to reduce a Fund's or the Portfolio's exposure to interest rate and currency exchange rate fluctuations, a Fund or the Portfolio may be able to hedge exposure more effectively and at a lower cost through using Futures Contracts.

                  Statement of Additional Information Page 10

                             GT GLOBAL INCOME FUNDS

A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (debt security or currency) for a specified price at a designated date, time and place. An index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading on the contract and the price at which the Futures Contract is originally struck; no physical delivery of the securities comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding.

Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts usually are closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Government Income Fund, the Strategic Income Fund or the Portfolio realizes a gain; if it is more, the Government Income Fund, the Strategic Income Fund or the Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Government Income Fund, the Strategic Income Fund or the Portfolio realizes a gain; if it is less, the Government Income Fund, the Strategic Income Fund or the Portfolio realizes a loss. The transaction costs also must be included in these calculations. There can be no assurance, however, that a Fund or the Portfolio will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund or the Portfolio is not able to enter into an offsetting transaction, the Fund or the Portfolio will continue to be required to maintain the margin deposits on the Futures Contract.

As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September Deutschemarks on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (I.E., on a specified date in September, the "delivery month") by the purchase of another Futures Contract of September Deutschemarks on the same exchange. In such instance, the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Government Income Fund, the Strategic Income Fund or the Portfolio.

The Government Income Fund, the Strategic Income Fund's and the Portfolio's Futures transactions will be entered into for hedging purposes; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund or the Portfolio owns, or Futures Contracts will be purchased to protect the Fund or the Portfolio against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

"Margin" with respect to Futures Contracts is the amount of funds that must be deposited by the Government Income Fund, the Strategic Income Fund or the Portfolio in order to initiate Futures trading and to maintain the Fund's or the Portfolio's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to assure a Fund's or the Portfolio's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be modified significantly from time to time by the exchange during the term of the Futures Contract.

Subsequent payments, called "variation margin," to and from the futures commission merchant through which the Fund or the Portfolio entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

    RISKS OF USING FUTURES CONTRACTS. The prices of Futures Contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest and currency rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

There is a risk of imperfect correlation between changes in prices of Futures Contracts and prices of the securities or currencies in a Fund's or the Portfolio's portfolio being hedged. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest or currency rate trends.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any

                  Statement of Additional Information Page 11

                             GT GLOBAL INCOME FUNDS
deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract.

Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract and options on Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract or option may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract or option, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract and option prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some traders to substantial losses.

If a Fund or the Portfolio were unable to liquidate a Futures or option on Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund or the Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund or the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the Futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the Futures and options on Futures markets are subject to daily variation margin calls and might be compelled to liquidate Futures or options on Futures positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the Futures or options and the investments being hedged. Also, because initial margin deposit requirements in the Futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the Futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the Futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

OPTIONS ON FUTURES CONTRACTS
Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account, which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities, currencies or index upon which the Futures Contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

The purchase of call options on Futures can serve as a long hedge, and the purchase of put options on Futures can serve as a short hedge. Writing call options on Futures can serve as a limited short hedge, and writing put options on Futures can serve as a limited long hedge, using a strategy similar to that used for writing options on securities, foreign currencies or indices.

If a Fund or the Portfolio writes an option on a Futures Contract, it will be required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures Contracts. Premiums received from the writing of an option on a Futures Contract are included in the initial margin deposit.

A Fund or the Portfolio may seek to close out an option position by selling an option covering the same Futures Contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

LIMITATIONS ON USE OF FUTURES, OPTIONS ON FUTURES AND CERTAIN OPTIONS ON CURRENCIES
To the extent that a Fund or the Portfolio enters into Futures Contracts, options on Futures Contracts, and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the

                  Statement of Additional Information Page 12

                             GT GLOBAL INCOME FUNDS
amount by which options are "in-the-money") will not exceed 5% of the liquidation value of the Fund's or the Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund or the Portfolio has entered into. In general, a call option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract exceeds the strike, I.E., exercise, price of the call; a put option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract is exceeded by the strike price of the put. This guideline may be modified by the Company's Board of Directors or the Portfolio's Board of Trustees, as applicable, without a shareholder vote. This limitation does not limit the percentage of the Fund's or the Portfolio's assets at risk to 5%.

FORWARD CURRENCY CONTRACTS
A Forward Contract is an obligation, generally arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Government Income Fund, the Strategic Income Fund and the Portfolio either may accept or make delivery of the currency at the maturity of the Forward Contract. A Fund or the Portfolio may also, if its contra party agrees, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract.

A Fund or the Portfolio engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund or the Portfolio might sell a particular foreign currency forward, for example, when it holds bonds denominated in a foreign currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, a Fund or the Portfolio might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, the Funds or the Portfolio might purchase a currency forward to "lock in" the price of securities denominated in that currency that it anticipates purchasing.

Forward Contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades. The Government Income Fund, the Strategic Income Fund or the Portfolio will enter into such Forward Contracts with major U.S. or foreign banks and securities or currency dealers in accordance with guidelines approved by the Company's Board of Directors or the Portfolio's Board of Trustees, as applicable.

The Government Income Fund, the Strategic Income Fund or the Portfolio may enter into Forward Contracts either with respect to specific transactions or with respect to the overall investment of the Fund or the Portfolio. The precise matching of the Forward Contract amounts and the value of specific securities generally will not be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the Forward Contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund or the Portfolio to purchase additional foreign currency on the spot (I.E., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund or the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency the Fund or the Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be predicted accurately, causing the Fund or the Portfolio to sustain losses on these contracts and transaction costs.

At or before the maturity of a Forward Contract requiring the Fund or the Portfolio to sell a currency, the Fund or the Portfolio either may sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund or the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund or the Portfolio may close out a Forward Contract requiring it to purchase a specified currency by, if its contra party agrees, entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund or the Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to a Fund or the Portfolio of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts usually are entered into on a principal basis, no fees or commissions are involved. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund or the Portfolio owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while Forward
Contracts limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

                  Statement of Additional Information Page 13

                             GT GLOBAL INCOME FUNDS

FOREIGN CURRENCY STRATEGIES -- SPECIAL CONSIDERATIONS
A Fund or the Portfolio may use options on foreign currencies, Futures on foreign currencies, options on Futures on foreign currencies and Forward Contracts to hedge against movements in the values of the foreign currencies in which the Fund's or the Portfolio's securities are denominated. Such currency hedges can protect against price movements in a security that a Fund or the Portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

A Fund or the Portfolio might seek to hedge against changes in the value of a particular currency when no Futures Contract, Forward Contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, the Fund or the Portfolio may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which the Manager believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The value of Futures Contracts, options on Futures Contracts, Forward Contracts and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of Futures Contracts, Forward Contracts or options, a Fund or the Portfolio could be disadvantaged by dealing in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or Futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Futures contracts or options until they reopen.

Settlement of Futures Contracts, Forward Contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund or the Portfolio might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

COVER
Transactions using Forward Contracts, Futures Contracts and options (other than options that a Fund or the Portfolio has purchased) expose the Fund or the Portfolio to an obligation to another party. A Fund or the Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered ") position in securities, currencies, or other options, Forward Contracts or Futures Contracts, or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund and the Portfolio will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Forward Contract, Futures Contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's or the Portfolio's assets are used for cover or segregated accounts, it could affect portfolio management or the Fund's or the Portfolio's ability to meet redemption requests or other current obligations.

INTEREST RATE AND CURRENCY SWAPS
The Strategic Income Fund and the Portfolio usually will enter into interest rate swaps on a net basis, that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Strategic Income Fund or the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of each of the Strategic Income Fund's and the Portfolio's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in an account by a custodian that satisfies the requirements of the 1940 Act. The Strategic Income Fund and the Portfolio will also establish and maintain such segregated accounts with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by that Fund or the Portfolio. The Manager, the Strategic Income Fund and

                  Statement of Additional Information Page 14

                             GT GLOBAL INCOME FUNDS
the Portfolio believe that swaps, caps and floors do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's and the Portfolio's borrowing restrictions. The Strategic Income Fund and the Portfolio will not enter into any swap, cap, floor, collar or other derivative transaction unless, at the time of entering into the transaction, the unsecured long-term debt rating of the counterparty combined with any credit enhancements is rated at least A by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), or has an equivalent rating from a nationally recognized statistical rating organization or is determined to be of equivalent credit quality by the Manager. If a counterparty defaults, the Strategic Income Fund or the Portfolio may have contractual remedies pursuant to the agreements related to the transactions. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

--------------------------------------------------------------------------------

                                  RISK FACTORS

--------------------------------------------------------------------------------

ILLIQUID SECURITIES
The Government Income Fund may invest up to 10% of its total assets in securities the disposition of which may be subject to legal or contractual restrictions or the markets for which may be illiquid. The Strategic Income Fund and the Portfolio each may invest up to 15% of net assets in illiquid securities. Securities may be considered illiquid if a Fund or the Portfolio cannot reasonably expect within seven days to sell the security for approximately the amount at which the Fund or the Portfolio values such securities. The sale of illiquid securities, if they can be sold at all, generally will require more time and result in higher brokerage charges or dealer discounts and other selling expenses than will the sale of liquid securities, such as securities eligible for trading on U.S. securities exchanges or in the over-the-counter markets. Moreover, restricted securities, which may be illiquid for purposes of this limitation, often sell, if at all, at a price lower than similar securities that are not subject to restrictions on resale.

Illiquid securities include those that are subject to restrictions contained in the securities laws of other countries. However, securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, each Fund and the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund or the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund or the Portfolio might obtain a less favorable price than prevailed when it decided to sell.

Not   all  restricted  securities   are  illiquid.  In   recent  years  a  large
institutional market has developed for certain securities that are not registered under the Securities Act of 1933, as amended ("1933 Act"), including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchsaing Rule 144A-eligible restricted securities held by a Fund or the Portfolio, however, could affect adversely the marketability of such portfolio securities and a Fund or the Portfolio might be unable to dispose of such securities promptly or at favorable prices.

                  Statement of Additional Information Page 15

                             GT GLOBAL INCOME FUNDS

With  respect  to liquidity  determinations  generally, the  Company's  Board of
Directors has the ultimate responsibility for determining whether specific securities, including restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act, are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to the Manager in accordance with procedures approved by the Board. The Manager takes into account a number of factors in reaching liquidity decisions, including: (i) the frequency of trading in the security; (ii) the number of dealers that make quotes for the security; (iii) the number of dealers that have undertaken to make a market in the security;
(iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). The Manager will monitor the liquidity of securities held by each Fund and the Portfolio and report periodically on such decisions to the Board of Directors. Moreover, as noted in the Prospectus, certain securities, such as those subject to registration restrictions of more than seven days, will generally be treated as illiquid.

FOREIGN SECURITIES
    POLITICAL, SOCIAL AND ECONOMIC RISKS. Investing in securities of non-U.S. companies may entail additional risks due to the potential political, social and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, either a Fund or the Portfolio could lose its entire investment in any such country.

    RELIGIOUS, POLITICAL AND ETHNIC INSTABILITY. Certain countries in which a Fund or the Portfolio may invest may have groups that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of a Fund's or the Portfolio's investment in those countries. Instability may also result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; and (iii) hostile relations with neighboring or other countries. Such political, social and economic instability could disrupt the principal financial markets in which a Fund or the Portfolio invests and adversely affect the value of the Fund's or the Portfolio's assets.

    FOREIGN INVESTMENT RESTRICTIONS. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Government Income Fund, the Strategic Income Fund or the Portfolio. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Fund or the Portfolio. For example, certain countries require prior governmental approval before investments by foreign persons may be made, or may limit the amount of investment by foreign persons in a particular company, or may limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. The Government Income Fund, the Strategic Income Fund or the Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

    NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL
REGULATION. Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the securities held by the Government Income Fund, the Strategic Income Fund or the Portfolio will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning most foreign issuers of securities held by the Government Income Fund, the Strategic Income Fund and the Portfolio than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Manager will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. Government. In

                  Statement of Additional Information Page 16

                             GT GLOBAL INCOME FUNDS
addition, where public information  is available, it may  be less reliable  than such information regarding U.S. issuers. Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as restrictions on market manipulation, insider trading rules, shareholder proxy requirements and timely disclosure of information.

    CURRENCY FLUCTUATIONS. Because the Funds and the Portfolio, under normal circumstances, will invest substantial portions of their total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of each Fund's and the Portfolio's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of each Fund's and the Portfolio's holdings of securities and cash denominated in such currency and, therefore, will cause an overall decline in their respective net asset values and any net investment income and capital gains derived from such securities to be distributed in U.S. dollars to shareholders of the Funds. Moreover, if the value of the foreign currencies in which a Fund or the Portfolio receives its income declines relative to the U.S. dollar between the receipt of the income and the making of Fund distributions, the Fund or the Portfolio may be required to liquidate securities in order to make distributions if the Fund or the Portfolio has insufficient cash in U.S. dollars to meet distribution requirements.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the relative movement of interest rates and pace of business activity in the other countries and the United States, and other economic and financial conditions affecting the world economy.

Although the Funds and the Portfolio value their assets daily in terms of U.S. dollars, they do not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Funds and the Portfolio will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

    ADVERSE MARKET CHARACTERISTICS. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities markets and brokers generally are subject to less governmental supervision and regulation than in the U.S., and foreign securities transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of a Fund or the Portfolio are uninvested and no return is earned thereon. The inability of a Fund or the Portfolio to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to a Fund or the Portfolio due to subsequent declines in value of the portfolio security or, if the Fund or the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. The Manager will consider such difficulties when determining the allocation of each Fund's or the Portfolio's assets, although the Manager does not believe that such difficulties will have a material adverse effect on the Funds' or the Portfolio's portfolio trading activities.

The Funds and the Portfolio may use foreign custodians, which may involve risks in addition to those related to the use of U.S. custodians. Such risks include uncertainties relating to: (i) determining and monitoring the financial strength, reputation and standing of the foreign custodian; (ii) maintaining appropriate safeguards to protect the Funds' and the Portfolio's investments; and (iii) possible difficulties in obtaining and enforcing judgments against such custodians.

    WITHHOLDING TAXES. Each Fund's and the Portfolio's net investment income from foreign issuers may be subject to withholding taxes by the foreign issuer's country, thereby reducing the Fund's and the Portfolio's net investment income or delaying the receipt of income where those taxes may be recaptured. See "Taxes."

    CONCENTRATION. To the extent a Theme Portfolio invests a significant portion of its assets in securities of issuers located in a particular country or region of the world, such Portfolio may be subject to greater risks and may experience greater volatility than a fund that is more broadly diversified geographically.

    SPECIAL CONSIDERATIONS AFFECTING WESTERN EUROPEAN COUNTRIES. The countries that are members of the European Economic Community ("Common Market") (Belgium, Denmark, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, and the United Kingdom) eliminated certain import tariffs and quotas and other trade barriers with respect to one another over the past several years. The Manager believes that this deregulation should improve the prospects for economic growth in many Western European countries. Among other things, the deregulation could enable

                  Statement of Additional Information Page 17

                             GT GLOBAL INCOME FUNDS
companies domiciled in one country to avail themselves of lower labor costs existing in other countries. In addition, this deregulation could benefit companies domiciled in one country by opening additional markets for their goods and services in other countries. Since, however, it is not clear what the exact form or effect of these Common Market reforms will be on business in Western Europe, it is impossible to predict the long-term impact of the implementation of these programs on the securities owned by a Fund.

    SPECIAL CONSIDERATIONS AFFECTING RUSSIA AND EASTERN EUROPEAN COUNTRIES. Investing in Russia and Eastern European countries involves a high degree of risk and special considerations not typically associated with investing in the United States securities markets, and should be considered highly speculative. Such risks include: (1) delays in settling portfolio transactions and risk of loss arising out of the system of share registration and custody; (2) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgement; (3) pervasiveness of corruption and crime in the economic system; (4) currency exchange rate volatility and the lack of available currency hedging instruments; (5) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation) and high unemployment; (6) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on a fund's ability to exchange local currencies for U.S. dollars; (7) political instability and social unrest and violence; (8) the risk that the governments of Russia and Eastern European countries may decide not to continue to support the economic reform programs implemented recently and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed when such countries had a communist form of government; (9) the financial condition of companies in these countries, including large amounts of inter-company debt which may create a payments crisis on a national scale; (10) dependency on exports and the corresponding importance of international trade; (11) the risk that the tax system in these countries will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (12) the underdeveloped nature of the securities markets.

    SPECIAL CONSIDERATIONS AFFECTING JAPAN. Japan's economic growth has declined significantly since 1990. The general government position has deteriorated as a result of weakening economic growth and stimulative measures taken to support economic activity and to restore financial stability. Although the decline in interest rates and fiscal stimulation packages have helped to contain recessionary forces, uncertainties remain. Japan is also heavily dependent upon international trade, so its economy is especially sensitive to trade barriers and disputes. Japan has had difficult relations with its trading partners, particularly the United States, where the trade imbalance is the greatest. It is possible that trade sanctions and other protectionist measures could impact Japan adversely in both the short and the long term.

The common stocks of many Japanese companies trade at high price-earnings ratios. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially in the U.S. In general, however, reported net income in Japan is understated relative to U.S. accounting standards and this is one reason why price-earnings ratios of the stocks of Japanese companies have tended historically to be higher than those for U.S. stocks. In addition, Japanese companies have tended to have higher growth rates than U.S. companies and Japanese interest rates have generally been lower than in the U.S., both of which factors tend to result in lower discount rates and higher price-earnings ratios in Japan than in the U.S.

The Japanese securities markets are less regulated than those in the United States. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders' rights are not always equally enforced. In addition, Japan's banking industry is undergoing problems related to bad loans and declining values in real estate.

    SPECIAL CONSIDERATIONS AFFECTING PACIFIC REGION COUNTRIES. Certain of the risks associated with international investments are heightened for investments in Pacific region countries. For example, some of the currencies of Pacific region countries have experienced steady devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain countries, such as India, face serious exchange constraints. Jurisdictional disputes also exist between South Korea and North Korea. In addition, the Funds intend to invest in Hong Kong, which will revert to Chinese Administration on July 1, 1997. Investments in Hong Kong may be subject to expropriation, national, nationalization or confiscation, in which case a Fund could lose its entire investment in Hong Kong. In addition, the reversion of Hong Kong also presents a risk that the Hong Kong dollar will be devalued and a risk of possible loss of investor confidence in Hong Kong's currency, stock market and assets.

    SPECIAL CONSIDERATIONS AFFECTING LATIN AMERICAN COUNTRIES. Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain Latin

                  Statement of Additional Information Page 18

                             GT GLOBAL INCOME FUNDS
American countries. Certain Latin American countries are also among the largest debtors to commercial banks and foreign governments. At times certain Latin American countries have declared moratoria on the payment of principal and/or interest on external debt. In addition, certain Latin American securities markets have experienced high volatility in recent years.

Latin American countries may also close certain sectors of their economies to equity investments by foreigners. Further due to the absence of securities markets and publicly owned corporations and due to restrictions on direct investment by foreign entities, investments may only be made in certain Latin American countries solely or primarily through governmentally approved investment vehicles or companies.

Certain Latin American countries may have managed currencies that are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994, the value of the Mexican peso lost more than one-third of its value relative to the U.S. dollar.

    SPECIAL CONSIDERATIONS AFFECTING EMERGING MARKETS. The Strategic Income Fund and the Portfolio may invest in debt securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in debt securities in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Strategic Income Fund's and the Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

Settlement mechanisms in emerging securities markets may be less efficient and reliable than in more developed markets. In such emerging securities markets there may be share registration and delivery delays or failures.

Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

--------------------------------------------------------------------------------

                             INVESTMENT LIMITATIONS

--------------------------------------------------------------------------------

Each Fund and the Portfolio has adopted the following investment limitations as fundamental policies which may not be changed without approval by the holders of the lesser of (i) 67% of that Fund's shares or the total beneficial interests of the Portfolio represented at a meeting at which more than 50% of the outstanding shares of the Fund or the total beneficial interests of the Portfolio are represented, or (ii) more than 50% of the outstanding shares of the Fund or the total beneficial interests of the Portfolio. Whenever the High Income Fund is requested to vote on a change in the investment limitations of the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders.

                             GOVERNMENT INCOME FUND

The Government Income Fund may not:

        (1) Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to securities issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies or instrumentalities;

        (2) Invest in companies for the purpose of exercising control or management;

        (3) Buy or sell real estate (including real estate limited partnerships) or commodities or commodity contracts; however, the Fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts ("REITs"), and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Prospectus and this Statement of Additional Information and subject to (14) below;

                  Statement of Additional Information Page 19

                             GT GLOBAL INCOME FUNDS

        (4) Acquire securities subject to restrictions on disposition or securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, or purchase OTC options or hold assets set aside to cover OTC options written by a Fund, if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the Fund's total assets;

        (5) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the 1933 Act;

        (6) Make loans, except that the Fund may purchase debt securities and enter into repurchase agreements and make loans of portfolio securities;

        (7)  Sell  securities  short,  except  to  the  extent  that  the   Fund
    contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

        (8) Purchase securities on margin, provided that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; except that it may make margin deposits in connection with futures contracts subject to (14) below;

        (9) Borrow money, except from banks for temporary or emergency purposes not in excess of 30% of the value of the Fund's total assets. The Fund will not purchase securities while such borrowings are outstanding. This restriction shall not prevent the Fund from entering into reverse repurchase agreements and engaging in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the Fund may not exceed one-third of the Fund's total assets. In the event that the asset coverage for the Fund's borrowings falls below 300%, the Fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for the 300% asset coverage;

       (10) Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing;

       (11) Invest in interests in oil, gas, or other mineral exploration or development programs;

       (12) Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

       (13) Purchase or retain the securities of any issuer, if those individual officers and Directors of the Company, the Fund's investment adviser, or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer; or

       (14) Enter into a futures contract, if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts.

For purposes of the Fund's concentration policy contained in limitation (1) above, the Fund intends to comply with the SEC staff positions that securities issued or guaranteed as to principal and interest by any single foreign government or any supranational organizations in the aggregate are considered to be securities of issuers in the same industry.

The following investment policies of the Government Income Fund are not fundamental policies and may be changed by vote of a majority of the Company's Board of Directors without shareholder approval. The Fund may not: (i) borrow money to purchase securities; and (ii) invest in securities of an issuer if the investment would cause the Fund to own more than 10% of any class of securities of any one issuer.

                             STRATEGIC INCOME FUND

The Strategic Income Fund may not:

        (1) Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, (provided, however, that the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund) except that this limitation shall not apply to securities issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies or instrumentalities;

                  Statement of Additional Information Page 20

                             GT GLOBAL INCOME FUNDS

        (2) Invest in companies for the purpose of exercising control or management (provided, however, that the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund);

        (3) Buy or sell real estate (including real estate limited partnerships) or commodities or commodity contracts; however, the Fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts (REITs), and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Prospectus and this Statement of Additional Information and subject to (13) below;

        (4) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the 1933 Act;

        (5)  Make  loans,  except  that  the  Fund  may  invest  in  loans   and
    participations,   purchase  debt   securities  and   enter  into  repurchase
    agreements and make loans of portfolio securities;

        (6)  Sell  securities  short,  except  to  the  extent  that  the   Fund
    contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

        (7) Purchase securities on margin, provided that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; except that it may make margin deposits in connection with futures contracts subject to (13) below;

        (8) Borrow money in excess of 33 1/3% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness (other than borrowing). This restriction shall not prevent the Fund from entering into reverse repurchase agreements and engaging in "roll"
    transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the Fund may not exceed one-third of the Fund's total assets. In the event that the asset coverage for the Fund's borrowings falls below 300%, the Fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage. Transactions involving options, futures contracts, options on futures contracts and forward currency contracts, and collateral arrangements relating thereto will not be deemed to be borrowings;

        (9) Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing;

       (10) Invest in interests in oil, gas, or other mineral exploration or development programs;

       (11) Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation (provided, however, that the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies, and limitations as the Fund);

       (12) Purchase or retain the securities of any issuer, if those individual officers and Directors of the Company, the Fund's investment adviser, or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer; or

       (13) Enter into a futures contract, if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts.

For purposes of the Fund's concentration policy contained in limitation (1) above, the Fund intends to comply with the SEC staff positions that securities issued or guaranteed as to principal and interest by any single foreign government or any supranational organizations in the aggregate are considered to be securities of issuers in the same industry.

The following investment policies of the Strategic Income Fund are not fundamental policies and may be changed by vote of a majority of the Company's Board of Directors without shareholder approval. The Fund may not:

        (1) Invest more than 15% of its total assets in illiquid securities;

        (2) Borrow money to purchase securities and will not invest in securities of an issuer if the investment would cause the Fund to own more than 10% of any class of securities of any one issuer (provided, however, that the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies, and limitations as the Fund.); and

                  Statement of Additional Information Page 21

                             GT GLOBAL INCOME FUNDS

        (3) Invest more than 10% of its total assets in shares of other investment companies and invest more than 5% of its total assets in any one investment company or acquire more than 3% of the outstanding voting securities of any one investment company (provided, however, that the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies, and limitations as the Fund).

                       HIGH INCOME FUND AND THE PORTFOLIO

The High Income Fund and the Portfolio each may not:

        (1) Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, (provided, however, that the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives as the Fund) except that this limitation shall not apply to securities issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies or instrumentalities;

        (2) Purchase or sell real estate, including real estate limited partnerships, provided that the Fund and the Portfolio may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

        (3) Purchase or sell commodities or commodity contracts, except that the Fund and the Portfolio may purchase and sell financial and currency futures contracts and options thereon, and may purchase and sell currency forward contracts, options on foreign currencies and may otherwise engage in transactions in foreign currencies;

        (4) Underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund and the Portfolio may be deemed an underwriter under federal or state securities laws;

        (5) Make loans, except that the Fund and the Portfolio may invest in loans and participations, purchase debt securities and enter into repurchase agreements and make loans of portfolio securities;

        (6) Purchase securities on margin, provided that the Fund and the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; except that it may make margin deposits in connection with the use of options, futures contracts, options thereon or forward currency contracts. The Fund and the Portfolio may make deposits of margin in connection with futures and forward contracts and options thereon;

        (7) Borrow money in excess of 33 1/3% of the Fund's or the Portfolio's total assets (including the amount borrowed), less all liabilities and indebtedness (other than borrowing). This restriction shall not prevent the Fund or the Portfolio from entering into reverse repurchase agreements and engaging in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the Fund or the Portfolio may not exceed one-third of the Fund's or the Portfolio's respective total assets. In the event that the asset coverage for the Fund's or the Portfolio's borrowings falls below 300%, the Fund or the Portfolio will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage. Transactions involving options, futures contracts, options on futures contracts and forward currency contracts, and collateral arrangements relating thereto will not be deemed to be borrowings;

        (8) Mortgage, pledge, or in any other manner transfer as security for any indebtedness any of its assets, except to secure permitted borrowings. Collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be a pledge of the Fund's or the Portfolio's assets;

        (9) Invest in direct interests or leases in oil, gas, or other mineral exploration or development programs, however, the Fund or the Portfolio may invest in securities of companies that engage in these activities; or

       (10) With respect to 50% of its total assets, invest more than 5% of its assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer (provided, however, that the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives as the
    Fund).

For purposes of the Fund's and the Portfolio's concentration policy contained in limitation (1) above, they intend to comply with the SEC staff positions that securities issued or guaranteed as to principal and interest by any single foreign government or any supranational organizations in the aggregate are considered to be securities of issuers in the same industry.

                  Statement of Additional Information Page 22

                             GT GLOBAL INCOME FUNDS

The following investment policies of the High Income Fund and the Portfolio are not fundamental policies and may be changed by vote of a majority of the Company's Board of Directors or the Portfolio's Board of Trustees without shareholder approval. The Fund and the Portfolio may not:

        (1) Invest in securities of an issuer if the investment would cause the Fund or the Portfolio to own more than 10% of any class of securities of any one issuer (provided, however, that the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives as the Fund);

        (2) Invest in companies for the purpose of exercising control or management (provided, however, that the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives as the Fund);

        (3) Purchase or retain the securities of any issuer, if, to the Fund's or the Portfolio's knowledge, one or more of the officers or Directors of the Company, the Fund's or the Portfolio's investment adviser, or distributor, each own beneficially more than 1/2 of 1% of the securities of such issuer and together own beneficially more than 5% of the securities of such issuer;

        (4) Enter into a futures contract, an option on a futures contract, or an option on foreign currency traded on a CFTC-regulated exchange, in each case other than for BONA FIDE hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of those positions (excluding the amount by which options are "in-the-money") exceeds 5% of the liquidation value of the Fund's or the Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund or the Portfolio has entered into;

        (5) Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation (provided, however, that the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives as the Fund); or

        (6) Invest more than 10% of its total assets in shares of other investment companies and invest more than 5% of its total assets in any one investment company or acquire more than 3% of the outstanding voting securities of any one investment company (provided, however, that the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives as the Fund).

Investors should refer to the Prospectus for further information with respect to each Fund's investment objectives, which may not be changed without the approval of shareholders, and the Portfolio's investment objectives, which may be changed without the approval of investors in the Portfolio, and other investment policies and techniques, which may be changed without shareholder approval.

                  Statement of Additional Information Page 23

                             GT GLOBAL INCOME FUNDS

                      EXECUTION OF PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

Subject to policies established by the Company's Board of Directors, the Manager is responsible for the execution of the Government Income and Strategic Income Funds' and the Portfolio's portfolio transactions and the selection of broker/ dealers that execute such transactions on behalf of these Funds and the Portfolio. In executing portfolio transactions, the Manager seeks the best net results for the Government Income and Strategic Income Funds and the Portfolio, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Although the Manager generally seeks reasonably competitive commission rates and spreads, payment of the lowest commission or spread is not necessarily consistent with the best net results. While the Funds and the Portfolio may engage in soft dollar arrangements for research services, as described below, neither the Funds nor the Portfolio has any obligation to deal with any broker/dealer or group of broker/ dealers in the execution of portfolio transactions.

Debt securities generally are traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. U.S. and foreign government securities and money market instruments generally are traded in the OTC markets. In underwritten offerings, securities usually are purchased at a fixed price which includes an amount of compensation to the underwriter. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. Broker/dealers may receive commissions on futures, currency and options transactions.

Consistent with the interests of the Funds and the Portfolio, the Manager may select brokers to execute the Funds' and the Portfolio's portfolio transactions on the basis of the research and brokerage services they provide to the Manager for its use in managing the Funds and the Portfolio and its other advisory accounts. Such services may include furnishing analyses, reports and information concerning issuers, industries, securities, geographic regions, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research and brokerage services received from such brokers are in addition to, and not in lieu of, the services required to be performed by the Manager under the Management Contract (defined below). A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Manager determines in good faith that such commission is reasonable in terms either of that particular transaction or the overall responsibility of the Manager to the Funds and the Portfolio and its other clients and that the total commissions paid by the Funds and the Portfolio will be reasonable in relation to the benefits received by the Funds and the Portfolio over the long term.
Research services may also be received from dealers who execute Fund transactions in OTC markets.

The Manager may allocate brokerage transactions to broker/dealers who have entered into arrangements under which the broker/dealer allocates a portion of the commissions paid by the Funds or the Portfolio toward payment of the Funds' or the Portfolio's expenses, such as transfer agent and custodian fees.

Investment decisions for each Fund and the Portfolio and for other investment accounts managed by the Manager are made independently of each other in light of differing conditions. However, the same investment decision occasionally may be made for two or more of such accounts, including one or both Funds and the Portfolio. In such cases, simultaneous transactions may occur. Purchases or sales are then allocated as to price or amount in a manner deemed fair and equitable to all accounts involved. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Funds and the Portfolio are concerned, in other cases the Manager believes that coordination and the ability to participate in volume transactions will be beneficial to the Funds and the Portfolio.

Under a policy adopted by the Company's Board of Directors and the Portfolio's Board of Trustees, and subject to the policy of obtaining the best net results, the Manager may consider a broker/dealer's sale of the shares of the Funds and the other funds for which the Manager serves as investment manager in selecting brokers and dealers for the execution of portfolio transactions. This policy does not imply a commitment to execute portfolio transactions through all broker/ dealers that sell shares of the Funds and such other funds.

                  Statement of Additional Information Page 24

                             GT GLOBAL INCOME FUNDS

Each Fund and the Portfolio contemplates purchasing most foreign equity securities in over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. The fixed commissions paid in connection with most such foreign stock transactions generally are higher than negotiated commissions on United States transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign equity securities may be held by a Fund and the Portfolio in the form of American Depository Receipts ("ADRs"), American Depository Shares ("ADSs"), Continental Depository Receipts ("CDRs") or European Depository Receipts ("EDRs") or securities convertible into foreign equity securities. ADRs, ADSs, CDRs and EDRs may be listed on stock exchanges, or traded in the OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which the Funds and the Portfolio may invest generally are traded in the OTC markets.

The Funds and the Portfolio contemplate that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through certain companies that are members of the Liechtenstein Global Trust. The Company's Board of Directors has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which they are operating. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations. For the fiscal years ended October 31, 1996, 1995 and 1994, the Portfolio paid aggregate brokerage commissions of $86,600, $0 and $24,000, respectively. For the fiscal years ended October 31, 1996, 1995 and 1994, the Government Income Fund paid aggregate brokerage commissions of $24,663, $0 and $92,397, respectively. For the fiscal years ended October 31, 1996, 1995 and 1994, the Strategic Income Fund paid aggregate brokerage commissions of $85,404, $0 and $134,876, respectively.

PORTFOLIO TRADING AND TURNOVER
Each Fund and the Portfolio engages in portfolio trading when the Manager concludes that the sale of a security owned by a Fund and the Portfolio and/or the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value, or a security may be purchased in anticipation of a market rise. Consistent with each Fund's and the Portfolio's investment objectives, a security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities. Although the Funds and the Portfolio generally do not intend to trade for short-term profits, the securities in each Fund's and the Portfolio's portfolio will be sold whenever the Manager believes it is appropriate to do so, without regard to the length of time a particular security may have been held. Portfolio turnover is calculated by dividing the lesser of sales or purchases of portfolio securities by each Fund's or the Portfolio's average month-end portfolio value, excluding short-term investments. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs that a Fund or the Portfolio will bear directly, and may result in the realization of net capital gains that are taxable when distributed to each Fund's shareholders. The portfolio turnover rates for the Government Income Fund, Strategic Income Fund and the Portfolio the last two fiscal years were as follows:

                                                                                          YEAR ENDED         YEAR ENDED
                                                                                       OCTOBER 31, 1996   OCTOBER 31, 1995
                                                                                       -----------------  -----------------
Government Income Fund...............................................................           268%               385%
Strategic Income Fund................................................................           177%               238%
High Income Portfolio................................................................           290%               213%

                  Statement of Additional Information Page 25

                             GT GLOBAL INCOME FUNDS

                            DIRECTORS, TRUSTEES AND
                               EXECUTIVE OFFICERS

--------------------------------------------------------------------------------

The  term "Directors" as  used below refers  to the Company's  Directors and the
Portfolio's  Trustees  collectively.  The  Company's  Directors  and   executive
officers and the Portfolio's Trustees and executive officers are listed below.


NAMES, POSITION(S) WITH THE              PRINCIPAL OCCUPATIONS AND BUSINESS
COMPANY/PORTFOLIO AND ADDRESS            EXPERIENCE FOR PAST 5 YEARS
---------------------------------------  ------------------------------------------------------------------------------------------
William J. Guilfoyle*, 38                Director, LGT Asset Management, Inc. since 1996; Director, G.T. Insurance Agency ("G.T.
Director, Chairman of the Board and      Insurance") since 1996; Director, Liechtenstein Global Trust AG (holding company of the
President                                various international LGT companies) Advisory Board since January 1996; President, GT
50 California Street                     Global since 1995; President and Chief Executive Officer, G.T. Insurance since 1995;
San Francisco, CA 94111                  Director, Liechtenstein Global Trust AG from 1995 to January 1996; Senior Vice President and Director, Sales and Marketing, G.T. Insurance from April 1995 to November 1995; Vice
                                         President and Director of Marketing, GT Global from 1987 to 1995; Senior Vice President,
                                         Retail Marketing, G.T. Insurance from 1993 to 1995; Vice President, G.T. Insurance from
                                         1992 to 1993; and Director, Mutual Fund Forum (an industry group of mutual fund and broker/dealer firms). Mr. Guilfoyle also is a director or trustee of each of the other investment companies registered under the 1940 Act that is managed or administered by the
                                         Manager.

C. Derek Anderson, 55                    Chief Executive Officer, Anderson Capital Management, Inc.; Chairman and Chief Executive
Director                                 Officer, Plantagenet Holdings, Ltd. from 1991 to present; Director, Munsingwear, Inc.; and
220 Sansome Street                       Director, American Heritage Group Inc. and various other companies. Mr. Anderson also is a
Suite 400                                director or trustee of each of the other investment companies registered under the 1940
San Francisco, CA 94104                  Act that is managed or administered by the Manager.

Frank S. Bayley, 57                      Partner with Baker & McKenzie (a law firm); Director and Chairman, C.D. Stimson Company (a
Director                                 private investment company). Mr. Bayley also is a director or trustee of each of the other
Two Embarcadero Center                   investment companies registered under the 1940 Act that is managed or administered by the
Suite 2400                               Manager.
San Francisco, CA 94111

Arthur C. Patterson, 53                  Managing Partner, Accel Partners (a venture capital firm). He also serves as a director of
Director                                 various computing and software companies. Mr. Patterson also is a director or trustee of
One Embarcadero Center                   each of the other investment companies registered under the 1940 Act that is managed or
Suite 3820                               administered by the Manager.
San Francisco, CA 94111

Ruth H. Quigley, 61                      Private investor; and President, Quigley Friedlander & Co., Inc. (a financial advisory
Director                                 services firm) from 1984 to 1986. Ms. Quigley also is a director or trustee of each of the
1055 California Street                   other investment companies registered under the 1940 Act that is managed or administered
San Francisco, CA 94108                  by the Manager.

Robert G. Wade, Jr.*, 69                 Consultant to the Manager; Chairman of the Board of Chancellor Capital Management, Inc.
Director                                 from January 1995 to October 1996; President, Chief Executive Officer and Chairman of the
1166 Avenue of the Americas              Board of Chancellor Capital Management, Inc. from 1988 to January 1995.
New York, NY 10036


--------------
* Mr. Guilfoyle and Mr. Wade are "interested persons" of the Company as defined by the 1940 Act due to their affiliation with the LGT companies.

                  Statement of Additional Information Page 26

                             GT GLOBAL INCOME FUNDS

NAMES, POSITION(S) WITH THE              PRINCIPAL OCCUPATIONS AND BUSINESS
COMPANY/PORTFOLIO AND ADDRESS            EXPERIENCE FOR PAST 5 YEARS
---------------------------------------  ------------------------------------------------------------------------------------------

James R. Tufts, 38                Chief Information Officer for the Manager since October 1996; President,
Vice President and Chief          GT Services since 1995; Senior Vice President -- Finance and
Financial Officer                 Administration, GT Global, GT Services and G.T. Insurance from 1994 to
50 California Street              1995; Senior Vice President -- Finance and Administration, LGT Asset
San Francisco, CA 94111           Management from 1994 to October 1996; Vice President -- Finance, LGT
                                  Asset Management, GT Global and GT Services from 1990 to 1994; Vice
                                  President -- Finance, G.T. Insurance from 1992 to 1994; and Director of
                                  LGT Asset Management, GT Global and GT Services since 1991.

Kenneth W. Chancey, 51            Vice President -- Mutual Fund Accounting, the Manager since 1992; and
Vice President and                Vice President, Putnam Fiduciary Trust Company from 1989 to 1992.
Principal Accounting Officer
50 California Street
San Francisco, CA 94111

Helge K. Lee, 50                  Executive Vice President, Asset Management Division, Liechtenstein
Vice President and Secretary      Global Trust since October 1996; Senior Vice President, LGT Asset
1166 Avenue of the Americas       Management, GT Global, GT Services and G.T. Insurance from February 1996
New York, NY 10036                to October 1996; Vice President, the Manager, LGT Asset Management, GT
                                  Global, GT Services and G.T. Insurance from May 1994 to February 1996;
                                  General Counsel, the Manager, LGT Asset Management, GT Global, GT
                                  Services and G.T. Insurance from May 1994 to October 1996; Secretary, the Manager, LGT Asset Management, GT Global, GT Services and G.T.
                                  Insurance from May 1994 to October 1996; Senior Vice President, General
                                  Counsel and Secretary, Strong/ Corneliuson Management, Inc.; and
                                  Secretary, each of the Strong Funds from October 1991 to May 1994.

                         ------------------------------

The Board has a Nominating and Audit Committee, composed of Miss Quigley and Messrs. Anderson, Bayley and Patterson, which is responsible for nominating persons to serve as Directors, reviewing audits of the Company and its funds and recommending firms to serve as independent auditors of the Company. Each of the Directors and officers of the Company is also a Director and officer of G.T. Investment Portfolios, Inc., G.T. Global Developing Markets Fund, Inc. and GT Global Floating Rate Fund, Inc., and a Trustee and officer of G.T. Global Growth Series, G.T. Global Eastern Europe Fund, G.T. Global Variable Investment Trust, G.T. Global Variable Investment Series, Global Investment Portfolio and Growth Portfolio, which also are registered investment companies managed by the Manager. Each of the individuals listed above serves as a Director or officer of the Company as well as a Trustee or officer of the Portfolio. Each Director and Officer serves in total as a Director and or Trustee and Officer, respectively, of 11 registered investment companies with 41 series managed or administered by the Manager. Each Director or Trustee who is not a director, officer or employee of the Manager or any affiliated company is paid aggregate fees of $5,000 per annum, plus $300 per Fund for each meeting of the Board attended, and reimburses travel and other expenses incurred in connection with attendance at such meetings. Other Directors and officers receive no compensation or expense reimbursement from the Company. For the fiscal year October 31, 1996, Mr. Anderson, Mr. Bayley, Mr. Patterson and Miss Quigley, who are not directors, officers, or employees of the Manager or any affiliated companies, received total compensation of $30,200, $30,200, $26,600 and $30,200, respectively, from the Company's series Funds for their services as Directors. For the fiscal year ended October 31, 1996, Mr. Anderson, Mr. Bayley, Mr. Patterson and Miss Quigley received total compensation of $80,100, $80,100, $72,600 and $80,100, respectively, from the investment companies managed or administered by the Manager for which he or she serves as a Director or Trustee. Fees and expenses disbursed to the Directors contained no accrued or payable pension or retirement benefits. As of February 1, 1997, the Officers and Directors and their families as a group owned in the aggregate beneficially or of record less than 1% of the outstanding shares of the Funds or of all the Company's Funds in the aggregate.

                  Statement of Additional Information Page 27

                             GT GLOBAL INCOME FUNDS

                                   MANAGEMENT

--------------------------------------------------------------------------------

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES
The Manager serves as the Government Income Fund's and the Strategic Income Fund's investment manager and administrator under an Investment Management and Administration Contract between the Company and the Manager ("Company Management Contract") and as the Portfolio's investment manager and administrator under an Investment Management and Administration Contract between the Portfolio and the Manager ("Portfolio Management Contract") (collectively, "Management Contracts"). The Manager serves as the High Income Fund's administrator under an Administration Contract ("Administration Contract") between the Company and the Manager. The Administration Contract will not be deemed an advisory contract, as defined under the 1940 Act. As investment manager and administrator, the Manager makes all investment decisions for the Government Income Fund, the Strategic Income Fund and the Portfolio and as administrator, the Manager administers each Fund's and the Portfolio's affairs. Among other things, the Manager furnishes the services and pays the compensation and travel expenses of persons who perform the executive, administrative, clerical and bookkeeping functions of the Company, the Funds, and the Portfolio and provides suitable office space, necessary small office equipment and utilities. For these services, the Government Income Fund and the Strategic Income Fund each pay the Manager investment management and administration fees, based on the Funds' average daily net assets computed daily and paid monthly, at the annualized rate of .725% on the first $500 million, .70% on the next 1 billion, .675% on the next $1 billion, and .65% on amounts thereafter. The High Income Fund pays administration fees, computed daily and paid monthly, to the Manager at the annualized rate of 0.25% of the Fund's average daily net assets. In addition, the High Income Fund bears a pro rata portion of the investment management and administration fee paid by the Portfolio to the Manager. The Portfolio pays such fees also computed daily and paid monthly at the annualized rate of .475% on the first $500 million, .45% on the next $1 billion, .425% on the next $1 billion, and .40% on amounts thereafter of its average daily net assets, plus 2% of the Portfolio's total investment income as stated in the Portfolio's Statement of Operations, calculated in accordance with generally accepted accounting principles, adjusted daily for currency revaluations, on a marked to market basis, of the Portfolio's assets; provided, however, that during any fiscal year this amount shall not exceed 2% of the Portfolio's total investment income calculated in accordance with generally accepted accounting principles.

The Management Contracts may be renewed for one-year terms, provided that any such renewal has been specifically approved at least annually by: (i) the Company's Board of Directors or the Portfolio's Board of Trustees, as applicable, or by the vote of a majority of the Fund's or the Portfolio's outstanding voting securities (as defined in the 1940 Act), and (ii) a majority of Directors or Trustees who are not parties to the Management Contract or the Administration Contract, as applicable or "interested persons" of any such party (as defined in the 1940 Act), cast in person at a meeting called for the specific purpose of voting on such approval. The Management Contracts provide that with respect to the Government Income Fund, the Strategic Income Fund and the Portfolio and the Administration Contract provides that with respect to the High Income Fund either the Company, the Portfolio or the Manager may terminate the Contract without penalty upon sixty days' written notice to the other party. The Management Contracts and the Administration Contract terminate automatically in the event of their assignment (as defined in the 1940 Act).

In each of the last three fiscal years the Government Income Fund paid investment management and administration fees to the Manager in the following amounts:

                                          YEAR ENDED OCTOBER 31,                                              AMOUNT PAID
-----------------------------------------------------------------------------------------------------------  -------------
1996.......................................................................................................   $ 3,672,503
1995.......................................................................................................     4,946,971
1994.......................................................................................................     6,390,750

                  Statement of Additional Information Page 28

                             GT GLOBAL INCOME FUNDS

In each of the last three fiscal years the Strategic Income Fund paid investment management and administration fees to the Manager in the following amounts:

                                          YEAR ENDED OCTOBER 31,                                              AMOUNT PAID
-----------------------------------------------------------------------------------------------------------  -------------
1996.......................................................................................................   $ 3,807,689
1995.......................................................................................................     4,293,053
1994.......................................................................................................     5,392,542

In each of the last three fiscal years, the Portfolio paid investment management and administration fees to the Manager in the following amounts:

                                          YEAR ENDED OCTOBER 31,                                              AMOUNT PAID
-----------------------------------------------------------------------------------------------------------  -------------
1996.......................................................................................................   $ 3,014,924
1995.......................................................................................................     2,411,786
1994.......................................................................................................     2,266,420

In each of the last three fiscal years, the High Income Fund paid investment management and administration fees to the Manager in the following amounts:

                                          YEAR ENDED OCTOBER 31,                                              AMOUNT PAID
-----------------------------------------------------------------------------------------------------------  -------------
1996.......................................................................................................   $ 1,015,220
1995.......................................................................................................       860,884
1994.......................................................................................................       886,795

DISTRIBUTION SERVICES
Each Fund's Advisor Class shares are offered continuously through each Fund's principal underwriter and distributor, GT Global on a "best efforts" basis without a sales charge or a contingent deferred sales charge.

TRANSFER AGENCY AND ACCOUNTING AGENCY SERVICES

The Transfer Agent has been retained by the Funds to perform shareholder servicing, reporting and general transfer agent functions for them. For these services, the Transfer Agent receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. The Transfer Agent also is reimbursed by each Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies. The Manager serves as each Fund's pricing and accounting agent. For the fiscal years ended October 31, 1996 and October 31, 1995, the Fund paid accounting services fees to the Manager of Government Income Fund, Strategic Income Fund, and High Income Fund were $127,205 and $40,218; $131,517 and $34,980; and $101,697 and $22,563, respectively.


EXPENSES OF THE FUNDS AND THE PORTFOLIO
Each Fund and the Portfolio pays all expenses not assumed by the Manager, GT Global and other agents. These expenses include, in addition to the advisory, distribution, transfer agency, pricing and accounting agent and brokerage fees discussed above, legal and audit expenses, custodian fees, directors' fees, organizational fees, fidelity bond and other insurance premiums, taxes, extraordinary expenses and the expenses of reports and prospectuses sent to existing investors. The allocation of general Company expenses and expenses shared by the Funds and other funds organized as series of the Company are allocated on a basis deemed fair and equitable, which may be based on the relative net assets of the Funds or the nature of the services performed and relative applicability to each Fund. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. The ratio of each Fund's and the Portfolio's expenses to its relative net assets can be expected to be higher than the expense ratios of funds investing solely in domestic securities, since the cost of maintaining the custody of foreign securities and the rate of investment management fees paid by each Fund and the Portfolio generally are higher than the comparable expenses of such other funds.

                  Statement of Additional Information Page 29

                             GT GLOBAL INCOME FUNDS

                            VALUATION OF FUND SHARES

--------------------------------------------------------------------------------

As described in the Prospectus, each Fund's net asset value per share for each class of shares is determined at the close of regular trading on the New York Stock Exchange ("NYSE") (currently, 4:00 P.M. Eastern time, unless weather, equipment failure or other factors contribute to an earlier closing business time) on each business day the NYSE is open for business. Currently, the NYSE is closed on weekends and on certain days relating to the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving Day and Christmas Day.

Each Fund's and the Portfolio's portfolio securities and other assets are valued as follows:

Equity securities, including ADRs, ADSs and EDRs, which are traded on stock exchanges are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by the Manager to be the primary market.

Long-term debt obligations are valued at the mean of representative quoted bid or asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term debt investments are amortized to maturity based on their cost, adjusted for foreign exchange translation, provided such valuations represent fair value.

Options on indices, securities and currencies purchased by a Fund or the Portfolio are valued at their last bid price in the case of listed options or, in the case of OTC options at the average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. When market quotations for futures and options on futures held by a Fund or the Portfolio are readily available, those positions will be valued based upon such quotations.

Securities and other assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors also are generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

The fair value of any other assets is added to the value of all securities positions to arrive at the value of a Fund's or the Portfolio's total assets. The Fund's or the Portfolio's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of a Fund's or the Portfolio's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

Any assets or liabilities initially denominated in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If none of these alternatives are available or none are deemed to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Board of Directors, in good faith, will establish a conversion rate for such currency.

European, Far Eastern or Latin American securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Funds' respective net asset values therefore may not take place

                  Statement of Additional Information Page 30

                             GT GLOBAL INCOME FUNDS
contemporaneously with the determination of the prices of securities held by the Funds. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Funds' net asset values unless the Manager, under the supervision of the Company's Board of Directors, determines that the particular event would materially affect net asset value. As a result, a Fund's net asset value may be significantly affected by such trading on days when a shareholder cannot purchase or redeem shares of the Fund.

--------------------------------------------------------------------------------

                       INFORMATION RELATING TO SALES AND
                                  REDEMPTIONS

--------------------------------------------------------------------------------

PAYMENT AND TERMS OF OFFERING
Payment for Advisor Class shares purchased should accompany the purchase order, or funds should be wired to the Transfer Agent as described in the Prospectus. Payment, other than by wire transfer, must be made by check or money order drawn on a U.S. bank. Checks or money orders must be payable in U.S. dollars.

As a condition of this offering, if an order to purchase either class of shares is cancelled due to nonpayment (for example, on account of a check returned for "not sufficient funds"), the person who made the order will be responsible for any loss incurred by a Fund by reason of such cancellation, and if such purchaser is a shareholder, that Fund shall have the authority as agent of the shareholder to redeem shares in his or her account at their then-current net asset value per share to reimburse that Fund for the loss incurred. Investors whose purchase orders have been cancelled due to nonpayment may be prohibited from placing future orders.

The Funds reserve the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons. An order to purchase shares is not binding on a Fund until it has been confirmed in writing by the Transfer Agent (or other arrangements made with the Fund, in the case of orders utilizing wire transfer of funds, as described above) and payment has been received. To protect existing shareholders, the Funds reserve the right to reject any offer for a purchase of shares by any individual.

SALES OUTSIDE THE UNITED STATES
Sales of Fund shares made through brokers outside the United States will be at net asset value plus a sales commission, if any, established by that broker or by local law.

EXCHANGES BETWEEN FUNDS
Shares of each Fund may be exchanged for shares of other GT Global Mutual Funds, based on their respective net asset values without imposition of any sales charges provided that the registration remains identical. Advisor Class shares of a Fund may be exchanged only for Advisor Class shares of other GT Global Mutual Funds. The exchange privilege is not an option or right to purchase shares but is permitted under the current policies of the respective GT Global Mutual Funds. The privilege may be discontinued or changed at any time by any of the funds upon 60 days' prior notice to the shareholders of such fund and is available only in states where the exchange may be made legally. Before purchasing shares through the exercise of the exchange privilege, a shareholder should obtain and read a copy of the prospectus of the fund to be purchased and should consider the investment objective(s) of the fund.

TELEPHONE REDEMPTIONS
A corporation or partnership wishing to utilize telephone, telex or telegram redemption services must submit a "Corporate Resolution" or "Certificate of Partnership" indicating the names, titles and the required number of signatures of persons authorized to act on its behalf. The certificate must be signed by a duly authorized officer(s) and, in the case of a corporation, the corporate seal affixed. All shareholders may request that redemption proceeds be transmitted by bank wire directly to the shareholder's predesignated account at a domestic bank or savings institution, if the proceeds are at least $1,000. Costs in connection with the administration of this service, including wire charges, currently are borne by the appropriate Fund. Proceeds of less than $1,000 will be mailed to the shareholder's registered address of record. The Funds and the Transfer Agent reserve the right to refuse any telephone instructions and may discontinue the aforementioned redemption options upon 30 days written notice.

                  Statement of Additional Information Page 31

                             GT GLOBAL INCOME FUNDS

SUSPENSION OF REDEMPTION PRIVILEGES
The Funds may suspend redemption privileges or postpone the date of payment for more than seven days after a redemption order is received during any period (1) when the NYSE is closed other than customary weekend and holiday closings, or trading on the NYSE is restricted as directed by the SEC, (2) when an emergency exists, as defined by the SEC, which would prohibit the Funds from disposing of their portfolio securities or in fairly determining the value of their assets, or (3) as the SEC may otherwise permit.

REDEMPTIONS IN KIND
It is possible that conditions may arise in the future which would, in the opinion of the Company's Board of Directors, make it undesirable for a Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in portfolio securities or other property of a Fund, so called "redemptions in kind." Payment of redemptions in kind will be made in readily marketable securities. Such securities would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs in selling any such securities so received. However, despite the foregoing, the Company has filed with the SEC an election pursuant to Rule 18f-1 under the 1940 Act. This means that each Fund will pay in cash all requests for redemption made by any shareholder of record, limited in amount with respect to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the value of the net assets of the Fund at the beginning of such period. This election is irrevocable so long as Rule 18f-1 remains in effect, unless the SEC by order upon application permits the withdrawal of such election.

--------------------------------------------------------------------------------

                                     TAXES

--------------------------------------------------------------------------------

TAXATION OF THE FUNDS
Each Fund is treated as a separate corporation for federal income tax purposes. In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, Futures or Forward Contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months -- options or Futures (other than those on foreign currencies), or foreign currencies (or options, Futures or Forward Contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and Futures with respect to securities) ("Short-Short Limitation");
(3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. The High Income Fund, as an investor in the Portfolio, is deemed to own a proportionate share of the Portfolio's assets, and to earn a proportionate share of the Portfolio's income, for purposes of determining whether that Fund satisfies all the requirements described above to qualify as a RIC.

Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

See "Taxation of Certain Investment Activities" below for a discussion of the tax consequences to the High Income Fund of hedging transactions engaged in, and investments in passive foreign investment companies ("PFICS") and other foreign securities by, the Portfolio.

                  Statement of Additional Information Page 32

                             GT GLOBAL INCOME FUNDS

TAXATION OF THE PORTFOLIO -- GENERAL
The Portfolio is treated as a partnership for federal income tax purposes and is not a "publicly traded partnership." As a result, the Portfolio is not subject to federal income tax; instead, the High Income Fund, as an investor in the Portfolio, is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions and credits, without regard to whether it has received any cash distributions from the Portfolio. The Portfolio also is not subject to New York income or franchise tax.

Because, as noted above, the High Income Fund will be deemed to own a proportionate share of the Portfolio's assets, and to earn a proportionate share of the Portfolio's income, for purposes of determining whether that Fund satisfies the requirements to qualify as a RIC, the Portfolio intends to continue to conduct its operations so that the High Income Fund will be able to continue to satisfy all those requirements.

Distributions to the High Income Fund from the Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in that Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds that Fund's basis for its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of that Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, and (3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. The High Income Fund's basis for its interest in the Portfolio generally will equal the amount of cash and the basis of any property that Fund invests in the Portfolio, increased by that Fund's share of the Portfolio's net income and gains and decreased by (1) the amount of cash and the basis of any property the Portfolio distributes to that Fund and (2) that Fund's share of the Portfolio's losses.

TAXATION OF CERTAIN INVESTMENT ACTIVITIES
For purposes of the following discussion, "Investor Fund" means the Government Income Fund, the Strategic Income Fund or the Portfolio.

    FOREIGN TAXES. Dividends and interest received by an Investor Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a Fund's total assets (taking into account, in the case of the High Income Fund, its proportionate share of the Portfolio's assets) at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it (taking into account, in the case of the High Income Fund, its proportionate share of any foreign taxes paid by the Portfolio) (a "Fund's foreign taxes"). Pursuant to the election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him, his proportionate share of the Fund's foreign taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents its income from foreign and U.S. possessions sources (taking into account, in the case of High Income Fund, its proportionate share of the Portfolio's income from those sources) as his own income from those sources, and
(3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. Each Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's foreign taxes and income (or, in the case of the High Income Fund, its proportionate share of the Portfolio's income) from sources within foreign countries and U.S. possessions if it makes this election.

    PASSIVE FOREIGN INVESTMENT COMPANIES. Each Investor Fund may invest in the stock of PFICs part. A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a part (or, in the case of the High Income Fund, its proportionate share of a part) of any "excess distribution" received by it (or, in the case of the High Income Fund, by the Portfolio) on the stock of a PFIC or of any gain from its (or, in the case of the High Income Fund, by the Portfolio's) disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be
taxable  to  the  Fund  to  the  extent  that  income  is  distributed  to   its
shareholders.

If an Investor Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Investor Fund (or, in the case of the Portfolio, the High Income Fund) would be required to include in income each taxable year its pro rata share (taking into account, in the case of High Income Fund, its proportionate share of the Portfolio's pro rata share) of the QEF's ordinary earnings and net capital gain (the excess of

                  Statement of Additional Information Page 33

                             GT GLOBAL INCOME FUNDS
net long-term capital gain over net short-term capital loss) -- which most likely would have to be distributed by the Investor Fund (or, in the case of the Portfolio, the High Income Fund) to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received thereby from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Pursuant  to  proposed regulations,  open-end  RICs such  as  the Fund  would be entitled to elect to "mark-to-market" their stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

    OPTIONS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS. The Investor Fund's use of hedging transactions, such as selling (writing) and purchasing options and Futures Contracts and entering into Forward Contracts, involves complex rules that will determine, for federal income tax purposes, the character and timing of recognition of the gains and losses an Investor Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, Futures and Forward Contracts derived by an Investor Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement for that Investor Fund (or, in the case of the Portfolio, the High Income Fund). However, income from the disposition by an Investor Fund of options and Futures (other than those on foreign currencies) will be subject to the Short-Short Limitation for that Investor Fund (or, in the case of the Portfolio, the High Income Fund) if they are held for less than three months. Income from the disposition by an Investor Fund of foreign currencies, and options, Futures and Forward Contracts on foreign currencies, that are not directly related to its principal business of investing in securities (or options and Futures with respect thereto) also will be subject to the Short-Short Limitation for that Investor Fund (or, in the case of the Portfolio, the High Income Fund) if they are held for less than three months.

If an Investor Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Investor Fund (or, in the case of the Portfolio, the High Income Fund) satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Investor Fund intends that, when it engages in hedging transactions, it will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all those transactions listed. To the extent this treatment is not available, an Investor Fund may be forced to defer the closing out of certain options, Futures, Forward Contracts and/or foreign currency positions beyond the time when it otherwise would be advantageous to do so, in order for that Investor Fund (or, in the case of the Portfolio, the High Income Fund) to continue to qualify as a RIC.

Futures and  Forward Contracts  that are  subject to  section 1256  of the  Code
(other than those that are part of a "mixed straddle") ("Section 1256 Contracts") and that are held by an Investor Fund at the end of its taxable year generally will be deemed to have been sold at market value for federal income tax purposes. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 988 of the Code also may apply to gains and losses from transactions in foreign currencies, foreign-currency-denominated debt securities and options, Futures and Forward Contracts on foreign currencies ("Section 988" gains and losses). Section 988 gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. Each Investor Fund attempts to monitor section 988 transactions to minimize any adverse tax impact.

The Strategic Income Fund and the Portfolio each may acquire zero coupon or other securities issued with original issue discount ("OID"). As a holder of those securities, that Fund and the Portfolio (and, through it, the High Income
Fund) each must include in its income the portion of the OID that accrues on the securities during the taxable year, even if no corresponding payment on them is received during the year. Similarly, the Strategic Income Fund and the Portfolio each must include in its gross income securities it receives as "interest" on payment-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, either of them may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives (or, in the case of the High Income Fund, its share of the total amount of cash the Portfolio actually receives). Those distributions will be made from the Fund's (or, in the case of the High Income Fund, its, or its share of the Portfolio's) cash assets or, if necessary, from the proceeds of sales of portfolio securities. A Fund may (directly or through the Portfolio) realize capital gains or losses from those sales, which would increase or decrease its investment company

                  Statement of Additional Information Page 34

                             GT GLOBAL INCOME FUNDS
taxable income and/or net capital gain. In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation, any such gains would reduce the ability of the Strategic Income Fund or the Portfolio, as the case may be, to sell other securities, or certain options, Futures, Forward Contracts or foreign currency positions, held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

TAXATION OF THE FUND'S SHAREHOLDERS
Dividends and other distributions declared by a Fund in, and payable to shareholders of record as of a date in, October, November or December of any year will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

A portion of the dividends from a Fund's investment company taxable income (whether paid in cash or reinvested in additional shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund (directly or through the Portfolio) from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

Dividends paid by a Fund to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected with the conduct of a U.S. trade or business," in which case the reporting and withholding requirements applicable to domestic taxpayers will apply. Distributions of net capital gain are not subject to withholding, but in the case of a foreign shareholder who is a nonresident alien individual, those distributions ordinarily will be subject to U.S. income tax at a rate of 30% (or lower treaty rate) if the individual is physically present in the United States for more than 182 days during the taxable year and the distributions are attributable to a fixed place of business maintained by the individual in the United States.

The foregoing is a general and abbreviated summary of certain federal tax considerations affecting the Fund's, their shareholders and the Portfolio.
Investors are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state and local taxes applicable to distributions received from the Fund.

--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

LIECHTENSTEIN GLOBAL TRUST
Liechtenstein Global Trust AG, formerly BIL GT Group, is composed of the Manager and its worldwide affiliates. Other worldwide affiliates of Liechtenstein Global Trust include LGT Bank in Liechtenstein, formerly Bank in Liechtenstein, an international financial services institution founded in 1920. LGT Bank in Liechtenstein has principal offices in Vaduz, Liechtenstein. Its subsidiaries currently include LGT Bank in Liechtenstein (Deutschland) GmbH, formerly Bank in Liechtenstein (Frankfurt) GmbH, and LGT Asset Management AG, formerly Bilfinanz und Verwaltung AG, in Zurich, Switzerland.

Worldwide asset management affiliates also currently include LGT Asset Management PLC, formerly G.T. Management PLC, in London, England; LGT Asset Management Ltd., formerly G.T. Management (Asia) Ltd., in Hong Kong; LGT Asset Management Ltd., formerly G.T. Management (Japan) Ltd., in Tokyo; LGT Asset
Management Pte. Ltd., formerly G.T. Management (Singapore) PTE Ltd., in Singapore; LGT Asset Management Ltd., formerly G.T. Management (Australia) Ltd., in Sydney; and LGT Asset Management GmbH, formerly BIL Asset Management GmbH, in Frankfurt.

                  Statement of Additional Information Page 35

                             GT GLOBAL INCOME FUNDS

CUSTODIAN
State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian of each Fund's and the Portfolio's assets. State Street is authorized to establish and has established separate accounts in foreign currencies and to cause securities of the Funds and the Portfolio to be held in separate accounts outside the United States in the custody of non-U.S. banks.

INDEPENDENT ACCOUNTANTS
The Funds' and the Portfolio's independent accountants are Coopers & Lybrand L.L.P., One Post Office Square, Boston Massachusetts 02109. Coopers & Lybrand L.L.P., conducts audits of each Fund's and the Portfolio's financial statements, assists in the preparation of the Funds' and the Portfolio's federal and state income tax returns and consults with the Company, the Funds and the Portfolio as to matters of accounting, regulatory filings, and federal and state income taxation.

The audited financial statements of the Funds and the Portfolio included in this Statement of Additional Information have been examined by Coopers & Lybrand L.L.P., as stated in their opinion appearing herein and are included in reliance upon such opinion given upon the authority of that firm as experts in accounting and auditing.

USE OF NAME
The Manager has granted the Funds and the Portfolio the right to use the "GT" name and "GT Global" and has reserved the right to withdraw its consent to the use of such names by the Company, the Funds and/or the Portfolio at any time, or to grant the use of such names to any other company.

--------------------------------------------------------------------------------

                               INVESTMENT RESULTS

--------------------------------------------------------------------------------

STANDARDIZED RETURNS
Each Fund's "Standardized Returns," as referred to in the Prospectus (see "Other Information -- Performance Information" in the Prospectus), are calculated separately for Class A, Class B and Advisor Class shares of each Fund, as follows: Standardized Return (average annual total return ("T")) is computed by using the ending redeeming value ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the SEC: P(1+T) to the (n)th power = ERV. The following assumptions will be reflected in computations made in accordance with this formula: (1) for Class A shares, deduction of the maximum sales charge of 4.75% from the $1,000 initial investment; (2) for Class B shares, deduction of the applicable contingent deferred sales charge imposed on a redemption of Class B shares held for the period; (3) reinvestment of dividends and other distributions at net asset value on the reinvestment date determined by the Company's Board of Directors; and (4) a complete redemption at the end of any period illustrated.

The Standardized Returns for the Class A, Class B and Advisor Class shares of the Strategic Income Fund, stated as average annualized total returns for the periods shown, were:

                                                                                      STRATEGIC    STRATEGIC      STRATEGIC
                                                                                       INCOME       INCOME         INCOME
                                                                                        FUND         FUND           FUND
PERIOD                                                                                (CLASS A)    (CLASS B)   (ADVISOR CLASS)
-----------------------------------------------------------------------------------  -----------  -----------  ---------------
Fiscal year ended October 31, 1996.................................................       17.15%       17.15%         23.39%
October 31, 1991 through October 31, 1996..........................................       10.48%         n/a            n/a
May 31, 1995 (commencement of operations) through October 31, 1996.................         n/a          n/a          18.99   %
October 22, 1992 (commencement of operations) through October 31, 1996.............         n/a        10.27 %          n/a
March 29, 1988 (commencement of operations) through October 31, 1996...............        8.96 %        n/a            n/a

                  Statement of Additional Information Page 36

                             GT GLOBAL INCOME FUNDS

The Standardized Returns for the Class A, Class B and Advisor Class shares of the Government Income Fund, stated as average annualized total returns for the periods shown, were:

                                                                                GOVERNMENT     GOVERNMENT       GOVERNMENT
                                                                                  INCOME         INCOME           INCOME
                                                                                   FUND           FUND             FUND
PERIOD                                                                           (CLASS A)      (CLASS B)     (ADVISOR CLASS)
-----------------------------------------------------------------------------  -------------  -------------  -----------------
Fiscal year ended October 31, 1996...........................................         2.03%          1.57%            7.49%
October 31, 1991 through October 31, 1996....................................         5.64%           n/a              n/a
May 31, 1995 (commencement of operations) through October 31, 1996...........          n/a            n/a             5.84    %
October 22, 1992 (commencement of operations) through October 31, 1996.......          n/a           5.57  %           n/a
March 29, 1988 (commencement of operations) through October 31, 1996.........         6.73  %         n/a              n/a

The Standardized Returns for the Class A, Class B and Advisor Class shares of the High Income Fund, stated as average annualized total returns for the periods shown, were:

                                                                                                                  HIGH
                                                                                        HIGH        HIGH         INCOME
                                                                                       INCOME      INCOME         FUND
                                                                                        FUND        FUND        (ADVISOR
PERIOD                                                                               (CLASS A)   (CLASS B)       CLASS)
-----------------------------------------------------------------------------------  ----------  ----------  --------------
Fiscal year ended October 31, 1996.................................................      32.44%      33.16%       39.38%
May 31, 1995 (commencement of operations) through October 31, 1996.................        n/a         n/a        32.13    %
October 22, 1992 (commencement of operations) through October 31, 1996.............      16.20 %     16.52 %        n/a

NON-STANDARDIZED RETURNS
In addition to Standardized Returns, each Fund also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized Return is calculated separately for Class A, Class B and Advisor Class shares of each Fund and may be calculated according to several different formulas. Non-Standardized Returns may be quoted for the same or different time periods for which Standardized Returns are quoted. Non-Standardized Returns may or may not take sales charges into account; performance data calculated without taking the effect of sales charges into account will be higher than data including the effect of such charges. Advisor Class are not subject to sales charges.

Aggregate Non-Standardized Return ("T") is computed by using the ending value of the account ("VOA") of a hypothetical initial investment of $1,000 ("P") according to the following formula: T = (VOA/P)-1. Aggregate Non-Standardized Return assumes reinvestment of dividends and other distributions.

The aggregate Non-Standardized Returns (not taking sales charges into account) for the Class A, Class B and Advisor Class shares of the Strategic Income Fund, stated as aggregate total returns for the periods shown, were:

                                                                                                               STRATEGIC
                                                                                     STRATEGIC   STRATEGIC       INCOME
                                                                                       INCOME      INCOME         FUND
                                                                                        FUND        FUND        (ADVISOR
PERIOD                                                                               (CLASS A)   (CLASS B)       CLASS)
-----------------------------------------------------------------------------------  ----------  ----------  --------------
May 31, 1995 (commencement of operations) through October 31, 1996.................        n/a         n/a         27.98   %
October 22, 1992 (commencement of operations) through October 31, 1996.............        n/a       50.21 %         n/a
March 29, 1988 (commencement of operations) through October 31, 1996...............     119.43 %       n/a           n/a

The aggregate Non-Standardized Returns (not taking sales charges into account) for the Class A, Class B and Advisor Class shares of the Government Income Fund, stated as aggregate total returns for the periods shown, were:

                                                                                                             GOVERNMENT
                                                                                GOVERNMENT    GOVERNMENT       INCOME
                                                                                  INCOME        INCOME          FUND
                                                                                   FUND          FUND         (ADVISOR
PERIOD                                                                          (CLASS A)     (CLASS B)        CLASS)
-----------------------------------------------------------------------------  ------------  ------------  --------------
May 31, 1995 (commencement of operations) through October 31, 1996...........         n/a           n/a           8.38   %
October 22, 1992 (commencement of operations) through October 31, 1996.......         n/a         26.14  %         n/a
March 29, 1988 (commencement of operations) through October 31, 1996.........       83.72  %        n/a            n/a

The aggregate Non-Standardized Returns (not taking sales charges into account) for the Class A, Class B and Advisor Class shares of the High Income Fund, stated as aggregate total returns for the periods shown, were:

                                                                                                                  HIGH
                                                                                        HIGH        HIGH         INCOME
                                                                                       INCOME      INCOME         FUND
                                                                                        FUND        FUND        (ADVISOR
PERIOD                                                                               (CLASS A)   (CLASS B)       CLASS)
-----------------------------------------------------------------------------------  ----------  ----------  --------------
May 31, 1995 (commencement of operations) through October 31, 1996.................        n/a         n/a        48.49    %
October 22, 1992 (commencement of operations) through October 31, 1996.............      92.10 %     87.02 %        n/a

                  Statement of Additional Information Page 37

                             GT GLOBAL INCOME FUNDS

YIELD
Each Fund may also include its current yield ("Yield") in advertisements, sales literature and shareholder reports. Yield, which is calculated separately for Class A, Class B and Advisor Class shares of each Fund, is computed by dividing the difference between dividends and interest earned during a one-month period ("a") and expenses accrued for the period (net of reimbursements) ("b") by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends ("c") and the maximum offering price per share on the last day of the period ("d") according to the following formula as required by the SEC:

                   a-b
YIELD =   2     [( --  + 1  )   (6)-1]
                   cd

The Yields of the Class A shares of the Strategic Income Fund, Government Income Fund and High Income Fund for the one-month period ended October 31, 1996 were 6.58%, 6.23% and 7.29%, respectively. The Yields of the Class B shares of the Strategic Income Fund, Government Income Fund and High Income Fund for the one-month period ended October 31, 1996 were 6.23%, 5.87% and 7.00%, respectively. The Yields of the Advisor Class shares of the Strategic Income Fund, Government Income Fund and High Income Fund for the one-month period ended October 31, 1996 were 7.27%, 6.74% and 8.04%, respectively.

IMPORTANT POINTS TO NOTE ABOUT DATA RELATING TO WORLD EQUITY AND BOND MARKETS Information relating to foreign market performance, capitalization and diversification is based on sources believed to be reliable, but which may be subject to revision and which has not been independently verified by the Company or GT Global. The authors and publishers of such material are not to be considered as "experts" under the Securities Act of 1933, as amended, on account of the inclusion of such information herein.

GT Global believes that this information may be useful to investors considering whether and to what extent to diversify their investments through the purchase of mutual funds investing in securities on a global basis. However, this data is not a representation of the past performance of any of these Funds, nor is it a prediction of such performance. The performance of the Funds will differ from the historical performance of relevant indices. The performance of indices does not take expenses into account, while each Fund incurs expenses in its operations, which will reduce performance. Each Fund is actively managed, I.E., the Manager, as each Fund's investment manager, actively purchases and sells securities in seeking each Fund's investment objective. Moreover, each Fund may invest a portion of its assets in corporate bonds, while certain indices relate only to government bonds. Each of these factors will cause the performance of each Fund to differ from relevant indices.

Each Fund and GT Global, from time to time, may compare the Funds with the following:

        (1) Various Salomon Brothers World Bond Indices, which measure the total return performance of high quality non-U.S. dollar denominated securities in major sectors of the worldwide bond markets including the Salomon Brothers
    World Government Bond Index, which is a widely used index of ten year government bonds with remaining maturities greater than one year.

        (2) The Shearson Lehman Government/Corporate Bond Index, which is a comprehensive measure of all public obligations of the U.S. Treasury (excluding flower bonds and foreign targeted issues), all publicly issued debt of agencies of the U.S. Government (excluding mortgage backed securities), and all public, fixed rate, non-convertible investment grade domestic corporate debt rated at least Baa by Moody's or BBB by S&P, or, in the case of nonrated bonds, BBB by Fitch Investors Service, Inc. ("Fitch") (excluding Collateralized Mortgage Obligations).

        (3) Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates. Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.

        (4) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g., food, clothing, shelter, fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

        (5) Data and mutual fund rankings and comparisons published or prepared by Lipper Analytical Data Services, Inc. ("Lipper"), CDA/Wiesenberger Investment Company Services ("CDA/Wiesenberger"), Morningstar, Inc. ("Morningstar") and/or other companies that rank or compare mutual funds by overall performance, investment objectives, assets, expense levels, periods of existence and/or other factors. In this regard, each Fund may be

                  Statement of Additional Information Page 38

                             GT GLOBAL INCOME FUNDS
    compared to the Fund's "peer group" as defined by Lipper, CDA/Wiesenberger, Morningstar and/or other firms, as applicable or to specific funds or groups of funds within or without such peer group. Morningstar is a mutual fund rating service that also rates mutual funds on the basis of risk-adjusted performance. Morningstar ratings are calculated from a fund's three, five and ten year average annual returns with appropriate fee adjustments and a risk factor that reflects fund performance relative to the three-month U.S. Treasury bill monthly returns. Ten percent of the funds in an investment category receive five stars and 22.5% receive four stars. The ratings are subject to change each month.

        (6) Bear Stearns Foreign Bond Index, which provides simple average returns for individual countries and Gross National Product ("GNP") weighted index, beginning in 1975. The returns are broken down by local market and currency.

        (7) Ibbottson Associates International Bond Index, which provides a detailed breakdown of local market and currency returns since 1960.

        (8) Standard & Poor's 500 Composite Stock Price Index which is a widely recognized index composed of the capitalization-weighted average of the price of 500 of the largest publicly traded stocks in the U.S.

        (9) Salomon Brothers Broad Investment Grade Index which is a widely used index composed of U.S. domestic government, corporate and mortgage-backed fixed income securities and the Salomon Brothers Brady Bond Index which measures the total return performance of Brady Bonds issued since March, 1990, and are issued in U.S. dollar denominated instruments.

       (10) Dow Jones Industrial Average.

       (11) CNBC/Financial News Composite Index.

       (12) Morgan Stanley Capital International World Indices, including, among others, the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE Index"). The EAFE index is an unmanaged index of more than 1,000 companies in Europe, Australia and the Far East.

       (13) International Finance Corporation ("IFC") Emerging Markets Data Base which provides detailed statistics on bond and stock markets in developing countries

       (14) J.P. Morgan & Co. Bond Indices, including, among others, the J.P. Morgan Traded Government Bond Index which is an index composed of liquid non-U.S. fixed income securities based on market weightings and currency since 1986.

       (15) Salomon Brothers World Government Bond Index and Salomon Brothers World Government Bond Index-Non-U.S. are each a widely used index composed of world government bonds.

       (16) The  World  Bank  Publication  of  Trends  in  Developing  Countries
    ("TIDE") provides brief reports on most of the World Bank's borrowing members. The World Development Report is published annually and looks at global and regional economic trends and their implications for the developing economies.

       (17) Salomon Brothers Global Telecommunications Index is composed of telecommunications companies in the developing and emerging countries.

       (18) Datastream and Worldscope, each is an on-line database retrieval service for information including but not limited to international financial and economic data.

       (19) International Financial Statistics, which is produced by the International Monetary Fund.

       (20) Various publications and reports produced by the World Bank and its affiliates.

       (21) Various publications from the International Bank for Reconstruction and Development/The World Bank.

       (22) Various publications including but not limited to ratings agencies such as Moody's, S&P and Fitch.

       (23) Various publications from the Organization for Economic Cooperation and Development ("OECD").

       (24) Wilshire Associates which is an on-line database for international financial and economic data including performance measure for a wide range of securities.

Indices, economic and financial data prepared by the research departments of various financial organizations, such as Salomon Brothers, Inc., Lehman
Brothers, Merrill Lynch, Pierce, Fenner & Smith, Inc. J. P. Morgan, Morgan Stanley,

                  Statement of Additional Information Page 39
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                             GT GLOBAL INCOME FUNDS
Smith Barney, S.G. Warburg, Jardine Flemming, The Bank for International Settlements, Asian Development Bank, Bloomberg, L.P. and Ibbottson Associates may be used as well as information reported by the Federal Reserve and the respective Central Banks of various nations. In addition, performance rankings, ratings and commentary reported periodically in national financial publications, included but not limited to Money Magazine, Smart Money, Global Finance, EuroMoney, Financial World, Forbes, Fortune, Business Week, Latin Finance, the Wall Street Journal, Emerging Markets Weekly, Kiplinger's Guide To Personal Finance, Barron's, The Financial Times, USA Today, The New York Times and Investors Business Digest. Each Fund may compare its performance to that of other compilations or indices of comparable quality to those listed above and other indices which may be developed and made available.

From time to time, each Fund and GT Global may refer to the number of shareholders in the Fund or the aggregate number of shareholders in all GT Global Mutual Funds or the dollar amount of Fund assets under management in advertising materials.

GT Global believes the GT Global Income Funds can be an appropriate investment for long-term investment goals including but not limited to funding retirement, paying for education or purchasing a house. The GT Global Income Funds do not represent a complete investment program and the investors should consider the Funds as appropriate for a portion of their overall investment portfolio with regard to their long-term investment goals.

GT Global believes that a growing number of consumer products, including but not limited to home appliances, automobiles and clothing, purchased by Americans are manufactured abroad. GT Global believes that investing globally in the companies that produce products for U.S. consumers can help U.S. investors seek protection of the value of their assets against the potentially increasing costs of foreign manufactured goods. Of course, there can be no assurance that there will be any correlation between global investing and the costs of such foreign goods unless there is a corresponding change in value of the U.S. dollar to foreign currencies. From time to time, GT Global may refer to or advertise the names of such companies although there can be no assurance that any GT Global Mutual Fund may own the securities of these companies.

The Funds may compare their performance to that of other compilations or indices of comparable quality to those listed above which may be developed and made available in the future. The Funds may be compared in advertising to Certificates of Deposit (CDs), the Bank Rate Monitor National Index, an average of the quoted rates for 100 leading banks and thrifts in ten U.S. cities chosen to represent the ten largest Consumer Metropolitan statistical areas, or other investments issued by banks. The Funds differ from bank investments in several respects. The Funds may offer greater liquidity or higher potential returns than CDs; but unlike CDs, the Funds will have a fluctuating share price and return and is not FDIC insured.

The Funds' performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service which monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund rankings, each Fund's performance may be compared to mutual fund performance indices prepared by Lipper.

GT Global may provide information designed to help individuals understand their investment goals and explore various financial strategies. For example, GT Global may describe general principles of investing, such as asset allocation, diversification and risk tolerance.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.

GT Global Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. Ibbotson calculates total returns in the same method as the Funds. The Fund may also compare performance to that of other compilations or indices that may be developed and made available in the future.

In advertising materials, GT Global may reference or discuss its products and services, which may include: retirement investing; the effects of dollar-cost averaging and saving for college or a home. In addition, GT Global may quote financial

                  Statement of Additional Information Page 40
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                             GT GLOBAL INCOME FUNDS
or  business  publications  and  periodicals,  including  model  portfolios   or
allocations, as they relate to fund management, investment philosophy, and investment techniques.

Each Fund may discuss its Quotron number, CUSIP number, and its current portfolio management team.

From time to time, each Fund's performance also may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, each Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. In addition, each Fund may quote financial or business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques. Rankings that compare the performance of GT Global Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

Each Fund may quote various measures of volatility and benchmark correlation, such as beta, standard deviation and R2 in advertising. In addition, each Fund may compare these measures to those of other funds. Measures of volatility seek to compare each Fund's historical share price fluctuations or total returns compared to those of a benchmark. All measures of volatility and correlation are calculated using averages of historical data.

Each Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

Each Fund may be available for purchase through retirement plans or other programs offering deferral of or exemption from income taxes, which may produce superior after-tax returns over time. For example, a $10,000 investment earning a taxable return of 10% annually would have an after-tax value of $17,976 after ten years, assuming tax was deducted from the return each year at a 39.6% rate. An equivalent tax-deferred investment would have an after-tax value of $19,626 after ten years, assuming tax was deducted at a 39.6% rate from the deferred earnings at the end of the ten-year period.

Each Fund may describe in its sales material and advertisements how an investor may invest in the GT Global Mutual Funds through various retirement plans that offer deferral of income taxes on investment earnings and may also enable an investor to make pre-tax contributions. Because of their advantages, these retirement plans may produce returns superior to comparable non-retirement investments. The Funds may also discuss these plans, which include:

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS): If you have earned income from employment (including self-employment), you can contribute each year to an IRA up to the lesser of (1) $2,000 for yourself or $4,000 for you and your spouse, regardless of whether your spouse is employed, or (2) 100% of compensation. Some individuals may be able to take an income tax deduction for the contribution. Regular contributions may not be made for the year you become 70 1/2, or thereafter. Please consult your tax advisor for more information.

ROLLOVER IRAS: Individuals who receive distributions from qualified retirement plans (other than required distributions) and who wish to keep their savings growing tax-deferred can rollover (or make a direct transfer of) their distribution to a Rollover IRA. These accounts can also receive rollovers or transfers from an existing IRA. If an "eligible rollover distribution" from a qualified employer-sponsored retirement plan is not directly rolled over to an IRA (or certain qualified plans), withholding at the rate of 20% will be required for federal income tax purposes. A distribution from a qualified plan that is not an "eligible rollover distribution," including a distribution that is one of a series of substantially equal periodic payments, generally is subject to regular wage withholding or withholding at the rate of 10% (depending on the type and amount of the distribution), unless you elect not to have any withholding apply. Please consult your tax advisor for more information.

SEP-IRAS: Simplified employee pension plans ("SEPs" or "SEP-IRAs") provide self-employed individuals (and any eligible employees) with benefits similar to Keogh-type plans or 401(k) plans, but with fewer administrative requirements and therefore potential lower annual administration expenses.

CODE  SECTION 403(b)(7) CUSTODIAL ACCOUNTS: Employees of public schools and most
other  not-for-profit   corporations   can   make   pre-tax   salary   reduction
contributions to these accounts.

PROFIT-SHARING   (INCLUDING   SECTION   401(k))  AND   MONEY   PURCHASE  PENSION
PLANS: Corporations can sponsor these qualified defined contribution plans for their employees. A Section 401(k) plan, a type of profit-sharing plan, additionally

                  Statement of Additional Information Page 41

                             GT GLOBAL INCOME FUNDS
permits the eligible, participating employees to make pre-tax salary reduction contributions to the plan (up to certain limitations).

SIMPLE RETIREMENT PLANS: Employers with no more than 100 employees who do not maintain another retirement plan may establish a Savings Incentive Match Plan for Employees ("SIMPLE") either as separate IRAs or as part of a Code Section 401(k) plan. SIMPLEs are not subject to the complicated nondiscrimination rules that generally apply to qualified retirement plans.

GT Global may from time to time in its sales methods and advertising discuss the risks inherent in investing. Risk represents the possibility that you may lose some or all of your investment over a period of time. A basic tenet of investing is the greater the potential reward, the greater the risk.

The major types of investment risk are market risk, industry risk, credit risk, interest rate risk, liquidity risk and inflation risk. Market risk entails a change in value of a security due to market uncertainty. Industry risk can be described as the market risk associated with companies engaged in a similar business.

The next two risks, credit and interest rate risk, more often are associated with fixed income investing. Credit risk refers to the creditworthiness of an issuer of debt securities and its ability to pay interest and repay the principal value of the bond. Interest rate risk has two components. When interest rates rise or fall the value of the security generally will move correspondingly in the opposite direction. Further, the longer the maturity the greater the impact on the bond's value.

Finally, there is inflation risk which does not affect a security's value but its purchasing power i.e. the risk of changing price levels in the economy that affects security prices or the price of goods and services.

From time to time, the Funds and GT Global will quote data regarding industries, individual countries, regions, world stock exchanges, and economic and demographic statistics from sources GT Global deems reliable, including the economic and financial data of such financial organizations as:

 1) Stock market capitalization: Morgan Stanley Capital International World Indices, IFC and Datastream.

 2) Stock market trading volume: Morgan Stanley Capital International World Indices and IFC.

 3) The number of listed companies: IFC, GT Guide to World Equity Markets, Salomon Brothers, Inc. and S.G. Warburg.

 4) Wage rates: U.S. Department of Labor Statistics and Morgan Stanley Capital International World Indices.

 5) International industry performance: Morgan Stanley Capital International World Indices, Wilshire Associates and Salomon Brothers, Inc.

 6) Stock   market  performance:  Morgan  Stanley  Capital  International  World
    Indices, IFC and Datastream.

 7) The Consumer Price Index and inflation rate: The World Bank, Datastream and IFC.

 8) Gross Domestic Product (GDP): Datastream and The World Bank.

 9) GDP growth rate: IFC, The World Bank and Datastream.

10) Population: The World Bank, Datastream and United Nations.

11) Average annual growth rate (%) of population: The World Bank, Datastream and United Nations.

12) Age distribution within populations: Organization for Economic Cooperation and Development and United Nations.

13) Total exports and imports by year: IFC, The World Bank and Datastream.

14) Top three companies by country, industry, or market: IFC, GT Guide to World Equity Markets, Salomon Brothers Inc. and S.G. Warburg.

15) Foreign direct investments to developing countries: The World Bank and Datastream.

16) Supply, consumption, demand and growth in demand of certain products, services and industries, including, but not limited to electricity, water, transportation, construction materials, natural resources, technology, other basic infrastructure, financial services, health care services and supplies, consumer products and services and telecommunications equipment and services (sources of such information may include, but would not be limited to, The World Bank, OECD, IMF, Bloomberg and Datastream).

                  Statement of Additional Information Page 42
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                             GT GLOBAL INCOME FUNDS

17) Standard deviation and performance returns for U.S. and non-U.S. equity and bond markets: Morgan Stanley Capital International.

18) Countries restructuring their debt, including those under the Brady Plan: the Manager.

19) Political and economic structure of countries: Economist Intelligence Unit.

20) Government and corporate bonds -- credit ratings, yield to maturity and performance returns: Salomon Brothers, Inc.

21) Dividend yields for U.S. and non-U.S. companies: Bloomberg.

From time to time, GT Global may include in its advertisements and sales material, information about privatization which is an economic process involving the sale of state-owned companies to the private sector.

In advertising and sales materials, GT Global may make reference to or discuss its products, services and accomplishments. Among these accomplishments are that in 1983 the Manager provided assistance to the government of Hong Kong in linking its currency to the U.S. dollar, and that in 1987 Japan's Ministry of Finance licensed LGT Asset Management Ltd. as one of the first foreign discretionary investment managers for Japanese investors. Such accomplishments, however, should not be viewed as an endorsement of the Manager by the government of Hong Kong, Japan's Ministry of Finance or any other government or government agency. Nor do any such accomplishments of the Manager provide any assurance that the GT Global Mutual Funds' investment objectives will be achieved.

GT GLOBAL ADVANTAGE
As part of Liechtenstein Global Trust, GT Global continues a 75-year tradition of service to individuals and institutions. Today we bring investors a combination of experience, worldwide resources, a global perspective, investment talent and a time tested investment discipline. With investment professionals in nine offices worldwide, we witness world events and economic developments firsthand.

The key to achieving consistent results is following a disciplined investment process. Our approach to asset allocation takes advantage of GT Global's worldwide presence and global perspective. Our "macroeconomic" worldview determines our overall strategy of regional, country and sector allocations. Our bottom up process of security selection combines fundamental research with quantitative analysis through our proprietary models.

Built in checks and balances strengthen the process, enhancing professional experience and judgment with an objective assessment of risk. Ultimately, each security we select has passed a ranking system that helps our portfolio teams determine when to buy and when to sell.

ECONOMIC DEVELOPMENT IN EMERGING MARKETS
The Manager has identified six phases to track the progress of developing economies.

In addition, the Manager focuses on the transitions between each phase:

    BETWEEN PHASES 1 & 2, STABILIZATION: Developing nations recognize the need for economic reform and launch initiatives to stabilize their economies. Typical measures might include initiating monetary reforms to contain inflation, controlling government spending, and addressing external trade imbalances.

    BETWEEN PHASES 2 & 3, RENOVATION: Economic development gathers momentum as the governments of developing nations take further steps to increase productivity and external competitiveness. Typical reforms include easing market regulations, privatizing state-owned industries, lowering trade barriers and reforming the national tax structure.

    BETWEEN PHASES 3 & 4, NEW CONSTRUCTION: As economic reforms take hold, infrastructure improvements are needed to facilitate and support long-term growth. The construction and upgrading of highways and airports, communications and utility systems generally require financing in the form of public debt. Similarly, as the private sector develops, bolstered by new privatizations, corporate debt securities typically are issued to finance business expansion.

EMERGING MARKET TRADING VOLUME
The annual trading volume of debt securities from developing economies according to Salomon Brothers, Inc. has grown from $90 billion in 1990 to $150 billion in 1991, to $400 billion in 1992 and was estimated to be $1,200 billion at the end of 1993 and $1.5 trillion at the end of 1994, respectively.

                  Statement of Additional Information Page 43
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                             GT GLOBAL INCOME FUNDS

                          DESCRIPTION OF DEBT RATINGS

--------------------------------------------------------------------------------
DESCRIPTION OF BOND RATINGS
Moody's rates the debt securities issued by various entities from "Aaa" to "C". Investment grade ratings are the first four categories:

        Aaa -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa -- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater.

        A  --   Upper-medium-grade-obligations.  Factors   giving  security   to
    principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa -- Medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba -- Have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B -- Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa -- Poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca -- Speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C -- Lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

         1. An application for rating was not received or accepted.

         2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

         3. There is a lack of essential data pertaining to the issue or issuer.

         4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic ratings classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                  Statement of Additional Information Page 44
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                             GT GLOBAL INCOME FUNDS

S&P rates the securities debt of various entities in categories ranging from "AAA" to "D" according to quality. Investment grade ratings are the first four categories:

        AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong.

        AA -- High grade. Very strong capacity to pay interest and repay principal and differ from AAA issues only in a small degree.

        A -- Have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than debt in higher rated categories.

        BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories.

        BB, B, CCC, CC, C -- Debt rated "BB," "B," "CCC," "CC," and "C" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of this obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        BB -- Has less near-term vulnerability to default than other speculative issues; however, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

        B -- Has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

        CCC -- Has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

        CC -- Typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

        C -- Typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

        C -- Reserved for income bonds on which no interest is being paid.

        D -- In payment default. The "D" rating is used when interest payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

DESCRIPTION OF COMMERCIAL PAPER RATINGS
Moody's employs the designations "Prime-1" and "Prime-2" to indicate commercial paper having the highest capacity for timely repayment. Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay senior short-term debt obligations. Prime-1 repayment ability generally will be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protections; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong ability to repay senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends

                  Statement of Additional Information Page 45

                             GT GLOBAL INCOME FUNDS
and  coverage  ratios,  while   sound,  may  be   more  subject  to   variation.
Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P ratings of commercial paper are graded into several categories ranging from "A-1" for the highest quality obligations to "D" for the lowest. A-1 -- This highest rating indicates that the degree of safety regarding timely payment is
strong.  Those   issues   determined   to  possess   extremely   strong   safety
characteristics will be denoted with a plus sign (+) designation. A-2 -- Capacity for timely payments on issues with this designation is strong; however, the relative degree of safety is not as high as for issues designated "A-1." A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. B -- Issues rated "B" are regarded as having only speculative capacity for timely payment. C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment. D -- Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

The audited financial statements of the Funds as of October 31, 1996 and for the year then ended appear on the following pages.

                  Statement of Additional Information Page 46

                             GT GLOBAL INCOME FUNDS

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT
To the Shareholders and Board of Directors of G.T. Investment Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of GT Global Government Income Fund, GT Global High Income Fund - Consolidated, and GT Global Strategic Income Fund, including the portfolios of investments, as of October 31, 1996, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial positions of GT Global Government Income Fund, GT Global High Income Fund - Consolidated, and GT Global Strategic Income Fund as of October 31, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of periods indicated herein, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 13, 1996

                                       F1

                        GT GLOBAL GOVERNMENT INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Government & Government Agency Obligations (89.0%)
  Australia (4.8%)
    Commonwealth of Australia, 9.5% due 8/15/03 ..........   AUD           21,800,000   $ 19,335,562         4.8
  Canada (11.8%)
    Canadian Government:
      7% due 12/1/06 .....................................   CAD           40,000,000     31,138,957         7.6
      8.75% due 12/1/05 ..................................   CAD           19,600,000     17,046,021         4.2
  Colombia (1.1%)
    Republic of Colombia, 7.25% due 2/23/04 ..............   USD            4,875,000      4,635,638         1.1
  Denmark (2.9%)
    Kingdom of Denmark, 7% due 12/15/04 ..................   DKK           67,000,000     11,834,313         2.9
  Finland (2.0%)
    Finnish Government, 9.5% due 3/15/04 .................   FIM           31,000,000      8,182,127         2.0
  Germany (17.6%)
    Deutschland Republic, 6% due 1/5/06 ..................   DEM          108,650,000     71,726,974        17.6
  Ireland (1.9%)
    Irish Gilts, 8% due 8/18/06 ..........................   IEP            4,500,000      7,859,990         1.9
  Italy (9.0%)
    Italian Buoni Poliennali del Tesoro (BTPS):
      9.5% due 2/1/99 ....................................   ITL       22,600,000,000     15,650,408         3.8
      10.5% due 11/1/00 ..................................   ITL       17,000,000,000     12,393,065         3.1
      9.5% due 2/1/01 ....................................   ITL       12,110,000,000      8,593,403         2.1
  Mexico (1.1%)
    United Mexican States, 7.6875% due 8/6/01 - 144A+
     {.} .................................................   USD            4,490,000      4,491,347         1.1
  New Zealand (2.6%)
    New Zealand Government, 8% due 11/15/06 ..............   NZD           14,200,000     10,554,326         2.6
  Poland (1.1%)
    Republic of Poland, Past Due Interest, 4% due 10/27/14
     - Registered++ ......................................   USD            5,605,000      4,631,131         1.1
  South Africa (1.1%)
    Republic of South Africa, 9.625% due 12/15/99 ........   USD            4,240,000      4,515,600         1.1
  Spain (2.0%)
    Kingdom of Spain, 10.1% due 2/28/01 ..................   ESP          950,000,000      8,292,480         2.0
  Sweden (4.8%)
    Swedish Government, 13% due 6/15/01 ..................   SEK          101,000,000     19,323,805         4.8
  United Kingdom (10.5%)
    United Kingdom Treasury:
      7.5% due 12/7/06 ...................................   GBP           16,000,000     25,821,527         6.3
      7% due 11/6/01 .....................................   GBP           10,500,000     16,923,202         4.2
  United States (14.7%)
    United States Treasury Note:
      7.875% due 11/15/04 ................................   USD           27,225,000     29,916,660         7.3
      6.25% due 10/31/01 .................................   USD           20,000,000     20,150,000         5.0

    The accompanying notes are an integral part of the financial statements.

                                       F2

                        GT GLOBAL GOVERNMENT INCOME FUND

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Government & Government Agency Obligations (Continued)
    United States Treasury Bond, 6.875% due 8/15/25 ......   USD            9,500,000   $  9,726,738         2.4
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $351,306,081) .......                               362,743,274        89.0
                                                                                        ------------       -----

                                                                         PRINCIPAL         VALUE         % OF NET
SHORT-TERM INVESTMENTS                                      CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Treasury Bills (4.4%)
  New Zealand (2.2%)
    New Zealand Treasury Bill, 9.23% due 1/15/97 .........   NZD           13,160,000      9,133,580         2.2
  Philippines (2.2%)
    Philippine Treasury Bill, 9.94% due 11/27/96 .........   PHP          233,300,000      8,832,945         2.2
                                                                                        ------------
Total Treasury Bills (cost $17,878,115) ..................                                17,966,525
                                                                                        ------------
Commercial Paper - Discounted (3.1%)
  Indonesia (1.2%)
    PT Bank Tabungan Negara, effective yield 16.02%, due
     9/12/97 .............................................   IDR       12,000,000,000      4,552,243         1.1
    PT Bank Degang Negara, effective yield 16.02%, due
     9/12/97 .............................................   IDR          750,000,000        284,515         0.1
  Thailand (1.9%)
    Bank of Ayudhya, 10.25% due 9/24/97 ..................   THB          100,000,000      3,914,304         1.0
    Siam City Bank Co., Ltd., 10.58% due 11/25/96 ........   THB          100,000,000      3,898,078         0.9
                                                                                        ------------
Total Commercial Paper - Discounted (cost $12,670,668) ...                                12,649,140
                                                                                        ------------       -----

TOTAL SHORT-TERM INVESTMENTS (cost $30,548,783) ..........                                30,615,665         7.5
                                                                                        ------------       -----

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
----------------------------------------------------------                              ------------   -------------
  Dated October 31, 1996 with State Street Bank & Trust
   Co., due November 1, 1996, for an effective yield of
   5.55%, collateralized by $2,365,000 U.S. Treasury
   Bonds, 7.125% due 2/15/23 (market value of collateral
   is $2,497,903, including accrued interest). (cost
   $2,446,377) ...........................................                                 2,446,377         0.6
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $384,301,241) * ..................                               395,805,316        97.1
Other Assets and Liabilities .............................                                11,803,202         2.9
                                                                                        ------------       -----

NET ASSETS ...............................................                              $407,608,518       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
          + The coupon rate shown on floating rate note represents the rate at period end.
         ++ The coupon rate shown on step-up coupon bond represents the rate at period end.
          * For Federal income tax purposes, cost is $384,541,135 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  13,757,185
                 Unrealized depreciation:            (2,493,004)
                                                  -------------
                 Net unrealized appreciation:     $  11,264,181
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                       F3

                        GT GLOBAL GOVERNMENT INCOME FUND

                                October 31, 1996

--------------------------------------------------------------------------------
                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1996

                                                                                  UNREALIZED
                                           MARKET VALUE    CONTRACT   DELIVERY   APPRECIATION
CONTRACTS TO BUY:                         (U.S. DOLLARS)    PRICE       DATE    (DEPRECIATION)
----------------------------------------  --------------   --------   --------  --------------
Australian Dollars......................       3,628,300    1.26651   11/12/96   $    12,069
Canadian Dollars........................       4,631,930     1.3427   11/29/96        14,368
Canadian Dollars........................       3,436,593    1.34525   11/29/96        17,154
Canadian Dollars........................       1,165,453      1.366   11/29/96        23,433
Canadian Dollars........................       3,346,943    1.35055   11/29/96        29,776
Canadian Dollars........................       3,735,427     1.3503   11/29/96        32,546
Danish Kroner...........................       8,920,056     5.7816   01/17/97        (9,227)
Deutsche Marks..........................      14,902,129    1.51102   01/30/97        64,470
Deutsche Marks..........................      21,428,571    1.45885   11/04/96      (801,268)
Deutsche Marks..........................       4,661,689     1.5052   11/04/96       (25,396)
Deutsche Marks..........................         198,229     1.5073   11/04/96          (802)
Deutsche Marks..........................       7,433,593     1.5066   11/04/96       (33,552)
Irish Punts.............................       4,794,643     0.6252   01/02/97        76,118
Irish Punts.............................      13,246,732    0.62509   01/02/97       208,108
Italian Liras...........................       8,379,070   1,531.31   01/21/97        41,111
Italian Liras...........................       4,560,976   1,545.30   01/21/97        63,467
Japanese Yen............................      12,352,371     109.85   01/13/97      (301,248)
Japanese Yen............................      12,605,919    111.845   02/05/97       (36,577)
Japanese Yen............................      13,804,625      105.3   11/05/96    (1,105,157)
Japanese Yen............................      11,472,720     107.55   11/29/96      (614,681)
Japanese Yen............................       6,001,115      109.3   11/29/96      (220,294)
                                          --------------                        --------------
  Total Contracts to Buy (Payable amount
   $167,272,666)........................     164,707,084                          (2,565,582)
                                          --------------                        --------------
THE VALUE OF CONTRACTS TO BUY AS
 PERCENTAGE OF NET ASSETS IS 40.41%.

CONTRACTS TO SELL:
----------------------------------------
Australian Dollars......................       4,115,507    1.29149   11/12/96       (93,019)
Australian Dollars......................       1,485,385    1.27251   11/12/96       (11,916)
Australian Dollars......................         582,271    1.26871   11/12/96        (2,944)
Canadian Dollars........................      22,337,854      1.368   11/29/96      (481,129)
Canadian Dollars........................       4,736,522     1.3644   11/29/96       (89,791)
Canadian Dollars........................       7,172,020     1.3522   11/29/96       (72,479)
Canadian Dollars........................       1,270,045     1.3574   11/29/96       (17,651)
Canadian Dollars........................         687,319    1.35016   11/29/96        (5,918)
Canadian Dollars........................         164,359    1.34715   11/29/96        (1,051)
Danish Kroner...........................       6,565,784     5.8727   01/17/97       (95,166)
Danish Kroner...........................      14,863,819    5.81074   01/17/97       (59,243)
Deutsche Marks..........................       7,092,137    1.50452   01/30/97          (174)
Deutsche Marks..........................       7,809,992     1.4983   01/30/97        32,229
Deutsche Marks..........................       3,733,316    1.50859   11/04/96        11,903
Deutsche Marks..........................       1,982,292     1.4746   11/04/96        52,158
Deutsche Marks..........................       6,862,033    1.48714   11/04/96       121,170
Deutsche Marks..........................      21,144,443    1.49762   11/04/96       222,793
Finnish Markkaa.........................       8,536,304       4.53   01/02/97       (35,200)
Irish Punts.............................       8,382,003    0.61708   01/02/97       (24,529)
Irish Punts.............................         764,407    0.52481   01/02/97       (11,665)
Irish Punts.............................       8,894,965    0.61081   01/02/97        65,027
Italian Liras...........................      19,326,725   1,546.70   01/21/97      (286,187)
Japanese Yen............................      12,352,371    112.755   01/13/97       (24,758)
Japanese Yen............................       1,846,479    107.883   11/05/96       100,074
Japanese Yen............................       3,165,392    108.307   11/05/96       158,493
Japanese Yen............................       8,792,755      105.3   11/05/96       703,921
Japanese Yen............................       3,388,865    109.304   11/29/96       124,273
Japanese Yen............................       4,377,284    109.354   11/29/96       158,444
Japanese Yen............................       9,707,686     107.88   11/29/96       488,829
New Zealand Dollars.....................      19,930,083    1.42847   01/31/97      (118,668)
Swedish Kronor..........................      13,732,602     6.6109   01/21/97      (118,722)
Swiss Francs............................       6,300,745    1.24608   01/03/97        39,137
Swiss Francs............................       4,346,716    1.24171   01/03/97        42,393
Swiss Francs............................       6,157,184    1.24205   01/03/97        58,347
                                          --------------                        --------------
  Total Contracts to Sell (Receivable
   amount $253,436,645).................     252,607,664                             828,981
                                          --------------                        --------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 61.97%.
  Total Open Forward Foreign Currency
   Contracts, Net.......................                                         $(1,736,601)
                                                                                --------------
                                                                                --------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                       F4

                  GLOBAL HIGH INCOME PORTFOLIO - CONSOLIDATED

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                          PRINCIPAL        VALUE         % OF NET
FIXED INCOME INVESTMENTS                                     CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Government & Government Agency Obligations (62.4%)
  Argentina (10.9%)
    Republic of Argentina:
      Discount Bond, 6.4375% due 3/31/23+ .................   USD          26,305,000   $ 19,087,566         4.3
      BOCON Pre 4, 5.4453% due 9/1/02[.] + ................   USD          15,293,000     15,346,526         3.5
      Par Bond, 5.25% due 3/31/23++ .......................   USD          20,381,000     12,152,171         2.7
      Floating Rate Bond, 6.625% due 3/31/05+ .............   USD           2,203,040      1,816,131         0.4
  Brazil (9.6%)
    Federal Republic of Brazil:
      C Bond, 4.5% due 4/15/14 (Effective rate at period
       end is 6.92813%, including "payment-in-kind"
       bonds.)[.] ++ ......................................   USD          55,360,363     38,404,647         8.6
      MYDFA Floating Rate Note, 6.6875% due 9/15/07 -
       144A{.} + ..........................................   USD           5,191,000      4,350,707         1.0
  Bulgaria (2.9%)
    Bulgaria, Discount Bond Series A, 6.6875% due 7/28/24 -
     EURO+ ................................................   USD          25,780,000     13,067,238         2.9
  Costa Rica (1.7%)
    Banco Central de Costa Rica:
      Interest Bond Series A, 6.34375% due 5/21/05
       (Effective maturity date 8/23/03)+ .................   USD           6,036,880      5,825,589         1.3
      Principal Bond Series A, 6.25% due 5/21/10 ..........   USD           1,900,000      1,539,000         0.4
  Ecuador (4.9%)
    Ecuador:
      Past Due Interest Bond, 3% due 2/27/15 - Euro
       (Effective rate at period end is 4.96%, including
       "payment-in-kind" bonds.)[.] + .....................   USD          28,818,107     16,138,140         3.6
      Past Due Interest Bond, 3% due 2/27/15 - Registered
       (Effective rate at period end is 4.96%, including
       "payment-in-kind" bonds.)[.] + .....................   USD           6,079,992      3,404,796         0.8
      Discount Bond, 6.5% due 2/28/25 - EURO+ .............   USD           3,210,000      2,104,556         0.5
  Mexico (8.3%)
    United Mexican States:
      Global Bond, 11.5% due 5/15/26 ......................   USD          12,700,000     12,684,125         2.9
      11.375% due 9/15/16 - 144A{.} .......................   USD           5,640,000      5,625,900         1.3
      7.6875% due 8/6/01 - 144A+ {.} {j} ..................   USD           4,619,000      4,620,386         1.0
      Discount Bond Series C, 6.35156% due 12/31/19+
       +/+ ................................................   USD           4,956,000      4,082,505         0.9
    Banco Nacional de Comercio Exterior, S.N.C. (BNCE)
     Trust Division, 11.25% due 5/30/06 - 144A{.} .........   USD           9,440,000      9,746,800         2.2
  Nigeria (4.8%)
    Central Bank of Nigeria, Par Bond, 6.25% due
     11/15/20++ ...........................................   USD          34,500,000     21,390,000         4.8
  Panama (3.1%)
    Panama, Interest Reduction Bond, 3.5% due 7/17/14 -
     144A++ {.} ...........................................   USD          21,105,000     13,955,681         3.1
  Philippines (2.7%)
    Republic of Philippines, 8.75% due 10/7/16 -
     144A{.} ..............................................   USD           7,000,000      6,855,625         1.5
    Central Bank of the Philippines, Debt Conversion Bond
     Series B, 6.4375% due 12/1/09+ .......................   USD           5,663,000      5,422,323         1.2
  United States (2.7%)
    United States Treasury Note, 7% due 7/15/06{j} ........   USD          11,660,000     12,194,037         2.7

    The accompanying notes are an integral part of the financial statements.

                                       F5

                  GLOBAL HIGH INCOME PORTFOLIO - CONSOLIDATED

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                          PRINCIPAL        VALUE         % OF NET
FIXED INCOME INVESTMENTS                                     CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Government & Government Agency Obligations (Continued)
  Uruguay (1.5%)
    Banco Central del Uruguay:
      New Money Bond, 6.875% due 2/18/06+ .................   USD           3,750,000   $  3,628,125         0.8
      Par Bond Series A, 6.75% due 2/19/21+/+ .............   USD           2,290,000      1,889,250         0.4
      Par Bond Series B, 6.75% due 2/19/21+/+ .............   USD           1,500,000      1,237,500         0.3
  Venezuela (9.3%)
    Republic of Venezuela:
      Debt Conversion Bond, 6.625% due 12/18/07+ ..........   USD          20,750,000     17,066,875         3.8
      Front Loaded Interest Reduction Bond Series A, 6.625%
       due 3/31/07+ .......................................   USD          13,000,000     10,814,375         2.4
      Par Bond Series A, 6.75% due 3/31/20+/+ .............   USD          13,500,000      9,610,313         2.2
      Front Loaded Interest Reduction Bond Series B, 6.5%
       due 3/31/07+ .......................................   USD           5,000,000      4,159,375         0.9
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $259,273,931) ............................................                              278,220,262
                                                                                        ------------
Sovereign Debt (17.3%)
  Morocco (4.5%)
    Kingdom of Morocco, Tranche A Loan Agreement, 6.4375%
     due 1/1/09+ ..........................................   USD          25,000,000     19,843,750         4.5
  Peru (1.5%)
    Peru Loan Agreement ** -/- ............................   USD           4,600,000      5,384,875         1.2
    Peru Loan Agreement (Citibank Issued) ** -/- ..........   USD           1,000,000      1,170,625         0.3
  Russia (11.3%)
    Bank for Foreign Economic Affairs (Vnesheconombank)
     Loan Agreement:
      Assignment ** -/- ...................................   USD          46,757,000     34,337,172         7.7
      Participation ** -/- ................................   DEM          12,466,000      6,321,960         1.4
      Assignment ** -/- ...................................   DEM           9,819,000      4,979,571         1.1
      Participation ** -/- ................................   USD           6,600,000      4,846,875         1.1
                                                                                        ------------
Total Sovereign Debt (cost $54,521,525) ...................                               76,884,828
                                                                                        ------------
Corporate Bonds (10.8%)
  Argentina (0.5%)
    Industrias Metallurgicas Pescarmona S.A. (IMPSA),
     11.75% due 3/27/98 - 144A{.} .........................   USD           1,950,000      1,989,000         0.5
  Brazil (0.3%)
    Net Sat Servicos LTDA, 12.75% due 8/5/04 - 144A{.} ....   USD           1,134,000      1,190,700         0.3
  Indonesia (5.1%)
    Asia Pulp & Paper International Finance Co., Ltd.,
     11.75% due 10/1/05 ...................................   USD           6,077,000      6,335,273         1.4
    Dharmala Sakti Sejahtera Promissory Note, effective
     yield 20.00%, due 6/9/97 .............................   IDR       9,000,000,000      3,449,610         0.8
    PT Polysindo EKA Perkasa:
      effective yield 20.05%, due 7/27/97 .................   IDR       6,000,000,000      2,246,285         0.5
      13% due 6/15/01 - DTC ...............................   USD             613,000        680,430         0.2
      13% due 6/15/01 - EURO ..............................   USD             395,000        438,450         0.1

    The accompanying notes are an integral part of the financial statements.

                                       F6

                  GLOBAL HIGH INCOME PORTFOLIO - CONSOLIDATED

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                          PRINCIPAL        VALUE         % OF NET
FIXED INCOME INVESTMENTS                                     CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Corporate Bonds (Continued)
    PT Tjiwi Kimia, 13.25% due 8/1/01 .....................   USD           2,500,000   $  2,812,500         0.6
    Rapp International Finance, 13.25% due 12/15/05 -
     Euro .................................................   USD           2,430,000      2,642,625         0.6
    FSW International Finance Co., 12.5% due 11/1/06 -
     144A{.} ..............................................   USD           2,007,000      2,025,816         0.5
    PT Indah Kiat International Finance Series B, 11.875%
     due 6/15/02 ..........................................   USD           1,510,000      1,615,700         0.4
  Luxembourg (0.5%)
    Millicom International Cellular, effective yield
     13.07%, due 6/1/06 - 144A{.} .........................   USD           3,800,000      2,170,750         0.5
  Malaysia (0.1%)
    Aokam Perdana Bhd., Convertible Bond, 3.5% due
     6/13/04 ..............................................   USD             650,000        453,375         0.1
  Mexico (2.8%)
    Grupo Industrial Durango, S.A., 12.625% due 8/1/03 ....   USD           4,758,000      4,960,215         1.1
    Grupo Irsa, S.A. de C.V., 8.375% due 7/15/98 ..........   USD           3,300,000      3,295,875         0.7
    Cemex, S.A. de C.V. "B", 12.75% due 7/15/06 -
     144A{.} ..............................................   USD           2,420,000      2,622,675         0.6
    Grupo Elektra, S.A. de C.V., 12.75% due 5/15/01 -
     144A{.} ..............................................   USD           1,500,000      1,573,125         0.4
  People's Republic of China (0.7%)
    Zhuhai Highway Co., Ltd., 11.5% due 7/1/08 -
     144A{.} ..............................................   USD           2,900,000      3,124,750         0.7
  Philippines (0.8%)
    Filinvest Capital, Convertible Bond, 3.75% due 2/1/02 -
     Reg. S++ .............................................   USD           1,892,000      1,863,620         0.4
    CE Casecnan Water & Energy, 11.45% due 11/15/05 - Reg.
     S ....................................................   USD           1,030,000      1,138,150         0.3
    Subic Power Corp., 9.5% due 12/28/08 - 144A{.} ........   USD             448,276        463,966         0.1
                                                                                        ------------
Total Corporate Bonds (cost $46,398,969) ..................                               47,092,890
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $360,194,425) ........                              402,197,980        90.5
                                                                                        ------------       -----

                                                                         UNDERLYING        VALUE         % OF NET
OPTIONS                                                      CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
  Republic of Argentina: ..................................   USD                  --             --         0.3
    GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS
    Floating Rate Bond 3/31/05, Call Option, strike 77.875,
     expires 11/29/96 .....................................   --           19,800,000        890,050          --
    Floating Rate Bond 3/31/05, Call Option, strike 80.625,
     expires 12/9/96 ......................................   --           19,800,000        512,365          --
  Republic of Brazil C Bond 4/15/14, Call Option, strike
   71.8125, expires 12/26/96 ..............................   USD          99,670,154      1,108,531         0.3
    GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS
  Republic of Venezuela: ..................................   USD                  --             --          --
    GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS
    Debt Conversion Bond 12/18/07, Call Option, strike
     84.15, expires 1/2/97 ................................   --            9,857,000         94,637          --
    Debt Conversion Bond 12/18/07, Call Option, strike
     84.44, expires 1/2/97 ................................   --            9,857,000         85,894          --
                                                                                        ------------       -----

TOTAL OPTIONS (cost $3,779,230) ...........................                                2,691,477         0.6
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                                       F7

                  GLOBAL HIGH INCOME PORTFOLIO - CONSOLIDATED

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                          PRINCIPAL        VALUE         % OF NET
SHORT-TERM INVESTMENTS                                       CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Commercial Paper - Discounted (3.8%)
  Thailand (0.2%)
    TPI Polene Public Co., Ltd., current yield 10.36% due
     1/6/97 ...............................................   THB          25,000,000   $    962,735         0.2
  United States (3.6%)
    Merrill Lynch & Co., current yield 5.38% due
     11/5/96 ..............................................   USD          16,000,000     15,990,436         3.6
                                                                                        ------------
Total Commercial Paper - Discounted (cost $16,958,338) ....                               16,953,171
                                                                                        ------------
Government & Government Agency Obligations (2.0%)
  Mexico (2.0%)
    Mexican Cetes, current yield 29.66% due 1/23/97 .......   MXN           4,567,238      5,351,413         1.2
    Mexican Cetes, current yield 29.61% due 1/16/97 .......   MXN           1,340,951      1,578,527         0.4
    Mexican Cetes, current yield 26.88% due 1/30/97 .......   MXN           1,225,706      1,436,292         0.3
    Mexican Cetes, current yield 29.66% due 2/20/97 .......   MXN             325,125        372,690         0.1
    Mexican Cetes, current yield 29.66% due 2/6/97 ........   MXN             135,468        156,927          --
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $8,891,671) ..............................................                                8,895,849
                                                                                        ------------
Commercial Paper - Indexed (1.4%)
  Philippines (1.4%)
    National Westminster Bank PLC, Currency-Linked CD,
     12.3798% due 2/28/97 (cost $6,500,000) ...............   USD           6,500,000      6,418,711         1.4
                                                                                        ------------       -----

TOTAL SHORT-TERM INVESTMENTS (cost $32,350,009) ...........                               32,267,731         7.2
                                                                                        ------------       -----

                                                                                                         % OF NET
REPURCHASE AGREEMENT                                                                                      ASSETS
-----------------------------------------------------------                                            -------------
  Dated October 31, 1996, with State Street Bank & Trust
   Co., due November 1, 1996, for an effective yield of
   5.55% collateralized by $3,010,000 U.S. Treasury Bonds,
   7.125% due 2/15/23 (market value of collateral is
   $3,179,150, including accrued interest).
   (cost $3,112,480)  .....................................                                3,112,480         0.7
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $399,436,144) * ...................                              440,269,668        99.0
Other Assets and Liabilities ..............................                                4,348,817         1.0
                                                                                        ------------       -----

NET ASSETS ................................................                             $444,618,485       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
         **  Underlying loan agreement currently in default.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
          + The coupon rate shown on floating rate note represents the rate at period end.
         ++ The coupon rate shown on step-up coupon bond represents the rate at period end.
        [.]  Bond pays stated or additional interest with "payment-in-kind"
             (PIK) bonds.
        +/+ Issued with detachable warrants or value recovery rights. The current market value of each warrant or right is zero.
        {j} Security is segregated as collateral for when-issued securities held by the Fund. See Note 1 of Notes to Financial Statements.
          * For Federal income tax purposes, cost is $401,018,014 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  42,322,854
                 Unrealized depreciation:            (3,071,200)
                                                  -------------
                 Net unrealized appreciation:     $  39,251,654
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                       F8

                  GLOBAL HIGH INCOME PORTFOLIO - CONSOLIDATED

                                October 31, 1996

--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1996

                                                                                  UNREALIZED
                                           MARKET VALUE    CONTRACT   DELIVERY   APPRECIATION
CONTRACTS TO SELL:                        (U.S. DOLLARS)    PRICE       DATE    (DEPRECIATION)
----------------------------------------  --------------   --------   --------  --------------
Deutsche Marks..........................       6,587,811    1.47060   11/13/96   $   191,735
                                          --------------                        --------------
  Total Contracts to Sell (Receivable
   amount $6,779,546)...................       6,587,811                             191,735
                                          --------------                        --------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 1.48%.
  Total Open Forward Foreign Currency
   Contracts............................                                         $   191,735
                                                                                --------------
                                                                                --------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                       F9

                        GT GLOBAL STRATEGIC INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Government & Government Agency Obligations (82.1%)
  Argentina (6.4%)
    Republic of Argentina:
      Discount Bond, 6.4375% due 3/31/23+ ................   USD           16,365,000   $ 11,874,853         2.3
      BOCON Pre 4, 5.4453% due 9/1/02[.] + ...............   USD            9,290,000      9,322,515         1.8
      Par Bond, 5.25% due 3/31/23++ ......................   USD           11,350,000      6,767,438         1.3
      Floating Rate Bond, 6.625% due 3/31/05+ ............   USD            6,224,960      5,131,701         1.0
  Australia (2.2%)
    Commonwealth of Australia, 9.5% due 8/15/03 ..........   AUD           13,000,000     11,530,381         2.2
  Brazil (4.2%)
    Federal Republic of Brazil:
      C Bond, 4.5% due 4/15/14 (Effective rate at period
       end is 6.928125%, including "payment-in-kind"
       bonds.)[.] ++ .....................................   USD           27,866,864     19,332,637         3.7
      MYDFA Floating Rate Note, 6.6875% due 9/15/07 -
       144A+ {.} .........................................   USD            3,326,000      2,787,604         0.5
  Bulgaria (1.6%)
    Bulgaria, Discount Bond Series A, 6.6875% due 7/28/24
     - EURO+ .............................................   USD           15,872,000      8,045,120         1.6
  Canada (2.7%)
    Canadian Government:
      8.75% due 12/1/05 ..................................   CAD           10,500,000      9,131,797         1.8
      8% due 11/1/98 .....................................   CAD            6,000,000      4,785,187         0.9
  Costa Rica (0.8%)
    Banco Central de Costa Rica:
      Interest Bond Series A, 6.34375% due 5/21/05
       (Effective maturity date 8/23/03)+ ................   USD            2,711,480      2,616,578         0.5
      Principal Bond Series A, 6.25% due 5/21/10 .........   USD            1,900,000      1,539,000         0.3
  Denmark (2.8%)
    Kingdom of Denmark, 7% due 12/15/04 ..................   DKK           81,000,000     14,307,236         2.8
  Ecuador (2.6%)
    Ecuador:
      Past Due Interest Bond, 3% due 2/27/15 - Euro
       (Effective rate at period end is 4.96%, including
       "payment-in-kind" bonds.)[.] + ....................   USD           16,652,835      9,325,588         1.8
      Discount Bond, 6.5% due 2/28/25 - Euro+ ............   USD            6,520,000      4,274,675         0.8
      Past Due Interest Bond, 3% due 2/27/15 - 144A
       (Effective rate at period end is 4.96%, including
       "payment-in-kind" bonds.)[.] + {.} ................   USD                1,058            592          --
  France (1.7%)
    France O.A.T., 7.25% due 4/25/06 .....................   FRF           40,000,000      8,576,852         1.7
  Germany (9.9%)
    Deutschland Republic:
      6% due 1/5/06 ......................................   DEM           45,000,000     29,707,608         5.7
      8.25% due 9/20/01 ..................................   DEM           14,500,000     10,885,060         2.1
    Treuhandanstalt, 7.125% due 1/29/03 ..................   DEM           15,000,000     10,746,994         2.1
  Italy (3.9%)
    Italian Buoni Poliennali del Tesoro (BTPS):
      10.5% due 11/1/00 ..................................   ITL       11,200,000,000      8,164,843         1.6
      9.5% due 2/1/99 ....................................   ITL        8,000,000,000      5,539,967         1.1

    The accompanying notes are an integral part of the financial statements.

                                      F10

                        GT GLOBAL STRATEGIC INCOME FUND

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Government & Government Agency Obligations (Continued)
    Republic of Italy Series Y, .5625% due 7/26/99+ ......   JPY          700,000,000   $  6,216,478         1.2
  Mexico (7.0%)
    United Mexican States:
      Discount Bond Series C, 6.35156% due 12/31/19+
       +/+ ...............................................   USD           18,634,000     15,349,758         3.0
      Global Bond, 11.5% due 5/15/26 .....................   USD            8,272,000      8,261,660         1.6
      11.375% due 9/15/16 - 144A{.} ......................   USD            3,000,000      2,992,500         0.6
      7.6875% due 8/6/01 - 144A+ {.} .....................   USD            2,953,000      2,953,886         0.6
    Banco Nacional de Comercio Exterior, S.N.C. (BNCE)
     Trust Division, 11.25% due 5/30/06 - 144A{.} ........   USD            6,152,000      6,351,940         1.2
  New Zealand (1.1%)
    New Zealand Government, 8% due 2/15/01 ...............   NZD            8,000,000      5,822,342         1.1
  Nigeria (2.0%)
    Central Bank of Nigeria, Par Bond, 6.25% due
     11/15/20++ ..........................................   USD           16,500,000     10,230,000         2.0
  Panama (2.0%)
    Panama, Interest Reduction Bond, 3.5% due 7/17/14 -
     144A++ {.} ..........................................   USD           15,805,000     10,451,056         2.0
  Philippines (0.2%)
    Republic of Philippines, 8.75% due 10/7/16 -
     144A{.} .............................................   USD            1,000,000        979,375         0.2
  Spain (3.5%)
    Kingdom of Spain, 10.1% due 2/28/01 ..................   ESP        2,100,000,000     18,330,746         3.5
  Supranational (1.6%)
    International Bank of Reconstruction & Development,
     4.75% due 12/20/04 ..................................   JPY          800,000,000      8,227,205         1.6
  Sweden (2.3%)
    Swedish Government, 13% due 6/15/01 ..................   SEK           63,000,000     12,053,463         2.3
  Turkey (0.8%)
    Sultan Ltd., 8.49874% due 6/11/99+ ...................   USD            4,400,000      4,327,928         0.8
  United Kingdom (6.6%)
    United Kingdom Treasury:
      7% due 11/6/01 .....................................   GBP           14,100,000     22,725,571         4.4
      7.5% due 12/7/06 ...................................   GBP            7,000,000     11,296,982         2.2
  United States (10.7%)
    United States Treasury Note, 6.875% due 3/31/00{j} ...   USD           43,000,000     44,211,056         8.5
    United States Treasury Bond, 6.875% due 8/15/25 ......   USD           11,000,000     11,262,539         2.2
  Uruguay (0.2%)
    Banco Central del Uruguay, Par Bond Series A, 6.75%
     due 2/19/21+/ + .....................................   USD            1,370,000      1,130,250         0.2

    The accompanying notes are an integral part of the financial statements.

                                      F11

                        GT GLOBAL STRATEGIC INCOME FUND

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Government & Government Agency Obligations (Continued)
  Venezuela (5.3%)
    Republic of Venezuela:
      Debt Conversion Bond, 6.625% due 12/18/07+ .........   USD           13,750,000   $ 11,309,375         2.2
      Front Loaded Interest Reduction Bond Series B, 6.5%
       due 3/31/07+ ......................................   USD            9,000,000      7,486,875         1.4
      Par Bond Series A, 6.75% due 3/31/20+/+ ............   USD            7,500,000      5,339,063         1.0
      Front Loaded Interest Reduction Bond Series A,
       6.625% due 3/31/07+ ...............................   USD            4,500,000      3,743,438         0.7
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $406,608,996) ...........................................                               425,447,712
                                                                                        ------------
Sovereign Debt (8.1%)
  Morocco (1.8%)
    Kingdom of Morocco, Tranche A Loan Agreement, 6.4375%
     due 1/1/09+ .........................................   USD           11,460,000      9,096,375         1.8
  Russia (6.3%)
    Bank for Foreign Economic Affairs (Vnesheconombank)
     Loan Agreement:
      Assignment ** -/- ..................................   USD           31,585,000     23,195,234         4.5
      Participation ** -/- ...............................   DEM            8,786,000      4,455,699         0.9
      Participation ** -/- ...............................   USD            3,440,000      2,526,250         0.5
      Assignment ** -/- ..................................   DEM            4,566,000      2,315,584         0.4
                                                                                        ------------
Total Sovereign Debt (cost $27,803,682) ..................                                41,589,142
                                                                                        ------------
Corporate Bonds (3.4%)
  Brazil (0.2%)
    Net Sat Servicos LTDA, 12.75% due 8/5/04 - 144A{.} ...   USD              738,000        774,900         0.2
  Indonesia (0.9%)
    PT Polysindo EKA Perkasa, 13% due 6/15/01:
      EURO ...............................................   USD            1,955,000      2,170,050         0.4
      DTC ................................................   USD              395,000        438,450         0.1
    FSW International Finance Co., 12.5% due 11/1/06 -
     144A{.} .............................................   USD            1,090,000      1,100,219         0.2
    Rapp International Finance, 13.25% due 12/15/05 -
     Euro ................................................   USD              664,000        722,100         0.1
    PT Indah Kiat International Finance Series B, 11.875%
     due 6/15/02 .........................................   USD              664,000        710,480         0.1
  Luxembourg (0.3%)
    Millicom International Cellular, effective yield
     13.07% due 6/1/06 - 144A{.} .........................   USD            2,300,000      1,313,875         0.3
  Mexico (0.7%)
    Grupo Industrial Durango, S.A., 12.625% due 8/1/03 ...   USD            2,653,000      2,765,753         0.5
    Grupo Elektra, S.A. de C.V., 12.75% due 5/15/01 -
     144A{.} .............................................   USD            1,000,000      1,048,750         0.2
  Philippines (0.3%)
    Filinvest Capital, Convertible Bond, 3.75% due 2/1/02
     - 144A{.} ...........................................   USD            1,260,000      1,241,100         0.2
    CE Casecnan Water & Energy, 11.45% due 11/15/05 - Reg.
     S ...................................................   USD              670,000        740,350         0.1
  United States (1.0%)
    Chase Manhattan Corp., 6.25% due 1/15/06 .............   USD            2,835,000      2,700,839         0.5

    The accompanying notes are an integral part of the financial statements.

                                      F12

                        GT GLOBAL STRATEGIC INCOME FUND

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Corporate Bonds (Continued)
    General Motors Acceptance Corp., 6.625% due
     10/15/05 ............................................   USD            2,700,000   $  2,641,580         0.5
                                                                                        ------------
Total Corporate Bonds (cost $17,787,296) .................                                18,368,446
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $452,199,974) .......                               485,405,300        93.6
                                                                                        ------------       -----

                                                                         UNDERLYING                      % OF NET
OPTIONS                                                     CURRENCY       AMOUNT                         ASSETS
----------------------------------------------------------  --------   --------------                  -------------
  Republic of Brazil C Bond 4/15/14, Call Option, strike
   71.8125, expires 12/26/96 .............................   USD           59,364,791        660,255         0.2
    GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS
  Republic of Venezuela: .................................   USD                   --             --          --
    GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS
    Debt Conversion Bond 12/18/07, Call Option, strike
     84.15, expires 1/2/97 ...............................   --             5,500,000         52,806          --
    Debt Conversion Bond 12/18/07, Call Option, strike
     84.44, expires 1/2/97 ...............................   --             5,500,000         47,927          --
                                                                                        ------------       -----

TOTAL OPTIONS (cost $1,727,048) ..........................                                   760,988         0.2
                                                                                        ------------       -----

                                                                         PRINCIPAL                       % OF NET
SHORT-TERM INVESTMENTS                                      CURRENCY       AMOUNT                         ASSETS
----------------------------------------------------------  --------   --------------                  -------------
Government & Government Agency Obligations (0.9%)
  Mexico (0.9%)
    Mexican Cetes, current yield 29.66% due 1/23/97 ......   MXN            2,552,332      2,990,557         0.6
    Mexican Cetes, current yield 29.61% due 1/16/97 ......   MXN              749,370        882,136         0.2
    Mexican Cetes, current yield 26.88% due 1/30/97 ......   MXN              684,968        802,651         0.1
    Mexican Cetes, current yield 29.66% due 2/20/97 ......   MXN              181,691        208,272          --
    Mexican Cetes, current yield 29.66% due 2/6/97 .......   MXN               75,705         87,697          --
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $4,968,978) .............................................                                 4,971,313
                                                                                        ------------
Commercial Paper - Indexed (0.5%)
  Philippines (0.5%)
    National Westminster Bank PLC, Currency-Linked CD,
     12.3798% due 2/28/97 (cost $2,500,000) ..............   USD            2,500,000      2,468,735         0.5
                                                                                        ------------
Commercial Paper - Discounted (0.2%)
  Thailand (0.2%)
    TPI Polene Public Co., Ltd., current yield 10.36% due
     1/6/97
     (cost $967,902) .....................................   THB           25,000,000        962,735         0.2
                                                                                        ------------       -----

TOTAL SHORT-TERM INVESTMENTS (cost $8,436,880) ...........                                 8,402,783         1.6
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                                      F13

                        GT GLOBAL STRATEGIC INCOME FUND

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
----------------------------------------------------------                              ------------   -------------
  Dated October 31, 1996, with State Street Bank & Trust
   Co., due November 1, 1996, for an effective yield of
   5.55% collateralized by $16,135,000 U.S. Treasury
   Bonds, 7.125% due 2/15/23 (market value of collateral
   is $17,041,721, including accrued interest). (cost
   $16,705,575)  .........................................                              $ 16,705,575         3.2
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $479,069,477) * ..................                               511,274,646        98.6
Other Assets and Liabilities .............................                                 7,508,600         1.4
                                                                                        ------------       -----

NET ASSETS ...............................................                              $518,783,246       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

          + The coupon rate shown on floating rate note represents the rate at period end.
         **  Underlying loan agreement currently in default.
        +/+ Issued with detachable warrants or value recovery rights. The current market value of each warrant or right is zero.
        -/-  Non-income producing security.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
         ++ The coupon rate shown on step-up coupon bond represents the rate at period end.
        [.]  Bond pays stated or additional interest with "payment-in-kind"
             (PIK) bonds.
        {j} Security is segregated as collateral for when-issued securities held by the Fund. See Note 1 of Notes to Financial Statements.
          * For Federal income tax purposes, cost is $480,138,813 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  34,211,689
                 Unrealized depreciation:            (3,075,856)
                                                  -------------
                 Net unrealized appreciation:     $  31,135,833
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                      F14

                        GT GLOBAL STRATEGIC INCOME FUND

                                October 31, 1996

--------------------------------------------------------------------------------
                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1996

                                          MARKET VALUE                           UNREALIZED
                                             (U.S.       CONTRACT    DELIVERY   APPRECIATION
CONTRACTS TO BUY:                           DOLLARS)       PRICE       DATE    (DEPRECIATION)
----------------------------------------  ------------  -----------  --------  --------------
Canadian Dollars........................       418,368      1.35055  11/29/96    $   3,722
Deutsche Marks..........................       330,382      1.48683  11/05/96       (5,905)
Deutsche Marks..........................       175,102      1.52412  11/05/96        1,231
Deutsche Marks..........................    35,067,522      1.47631  11/27/96     (832,700)
                                          ------------                         --------------
  Total Contracts to Buy (Payable amount
   $36,825,026).........................    35,991,374                            (833,652)
                                          ------------                         --------------
THE VALUE OF CONTRACTS TO BUY AS PERCENTAGE OF NET ASSETS IS 6.94%.


CONTRACTS TO SELL:
----------------------------------------
Canadian Dollars........................    14,000,381      1.35715  11/29/96     (192,033)
Canadian Dollars........................       537,902      1.35220  11/29/96       (5,436)
Deutsche Marks..........................     8,259,548      1.47358  11/05/96      223,195
Deutsche Marks..........................     5,011,894      1.46463  11/05/96      166,888
Deutsche Marks..........................    22,849,488      1.50483  11/12/96       70,044
Deutsche Marks..........................    12,928,667      1.50920  11/27/96       18,590
Deutsche Marks..........................    10,748,606      1.52824  11/27/96     (118,653)
Deutsche Marks..........................     3,969,908      1.50676  11/27/96       12,146
Deutsche Marks..........................       717,812      1.52558  11/27/96       (6,686)
Deutsche Marks..........................       635,185      1.52100  11/27/96       (4,021)
Deutsche Marks..........................       330,826      1.47100  11/27/96        9,079
Italian Liras...........................    14,175,119   1546.70000  01/21/97     (209,903)
Swedish Kronor..........................     9,887,474      6.61090  01/21/97      (85,480)
                                          ------------                         --------------
  Total Contracts to Sell (Receivable
   amount $103,930,540).................   104,052,810                            (122,270)
                                          ------------                         --------------
THE VALUE OF CONTRACTS TO SELL AS PERCENTAGE OF NET ASSETS IS 20.06%.
  Total Open Forward Foreign Currency
   Contracts, Net.......................                                         $(955,922)
                                                                               --------------
                                                                               --------------

--------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                      F15

                             GT GLOBAL INCOME FUNDS

                              STATEMENTS OF ASSETS
                                 AND LIABILITIES
                                October 31, 1996

--------------------------------------------------------------------------------

                                                          GT GLOBAL
                                          ------------------------------------------
                                           GOVERNMENT    HIGH INCOME-    STRATEGIC
                                             INCOME      CONSOLIDATED     INCOME
                                          -------------  ------------  -------------
Assets:
  Investments in securities, at value
   (cost $384,301,241, $399,436,144, and
   $479,069,477, respectively) (Note
   1)...................................  $ 395,805,316  $440,269,668  $ 511,274,646
  U.S. currency.........................            688           747            764
  Foreign currencies (cost $163,
   $375,538, and $6,038,
   respectively)........................            165       363,584          5,983
  Receivable for securities sold........     25,721,936    19,276,936      7,533,831
  Interest receivable...................     12,649,427     8,384,949     13,463,776
  Receivable for Fund shares sold.......        288,358     5,276,241      2,864,788
  Receivable for open forward foreign
   currency contracts, net (Note 1).....             --       191,735             --
  Receivable for forward foreign
   currency contracts -- closed (Note
   1)...................................        674,249            --             --
  Miscellaneous receivable..............             --            --         90,538
  Cash held as collateral for securities
   loaned (Note 1)......................     92,153,670            --     47,372,677
  Unamortized organizational costs......             --        35,371             --
                                          -------------  ------------  -------------
    Total assets........................    527,293,809   473,799,231    582,607,003
                                          -------------  ------------  -------------
Liabilities:
  Payable for securities purchased......     16,533,723    21,061,541     12,311,147
  Payable for Fund shares repurchased...      8,524,914     7,137,124      1,807,865
  Payable for open forward foreign
   currency contracts, net (Note 1).....      1,736,601            --        955,922
  Payable for forward foreign currency
   contracts -- closed..................             --            --        404,268
  Payable for investment management and
   administration fees (Note 2).........        256,521       381,409        324,636
  Payable for service and distribution
   expenses (Note 2)....................        216,795       283,839        344,647
  Payable for printing and postage
   expenses.............................         95,659       116,749         84,559
  Payable for transfer agent fees (Note
   2)...................................         63,830        62,864         85,559
  Payable for professional fees.........         51,757        58,593         57,257
  Payable for registration and filing
   fees.................................         22,078         8,320         28,364
  Payable for custodian fees (Note 1)...          9,679        23,927         29,251
  Payable for fund accounting fees (Note
   2)...................................          8,364         9,624         10,417
  Payable for Directors' and Trustees'
   fees and expenses (Note 2)...........          4,832        10,497          2,999
  Other accrued expenses................          6,868        26,159          4,189
  Collateral for securities loaned (Note
   1)...................................     92,153,670            --     47,372,677
                                          -------------  ------------  -------------
    Total liabilities...................    119,685,291    29,180,646     63,823,757
    Minority interest (Notes 1 & 2).....             --           100             --
                                          -------------  ------------  -------------
Net assets..............................  $ 407,608,518  $444,618,485  $ 518,783,246
                                          -------------  ------------  -------------
                                          -------------  ------------  -------------
Class A:
Net asset value and redemption price per
 share ($240,944,963 DIVIDED BY
 27,559,672, $178,317,938 DIVIDED BY
 12,011,654, and $185,125,741 DIVIDED BY
 15,748,198 shares outstanding,
 respectively)..........................  $        8.74  $      14.85  $       11.76
                                          -------------  ------------  -------------
                                          -------------  ------------  -------------
Maximum offering price per share
 (100/95.25 of $8.74, 100/95.25 of
 $14.85, and 100/95.25 of $11.76,
 respectively) *........................  $        9.18  $      15.59  $       12.35
                                          -------------  ------------  -------------
                                          -------------  ------------  -------------
Class B:+
Net asset value and offering price per
 share ($166,577,127 DIVIDED BY
 19,059,341, $251,002,484 DIVIDED BY
 16,920,131, and $333,178,201 DIVIDED BY
 28,314,377 shares outstanding,
 respectively)..........................  $        8.74  $      14.83  $       11.77
                                          -------------  ------------  -------------
                                          -------------  ------------  -------------
Advisor Class:
Net asset value, offering price per
 share, and redemption price per share
 ($86,428 DIVIDED BY 9,897, $15,298,063
 DIVIDED BY 1,031,529, and $479,304
 DIVIDED BY 40,725 shares outstanding,
 respectively)..........................  $        8.73  $      14.83  $       11.77
                                          -------------  ------------  -------------
                                          -------------  ------------  -------------
Net assets consist of:
  Paid in capital (Note 4)..............  $ 552,445,325  $398,450,836  $ 598,321,655
  Undistributed net investment income...        364,918            --             --
  Accumulated net realized gain (loss)
   on investments and foreign currency
   transactions.........................   (155,061,909)    5,153,808   (110,861,534)
  Net unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................     (1,643,891)      180,317       (882,044)
  Net unrealized appreciation of
   investments..........................     11,504,075    40,833,524     32,205,169
                                          -------------  ------------  -------------
Total -- representing net assets
 applicable to capital shares
 outstanding............................  $ 407,608,518  $444,618,485  $ 518,783,246
                                          -------------  ------------  -------------
                                          -------------  ------------  -------------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                                      F16

                             GT GLOBAL INCOME FUNDS

                            STATEMENTS OF OPERATIONS

                          Year ended October 31, 1996

--------------------------------------------------------------------------------

                                                         GT GLOBAL
                                          ----------------------------------------
                                           GOVERNMENT   HIGH INCOME-   STRATEGIC
                                             INCOME     CONSOLIDATED     INCOME
                                          ------------  ------------  ------------
Investment income: (Note 1)
  Interest income.......................  $ 39,935,517  $ 45,539,611  $ 49,794,868
                                          ------------  ------------  ------------
    Total investment income.............    39,935,517    45,539,611    49,794,868
                                          ------------  ------------  ------------
Expenses:
  Investment management and
   administration fees (Note 2).........     3,672,503     4,030,144     3,807,689
  Transfer agent fees (Note 2)..........       899,178       644,652     1,027,713
  Service and distribution expenses:
   (Note 2)
    Class A.............................     1,074,110       560,451       625,247
    Class B.............................     2,006,881     2,405,007     3,468,104
  Custodian fees (Note 1)...............       305,430       181,559       290,730
  Fund accounting fees (Note 2).........       127,205       101,697       131,517
  Printing and postage expenses.........        88,931       101,142        94,439
  Audit fees............................        71,998        74,353        73,189
  Legal fees............................        26,352        39,821        25,230
  Registration and filing fees..........        52,704        51,240        47,004
  Amortization of Organization Costs....            --        34,894            --
  Directors' and Trustees' fees and
   expenses (Note 2)....................        17,712        24,607        11,712
  Insurance Expenses....................            --         2,987            --
  Other expenses........................        39,783         6,221        13,540
                                          ------------  ------------  ------------
    Total expenses before reductions and
     interest expense...................     8,382,787     8,258,775     9,616,114
      Interest expense (Note 1).........            --       163,819            --
      Expense reductions (Note 1).......      (250,204)           --      (108,002)
                                          ------------  ------------  ------------
    Total net expenses..................     8,132,583     8,422,594     9,508,112
                                          ------------  ------------  ------------
Net investment income...................    31,802,934    37,117,017    40,286,756
                                          ------------  ------------  ------------
Net realized and unrealized gain (loss)
  on investments and foreign currencies:
  (Note 1)
  Net realized gain on investments......     8,737,745    62,643,262    43,672,673
  Net realized loss on foreign currency
   transactions.........................   (10,634,640)     (125,790)   (6,996,692)
                                          ------------  ------------  ------------
    Net realized gain (loss) during the
     year...............................    (1,896,895)   62,517,472    36,675,981
  Net change in unrealized appreciation
   on translation of assets and
   liabilities in foreign currencies....     2,319,205       174,082     1,913,734
  Net change in unrealized appreciation
   (depreciation) of investments........    (1,121,083)   31,730,913    27,794,834
                                          ------------  ------------  ------------
    Net unrealized appreciation during
     the year...........................     1,198,122    31,904,995    29,708,568
                                          ------------  ------------  ------------
Net realized and unrealized gain (loss)
 on investments and foreign
 currencies.............................      (698,773)   94,422,467    66,384,549
                                          ------------  ------------  ------------
Net increase in net assets resulting
 from operations........................  $ 31,104,161  $131,539,484  $106,671,305
                                          ------------  ------------  ------------
                                          ------------  ------------  ------------

    The accompanying notes are an integral part of the financial statements.

                                      F17

                             GT GLOBAL INCOME FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                  GT GLOBAL
                                          ----------------------------------------------------------
                                               GOVERNMENT INCOME          HIGH INCOME-CONSOLIDATED
                                          ----------------------------  ----------------------------
                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                           OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                              1996           1995           1996           1995
                                          -------------  -------------  -------------  -------------
Increase (decrease) in net assets
Operations:
  Net investment income.................  $  31,802,934  $  46,493,014  $  37,117,017  $  39,491,435
  Net realized gain (loss) on
   investments and foreign currency
   transactions.........................     (1,896,895)    (4,465,423)    62,517,472    (62,112,954)
  Net change in unrealized appreciation
   on translation of assets and
   liabilities in foreign currencies....      2,319,205      3,260,081        174,082           (302)
  Net change in unrealized appreciation
   (depreciation) of investments........     (1,121,083)    12,089,374     31,730,913     24,969,833
                                          -------------  -------------  -------------  -------------
    Net increase in net assets resulting
     from operations....................     31,104,161     57,377,046    131,539,484      2,348,012
                                          -------------  -------------  -------------  -------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income............    (15,504,590)   (29,604,447)   (13,418,057)   (12,528,224)
  From net realized gain on
   investments..........................     (8,183,323)            --     (1,230,117)      (474,126)
  In excess of net investment income....             --             --             --             --
  Return of capital.....................             --             --             --       (737,846)
Class B:
Distributions to shareholders: (Note 1)
  From net investment income............     (9,165,193)   (15,123,091)   (18,753,394)   (17,274,071)
  From net realized gain on
   investments..........................     (5,303,358)            --     (1,719,241)      (622,059)
  In excess of net investment income....             --             --             --             --
  Return of capital.....................             --             --             --     (1,015,555)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income............         (7,915)        (3,476)      (505,715)       (54,186)
  From net realized gain on
   investments..........................         (2,893)            --        (46,362)            --
  In excess of net investment income....             --             --             --             --
  Return of capital.....................             --             --             --         (3,075)
                                          -------------  -------------  -------------  -------------
    Total distributions.................    (38,167,272)   (44,731,014)   (35,672,886)   (32,709,142)
                                          -------------  -------------  -------------  -------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested...........................    386,482,407    359,717,885    583,133,415    418,666,106
  Decrease from capital shares
   repurchased..........................   (592,826,606)  (515,847,692)  (592,743,855)  (430,339,278)
                                          -------------  -------------  -------------  -------------
    Net decrease from capital share
     transactions.......................   (206,344,199)  (156,129,807)    (9,610,440)   (11,673,172)
                                          -------------  -------------  -------------  -------------
Total increase (decrease) in net
 assets.................................   (213,407,310)  (143,483,775)    86,256,158    (42,034,302)
Net assets:
  Beginning of year.....................    621,015,828    764,499,603    358,362,327    400,396,629
                                          -------------  -------------  -------------  -------------
  End of year...........................  $ 407,608,518* $ 621,015,828** $ 444,618,485* $ 358,362,327**
                                          -------------  -------------  -------------  -------------
                                          -------------  -------------  -------------  -------------


                                                STRATEGIC INCOME
                                          ----------------------------
                                           YEAR ENDED     YEAR ENDED
                                           OCTOBER 31,    OCTOBER 31,
                                              1996           1995
                                          -------------  -------------
Increase (decrease) in net assets
Operations:
  Net investment income.................  $  40,286,756  $  54,919,073
  Net realized gain (loss) on
   investments and foreign currency
   transactions.........................     36,675,981    (82,675,607)
  Net change in unrealized appreciation
   on translation of assets and
   liabilities in foreign currencies....      1,913,734     (3,747,114)
  Net change in unrealized appreciation
   (depreciation) of investments........     27,794,834     35,939,954
                                          -------------  -------------
    Net increase in net assets resulting
     from operations....................    106,671,305      4,436,306
                                          -------------  -------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income............    (12,520,881)   (16,844,112)
  From net realized gain on
   investments..........................             --             --
  In excess of net investment income....     (1,097,884)            --
  Return of capital.....................             --       (852,171)
Class B:
Distributions to shareholders: (Note 1)
  From net investment income............    (22,200,673)   (27,777,018)
  From net realized gain on
   investments..........................             --             --
  In excess of net investment income....     (1,946,649)            --
  Return of capital.....................             --     (1,405,284)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income............        (46,547)       (14,952)
  From net realized gain on
   investments..........................             --             --
  In excess of net investment income....         (4,081)            --
  Return of capital.....................             --           (756)
                                          -------------  -------------
    Total distributions.................    (37,816,715)   (46,894,293)
                                          -------------  -------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested...........................    335,665,174    194,343,201
  Decrease from capital shares
   repurchased..........................   (432,196,117)  (339,216,716)
                                          -------------  -------------
    Net decrease from capital share
     transactions.......................    (96,530,943)  (144,873,515)
                                          -------------  -------------
Total increase (decrease) in net
 assets.................................    (27,676,353)  (187,331,502)
Net assets:
  Beginning of year.....................    546,459,599    733,791,101
                                          -------------  -------------
  End of year...........................  $ 518,783,246* $ 546,459,599**
                                          -------------  -------------
                                          -------------  -------------

----------------
    * Includes undistributed net investment income of $364,918, $0, and $0, respectively.
   ** Includes undistributed net investment income (loss) of $1,761,999, $78,582,766, and $(68,169), respectively.

    The accompanying notes are an integral part of the financial statements.

                                      F18

                        GT GLOBAL GOVERNMENT INCOME FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS A+
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1996 (D)    1995 (D)    1994 (D)    1993 (D)      1992
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $    8.81   $    8.63   $   11.07   $    9.83   $   10.29
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income.................       0.57        0.62        0.65        0.74        0.92
  Net realized and unrealized gain
   (loss) on investments................       0.03        0.15       (1.52)       1.34       (0.31)
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............       0.60        0.77       (0.87)       2.08        0.61
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............      (0.57)      (0.59)      (0.65)      (0.74)      (0.83)
  From net realized gain on
   investments..........................      (0.10)         --       (0.27)         --       (0.13)
  In excess of net realized gain on
   investments..........................         --          --       (0.55)         --          --
  Return of capital.....................         --          --       (0.10)         --          --
  From sources other than net investment
   income...............................         --          --          --       (0.10)      (0.11)
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (0.67)      (0.59)      (1.57)      (0.84)      (1.07)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $    8.74   $    8.81   $    8.63   $   11.07   $    9.83
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............       7.11%       9.22%      (8.87)%      21.9%        6.3%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 240,945   $ 385,404   $ 502,094   $ 708,301   $ 623,387
Ratio of net investment income to
 average net assets.....................       6.52%       6.98%       6.87%        7.1%        9.0%
Ratio of expenses to average net assets:
 (Note 1)
  With expense reductions...............       1.34%       1.35%       1.33%        1.4%        1.6%
  Without expense reductions............       1.39%       1.38%         --%*        --%*        --%*
Portfolio turnover rate++++.............        268%        385%        625%        495%        351%

----------------

 (a) Not annualized.
 (b) Annualized.
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon weighted average shares outstanding during the year.
  + All capital shares issued and oustanding as of October 21, 1992 were reclassified as Class A shares.
 ++ Commencing October 22, 1992, the Fund began offering Class B shares. +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
  * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.

    The accompanying notes are an integral part of the financial statements.
                                      F19

                        GT GLOBAL GOVERNMENT INCOME FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                         CLASS B++
                                -----------------------------------------------------------
                                                                                OCTOBER 22,
                                                                                   1992
                                           YEAR ENDED OCTOBER 31,                   TO
                                ---------------------------------------------   OCTOBER 31,
                                1996 (D)    1995 (D)    1994 (D)    1993 (D)       1992
                                ---------   ---------   ---------   ---------   -----------
Per Share Operating
Performance:
Net asset value, beginning of
 period.......................  $   8.80    $   8.64    $  11.07    $   9.83      $ 9.87
                                ---------   ---------   ---------   ---------   -----------
Income from investment
 operations:
  Net investment income.......      0.51        0.55        0.59        0.67        0.02
  Net realized and unrealized
   gain (loss) on
   investments................      0.04        0.14       (1.52)       1.34       (0.06)
                                ---------   ---------   ---------   ---------   -----------
    Net increase (decrease)
     from investment
     operations...............      0.55        0.69       (0.93)       2.01       (0.04)
                                ---------   ---------   ---------   ---------   -----------
Distributions to shareholders:
  From net investment
   income.....................     (0.51)      (0.53)      (0.59)      (0.67)         --
  From net realized gain on
   investments................     (0.10)         --       (0.27)         --          --
  In excess of net realized
   gain on investments........        --          --       (0.54)         --          --
  Return of capital...........        --          --       (0.10)         --          --
  From sources other than net
   investment income..........        --          --          --       (0.10)         --
                                ---------   ---------   ---------   ---------   -----------
    Total distributions.......     (0.61)      (0.53)      (1.50)      (0.77)         --
                                ---------   ---------   ---------   ---------   -----------
Net asset value, end of
 period.......................  $   8.74    $   8.80    $   8.64    $  11.07      $ 9.83
                                ---------   ---------   ---------   ---------   -----------
                                ---------   ---------   ---------   ---------   -----------

Total investment return (c)...      6.54%       8.22%      (9.39)%      21.1%       (0.4)% (a)
Ratios and supplemental data:
Net assets, end of period (in
 000's).......................  $166,577    $235,481    $262,405    $182,972      $2,624
Ratio of net investment income
 to average net assets........      5.87%       6.33%       6.22%        6.5%        8.0% (b)
Ratio of expenses to average
 net assets: (Note 1)
  With expense reductions.....      1.99%       2.00%       1.98%        2.0%        1.9% (b)
  Without expense
   reductions.................      2.04%       2.03%         --%*        --%*        --% *
Portfolio turnover rate++++...       268%        385%        625%        495%        351%


                                     ADVISOR CLASS+++
                                --------------------------
                                   YEAR       JUNE 1, 1995
                                   ENDED           TO
                                OCTOBER 31,   OCTOBER 31,
                                 1996 (D)       1995 (D)
                                -----------   ------------
Per Share Operating
Performance:
Net asset value, beginning of
 period.......................   $   8.80       $ 8.98
                                -----------   ------------
Income from investment
 operations:
  Net investment income.......       0.60         0.26
  Net realized and unrealized
   gain (loss) on
   investments................       0.03        (0.19)
                                -----------   ------------
    Net increase (decrease)
     from investment
     operations...............       0.63         0.07
                                -----------   ------------
Distributions to shareholders:
  From net investment
   income.....................      (0.60)       (0.25)
  From net realized gain on
   investments................      (0.10)          --
  In excess of net realized
   gain on investments........         --           --
  Return of capital...........         --           --
  From sources other than net
   investment income..........         --           --
                                -----------   ------------
    Total distributions.......      (0.70)       (0.25)
                                -----------   ------------
Net asset value, end of
 period.......................   $   8.73       $ 8.80
                                -----------   ------------
                                -----------   ------------
Total investment return (c)...       7.49%        0.83% (a)
Ratios and supplemental data:
Net assets, end of period (in
 000's).......................   $     86       $  131
Ratio of net investment income
 to average net assets........       6.87%        7.33% (b)
Ratio of expenses to average
 net assets: (Note 1)
  With expense reductions.....       0.99%        1.00% (b)
  Without expense
   reductions.................       1.04%        1.03% (b)
Portfolio turnover rate++++...        268%         385%

----------------

 (a) Not annualized.
 (b) Annualized.
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon weighted average shares outstanding during the year.
  + All capital shares issued and oustanding as of October 21, 1992 were reclassified as Class A shares.
 ++ Commencing October 22, 1992, the Fund began offering Class B shares. +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
  * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.

    The accompanying notes are an integral part of the financial statements.
                                      F20

                   GT GLOBAL HIGH INCOME FUND - CONSOLIDATED

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                             CLASS A
                                -----------------------------------------------------------------
                                                                                   OCTOBER 22,
                                                                                      1992
                                                                                  (COMMENCEMENT
                                           YEAR ENDED OCTOBER 31,               OF OPERATIONS) TO
                                ---------------------------------------------      OCTOBER 31,
                                1996 (E)      1995      1994 (E)    1993 (E)          1992
                                ---------   ---------   ---------   ---------   -----------------
Per Share Operating
Performance:
Net asset value, beginning of
 period.......................  $  11.70    $  12.56    $  14.92    $  11.43        $ 11.43
                                ---------   ---------   ---------   ---------   -----------------
Income from investment
 operations:
  Net investment income.......      1.27        1.35        0.94        0.78             --
  Net realized and unrealized
   gain (loss) on
   investments................      3.09       (1.09)      (1.87)       3.92             --
                                ---------   ---------   ---------   ---------   -----------------
    Net increase (decrease)
     from investment
     operations...............      4.36        0.26       (0.93)       4.70             --
                                ---------   ---------   ---------   ---------   -----------------
Distributions to shareholders:
  From net investment
   income.....................     (1.11)      (1.03)      (0.94)      (0.78)            --
  From net realized gain on
   investments................     (0.10)      (0.03)      (0.27)         --             --
  In excess of net realized
   gain on investments........        --          --       (0.22)         --             --
  Return of capital...........        --       (0.06)         --          --             --
  From sources other than net
   investment income..........        --          --          --       (0.43)            --
                                ---------   ---------   ---------   ---------   -----------------
    Total distributions.......     (1.21)      (1.12)      (1.43)      (1.21)            --
                                ---------   ---------   ---------   ---------   -----------------
Net asset value, end of
 period.......................  $  14.85    $  11.70    $  12.56    $  14.92        $ 11.43
                                ---------   ---------   ---------   ---------   -----------------
                                ---------   ---------   ---------   ---------   -----------------

Total investment return (d)...     39.05%       2.81%      (6.45)%      43.6%            --% (a)
Ratios and supplemental data:
Net assets, end of period (in
 000's).......................  $178,318    $142,002    $167,974    $143,171        $   207
Ratio of net investment income
 to average net assets........      9.52%      11.85%       7.00%       6.40%           N/A(c)
Ratio of operating expenses to
 average net assets...........      1.69%       1.75%       1.57%       2.20%           N/A(c)
Ratio of interest expense to
 average net assets...........      0.04%        N/A        0.22%        N/A            N/A
Portfolio turnover rate++.....       290%         --%         --%         --%            --%

----------------

  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
 (a) Not annualized
 (b) Annualized
 (c) Ratios are not meaningful due to short period of operation.
 (d) Total investment return does not include sales charges.
 (e) These selected per share operating data were calculated based upon weighted average shares outstanding during the year.
N/A  Not applicable

    The accompanying notes are an integral part of the financial statements.
                                      F21

                   GT GLOBAL HIGH INCOME FUND - CONSOLIDATED

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                             CLASS B
                                -----------------------------------------------------------------
                                                                                   OCTOBER 22,            ADVISOR CLASS+
                                                                                      1992          --------------------------
                                                                                  (COMMENCEMENT        YEAR       JUNE 1, 1995
                                           YEAR ENDED OCTOBER 31,               OF OPERATIONS) TO      ENDED           TO
                                ---------------------------------------------      OCTOBER 31,      OCTOBER 31,   OCTOBER 31,
                                1996 (E)      1995      1994 (E)    1993 (E)          1992           1996 (E)         1995
                                ---------   ---------   ---------   ---------   -----------------   -----------   ------------
Per Share Operating
Performance:
Net asset value, beginning of
 period.......................  $  11.69    $  12.56    $  14.90    $  11.43        $ 11.43          $ 11.71        $ 11.44
                                ---------   ---------   ---------   ---------   -----------------   -----------   ------------
Income from investment
 operations:
  Net investment income.......      1.17        1.27        0.86        0.70             --             1.34           0.57
  Net realized and unrealized
   gain (loss) on
   investments................      3.09       (1.09)      (1.85)       3.90             --             3.05           0.17
                                ---------   ---------   ---------   ---------   -----------------   -----------   ------------
    Net increase (decrease)
     from investment
     operations...............      4.26        0.18       (0.99)       4.60             --             4.39           0.74
                                ---------   ---------   ---------   ---------   -----------------   -----------   ------------
Distributions to shareholders:
  From net investment
   income.....................     (1.03)      (0.96)      (0.86)      (0.70)            --            (1.16)         (0.44)
  From net realized gain on
   investments................     (0.09)      (0.03)      (0.27)         --             --            (0.11)            --
  In excess of net realized
   gain on investments........        --          --       (0.22)         --             --               --             --
  Return of capital...........        --       (0.06)         --          --             --               --          (0.03)
  From sources other than net
   investment income..........        --          --          --       (0.43)            --               --             --
                                ---------   ---------   ---------   ---------   -----------------   -----------   ------------
    Total distributions.......     (1.12)      (1.05)      (1.35)      (1.13)            --            (1.27)         (0.47)
                                ---------   ---------   ---------   ---------   -----------------   -----------   ------------
Net asset value, end of
 period.......................  $  14.83    $  11.69    $  12.56    $  14.90        $ 11.43          $ 14.83        $ 11.71
                                ---------   ---------   ---------   ---------   -----------------   -----------   ------------
                                ---------   ---------   ---------   ---------   -----------------   -----------   ------------

Total investment return (d)...     38.16%       2.07%      (6.99)%      42.6%            --% (a)       39.38%          6.54% (a)
Ratios and supplemental data:
Net assets, end of period (in
 000's).......................  $251,002    $214,897    $232,423    $127,035        $    53          $15,298        $ 1,463
Ratio of net investment income
 to average net assets........      8.87%      11.20%       6.35%        5.8%           N/A(c)          9.87%         12.20% (b)
Ratio of operating expenses to
 average net assets...........      2.34%       2.40%       2.22%        2.8%           N/A(c)          1.34%          1.40% (b)
Ratio of interest expense to
 average net assets...........      0.04%        N/A        0.22%        N/A            N/A             0.04%           N/A
Portfolio turnover rate++.....       290%         --%         --%         --%            --%             290%            --% (b)

----------------

  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
 (a) Not annualized
 (b) Annualized
 (c) Ratios are not meaningful due to short period of operation.
 (d) Total investment return does not include sales charges.
 (e) These selected per share operating data were calculated based upon weighted average shares outstanding during the year.
N/A  Not applicable

    The accompanying notes are an integral part of the financial statements.
                                      F22

                        GT GLOBAL STRATEGIC INCOME FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                        CLASS A+
                                --------------------------------------------------------
                                                 YEAR ENDED OCTOBER 31,
                                --------------------------------------------------------
                                1996 (E)    1995 (E)      1994      1993 (E)      1992
                                ---------   ---------   ---------   ---------   --------
Per Share Operating
Performance:
Net asset value, beginning of
 period.......................  $  10.32    $  10.88    $  13.61    $  11.25    $ 10.91
                                ---------   ---------   ---------   ---------   --------
Income from investment
 operations:
  Net investment income.......      0.89        0.97        0.79        0.96       0.86
  Net realized and unrealized
   gain (loss) on
   investments................      1.44       (0.69)      (2.14)       2.85       0.31
                                ---------   ---------   ---------   ---------   --------
    Net increase (decrease)
     from investment
     operations...............      2.33        0.28       (1.35)       3.81       1.17
                                ---------   ---------   ---------   ---------   --------
Distributions to shareholders:
  From net investment
   income.....................     (0.82)      (0.80)      (0.79)      (0.96)     (0.83)
  From net realized gain on
   investments................        --          --       (0.38)      (0.37)        --
  In excess of net investment
   income.....................     (0.07)         --          --          --         --
  Return of capital...........        --       (0.04)      (0.21)         --         --
  From sources other than net
   investment income..........        --          --          --       (0.12)        --
                                ---------   ---------   ---------   ---------   --------
    Total distributions.......     (0.89)      (0.84)      (1.38)      (1.45)     (0.83)
                                ---------   ---------   ---------   ---------   --------
Net asset value, end of
 period.......................  $  11.76    $  10.32    $  10.88    $  13.61    $ 11.25
                                ---------   ---------   ---------   ---------   --------
                                ---------   ---------   ---------   ---------   --------

Total investment return (c)...     23.00%       3.06%     (10.44)%      37.0%      11.1%
Ratios and supplemental data:
Net assets, end of period (in
 000's).......................  $185,126    $188,165    $275,241    $287,870    $83,849
Ratio of net investment income
 to average net assets........      8.09%       9.64%       6.74%        7.2%       7.6%
Ratio of expenses to average
 net assets:
  With expense reductions
   (Note 1)...................      1.38%       1.42%       1.40%        1.7%       1.8%
  Without expense
   reductions.................      1.40%       1.45%         --%*        --%*       --%*
Ratio of interest expenses to
 average net assets...........       N/A         N/A        0.10%        N/A        N/A
Portfolio turnover rate++++...       177%        238%        583%        310%       418%

----------------

  + All capital shares issued and outstanding as of October 21, 1992, were reclassified as Class A shares.
 ++ Commencing October 22, 1992, the Fund began offering Class B shares. +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
 (a) Annualized
 (b) Not Annualized
 (c) Total investment return does not include sales charges.
 (d) Ratios are not meaningful due to the short period of operation of Class B shares.
 (e) These selected per share data were calculated based upon weighted average shares outstanding during the period.
  * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.

    The accompanying notes are an integral part of the financial statements.
                                      F23

                        GT GLOBAL STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                           CLASS B++
                                ----------------------------------------------------------------        ADVISOR CLASS+++
                                                                                  OCTOBER 22,      --------------------------
                                                                                      1992            YEAR       JUNE 1, 1995
                                           YEAR ENDED OCTOBER 31,                      TO             ENDED           TO
                                ---------------------------------------------     OCTOBER 31,      OCTOBER 31,   OCTOBER 31,
                                1996 (E)    1995 (E)      1994      1993 (E)          1992          1996 (E)       1995 (E)
                                ---------   ---------   ---------   ---------   ----------------   -----------   ------------
Per Share Operating
Performance:
Net asset value, beginning of
 period.......................  $  10.33    $  10.88    $  13.60    $  11.24       $  11.36         $  10.33       $10.32
                                ---------   ---------   ---------   ---------   ----------------   -----------   ------------
Income from investment
 operations:
  Net investment income.......      0.82        0.91        0.73        0.89           0.01             0.93         0.41
  Net realized and unrealized
   gain (loss) on
   investments................      1.44       (0.69)      (2.14)       2.85          (0.13)            1.44        (0.04)
                                ---------   ---------   ---------   ---------   ----------------   -----------   ------------
    Net increase (decrease)
     from investment
     operations...............      2.26        0.22       (1.41)       3.74          (0.12)            2.37         0.37
                                ---------   ---------   ---------   ---------   ----------------   -----------   ------------
Distributions to shareholders:
  From net investment
   income.....................     (0.75)      (0.73)      (0.72)      (0.89)            --            (0.86)       (0.34)
  From net realized gain on
   investments................        --          --       (0.38)      (0.37)            --               --           --
  In excess of net investment
   income.....................     (0.07)         --          --          --             --            (0.07)          --
  Return of capital...........        --       (0.04)      (0.21)         --             --               --        (0.02)
  From sources other than net
   investment income..........        --          --          --       (0.12)            --               --           --
                                ---------   ---------   ---------   ---------   ----------------   -----------   ------------
    Total distributions.......     (0.82)      (0.77)      (1.31)      (1.38)            --            (0.93)       (0.36)
                                ---------   ---------   ---------   ---------   ----------------   -----------   ------------
Net asset value, end of
 period.......................  $  11.77    $  10.33    $  10.88    $  13.60       $  11.24         $  11.77       $10.33
                                ---------   ---------   ---------   ---------   ----------------   -----------   ------------
                                ---------   ---------   ---------   ---------   ----------------   -----------   ------------

Total investment return (c)...     22.15%       2.48%     (11.02)%      36.2%          (1.1)% (b)      23.39%        3.72% (b)
Ratios and supplemental data:
Net assets, end of period (in
 000's).......................  $333,178    $357,852    $458,550    $310,431       $    533         $    479       $  443
Ratio of net investment income
 to average net assets........      7.44%       8.99%       6.09%        6.5%           N/A(d)          8.44%        9.99% (a)
Ratio of expenses to average
 net assets:
  With expense reductions
   (Note 1)...................      2.03%       2.07%       2.05%        2.4%           N/A(d)          1.03%        1.07% (a)
  Without expense
   reductions.................      2.05%       2.10%         --%*        --%*           --% *          1.05%        1.10% (a)
Ratio of interest expenses to
 average net assets...........       N/A         N/A        0.10%        N/A            N/A              N/A          N/A
Portfolio turnover rate++++...       177%        238%        583%        310%           418%             177%         238%

----------------

  + All capital shares issued and outstanding as of October 21, 1992, were reclassified as Class A shares.
 ++ Commencing October 22, 1992, the Fund began offering Class B shares. +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
 (a) Annualized
 (b) Not Annualized
 (c) Total investment return does not include sales charges.
 (d) Ratios are not meaningful due to the short period of operation of Class B shares.
 (e) These selected per share data were calculated based upon weighted average shares outstanding during the period.
  * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.

    The accompanying notes are an integral part of the financial statements.
                                      F24

                             GT GLOBAL INCOME FUNDS

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                October 31, 1996

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Government Income Fund, GT Global High Income Fund, and GT Global Strategic Income Fund ("Funds") are separate series of G.T. Investment Funds, Inc. ("Company"). Collectively, these Funds are known as the "GT Global Income Funds." The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Company has twelve series of shares in operation, each series corresponding to a distinct portfolio of investments.

The GT Global High Income Fund invests substantially all of its investable assets in the Global High Income Portfolio ("Portfolio"). The Portfolio is organized as a New York Trust and is registered under the 1940 Act as a non-diversified, open-end management investment company.

The Portfolio has investment objectives, policies, and limitations substantially identical to those of its corresponding Fund. Therefore, the financial statements of the Fund and its respective Portfolio have been presented on a consolidated basis, and represent all activities of both the Fund and Portfolio. Through October 31, 1996, all of the shares of beneficial interest of the Portfolio were owned by either its Fund or Chancellor LGT Asset Management, Inc. (the "Manager"), which has a nominal ($100) investment in the Portfolio.

The Funds offer Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of each Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Funds and Portfolio in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles, and the financial statements may include certain estimates made by management.

(A) PORTFOLIO VALUATION
The Funds and the Portfolio calculate the net asset value of and complete orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by the Manager to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors or the Portfolio's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors or the Portfolio's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of each Fund and Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Funds or Portfolio (the phrase "Funds or Portfolio" hereinafter refers to the GT Global Government Income Fund, the GT Global Strategic Income Fund, and the Global High Income Portfolio) after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

A Fund or Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund's or

                                      F25

                             GT GLOBAL INCOME FUNDS

Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by a Fund or Portfolio, it is the Fund's or Portfolio's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund or Portfolio under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by a Fund or Portfolio as an unrealized gain or loss. When the Forward Contract is closed, the Fund or Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amount shown in the Fund's or Portfolio's "Statement of Assets and Liabilities". A Fund or Portfolio could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. A Fund or Portfolio may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When a Fund or Portfolio writes a call or put option, an amount equal to the premium received is included in the Fund's or Portfolio's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund or Portfolio enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund or Portfolio can write options only on a covered basis, which, for a call, requires that the Fund or Portfolio hold the underlying security and, for a put, requires the Fund or Portfolio to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund or Portfolio may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund or Portfolio for the purchase of a call or put option is included in the Fund's or Portfolio's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund or Portfolio has purchased expires on the stipulated expiration date, the Fund or Portfolio realizes a loss in the amount of the cost of the option. If the Fund or Portfolio enters into a closing sale transaction, the Fund or Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund or Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund or Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund or Portfolio may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund or Portfolio may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund or Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract a Fund or Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund or Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund or Portfolio as unrealized gains or losses. When the contract is closed, the Fund or Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund or Portfolio is that the change in value of the underlying securities may not correlate to the change in value of the contracts. A Fund or Portfolio may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is

                                      F26

                             GT GLOBAL INCOME FUNDS

recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. A Fund or Portfolio may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund or Portfolio to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At October 31, 1996, stocks with an aggregate value listed below were on loan to brokers. The loans were secured by cash collateral received by the Funds:

                                                                               YEAR ENDED
                                                  OCTOBER 31, 1996            OCTOBER 31,
                                          --------------------------------        1996
                                          AGGREGATE VALUE        CASH        --------------
GT GLOBAL                                     ON LOAN         COLLATERAL     FEES RECEIVED
----------------------------------------  ---------------   --------------   --------------
Government Income Fund..................   $ 85,475,086      $  92,153,670      $250,204
Strategic Income Fund...................     44,548,682         47,372,677       108,002

For international securities, cash collateral is received by a Fund or Portfolio against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by a Fund or Portfolio against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. Fees received from securities loaned were used to reduce the Funds' or Portfolios' custodian fees.

(I) TAXES
It is the intended policy of the Funds and Portfolios to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Funds to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The GT Global Government Income Fund has a capital loss carryforward of $156,095,393 of which $140,349,807 expires in 2002, and $15,745,586 expires in 2003. The GT Global Strategic Income Fund has a capital loss carryforward of $110,439,537 of which $33,635,683 expires in 2002, and $76,803,854 expires in 2003.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by each Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds or Portfolios and timing differences.

(K) DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the GT Global High Income Fund and the Portfolio in connection with their organization, their initial registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $149,100 and $25,000, respectively. These expenses are being amortized on a straightline basis over a five-year period.

(L) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's or Portfolio's investments in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(M) INDEXED SECURITIES
A Fund or Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N) RESTRICTED SECURITIES
A Fund or Portfolio is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) are shown at the end of the Fund's Portfolio of Investments.

(O) LINE OF CREDIT
For the year ended October 31, 1996, the Global High Income Portfolio periodically borrowed amounts from a bank at a base or Eurodollar rate. The arrangement with the bank allows the Portfolio to borrow a maximum amount of $25,000,000. On February 28 & 29, 1996, the Portfolio borrowed $24,000,000, all of which was repaid on April 18, 1996.

For the year ended October 31, 1996, the weighted average outstanding daily balance of bank loans (based on the number of

                                      F27

                             GT GLOBAL INCOME FUNDS

days the loans were outstanding) was $17,800,000 with a weighted average interest rate of 6.63%. Interest expense for the year ended October 31, 1996 was $163,819.

(P) SECURITIES PURCHASED ON A WHEN-ISSUED OR FORWARD COMMITMENT BASIS
A Fund or Portfolio may trade securities on a when-issued or forward commitment basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund or Portfolio will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date. These securities are identified on the accompanying Portfolio of Investments. The Fund or Portfolio has set aside sufficient cash or liquid high grade debt securities as collateral for these purchase commitments.

2. RELATED PARTIES
Chancellor LGT Asset Management, Inc. is the Funds' and Portfolio's investment manager and administrator. On October 31, 1996, Chancellor Capital Management, Inc. merged with LGT Asset Management, Inc., and the surviving entity was renamed Chancellor LGT Asset Management, Inc. The GT Global Government Income Fund and GT Global Strategic Income Fund each pays the Manager investment management and administration fees at the annualized rate of 0.725% on the first $500 million of the average daily net assets of the Fund; 0.70% on the next $1 billion; 0.675% on the next $1 billion; and 0.65% on amounts thereafter. The GT Global High Income Fund pays administration fees to the Manager at the annualized rate of 0.25% of its average daily net assets. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that a Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

The Global High Income Portfolio pays investment management and administration fees to the Manager at the annualized rate of 0.475% on the first $500 million of average daily net assets of the Portfolio; 0.45% on the next $1 billion; 0.425% on the next $1 billion; and 0.40% on amounts thereafter, plus 2% of the Portfolio's total investment income calculated in accordance with generally accepted accounting principles, adjusted daily for currency revaluations, on a mark to market basis, of the Portfolio's assets; provided, however, that during any fiscal year this amount shall not exceed 2% of the Portfolio's total investment income calculated in accordance with generally accepted accounting principles. These fees are computed daily and paid monthly.

GT Global, Inc. ("GT Global"), an affiliate of the Manager, serves as the Funds' distributor. The Funds offer Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Funds' current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the period ended October 31, 1996, GT Global retained the following sales charges: $55,131 for the GT Global Government Income Fund, $69,243 for the Global High Income Fund, and $23,580 for the GT Global Strategic Income Fund. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Funds' current prospectus. GT Global collected CDSCs for the year ended October 31, 1996, as follows: $17,709 for the GT Global Government Income Fund, $0 for the GT Global High Income Fund and $10,099 for the GT Global Strategic Income Fund. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Funds' current prospectus. For the year ended October 31, 1996, GT Global collected CDSCs in the amount of: $1,449,342 for the GT Global Government Income Fund, $1,739,271 for the Global High Income Fund, and $1,915,487 for the GT Global Strategic Income Fund. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate distribution plans with respect to the Funds' Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which a Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, a Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, a Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B Shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00%

                                      F28

                             GT GLOBAL INCOME FUNDS

annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

The Manager and GT Global voluntarily have undertaken to limit GT Global Government Income Fund and GT Global Strategic Income Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expense) to the maximum annual rate of 1.85%, 2.50%, and 1.50% of the average daily net assets of each Fund's Class A, Class B, and Advisor Class shares, respectively. Similarly, they voluntarily have undertaken to limit GT Global High Income Fund's expenses to the maximum annual rate of 2.20%, 2.85%, and 1.85% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, these limitations will be effected by waivers by the Manager of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or GT Global of portions of each Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of LGT and GT Global, is the transfer agent of the Funds. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Funds and Portfolio. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of a Fund or Portfolio's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the result according to each Fund's average daily net assets.
The Company pays each of its Directors who is not an employee, officer or director of the Manager, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director. The Portfolio pays each of its Trustees who is not an employee, officer or director of the Manager, GT Global or GT Services $500 per year plus $150 for each meeting of the board or any committee thereof attended by the Trustees.

At October 31, 1996, all of the shares of beneficial interest of the Portfolio were owned either by its Fund or the Manager.

3. PURCHASES AND SALES OF SECURITIES
The following summarizes purchases and sales of investment securities, other than short-term investments, by each Fund or Portfolio for the year ended October 31, 1996:

                       PURCHASES AND SALES OF SECURITIES

                                                                                            PURCHASES
                                                                                  ------------------------------
                                                                                  U.S. GOVERNMENT   OTHER ISSUES
                                                                                  ---------------   ------------
GT Global Government Income Fund................................................   $352,752,344     $921,279,705
Global High Income Portfolio....................................................     96,288,547      983,932,679
GT Global Strategic Income Fund.................................................     71,587,672      816,104,575

                                                                                              SALES
                                                                                  ------------------------------
                                                                                  U.S. GOVERNMENT   OTHER ISSUES
                                                                                  ---------------   ------------
GT Global Government Income Fund................................................   $441,687,203     $1,075,693,915
Global High Income Portfolio....................................................     84,315,986     1,020,907,620
GT Global Strategic Income Fund.................................................    109,353,125      896,578,545

4. CAPITAL SHARES
At October 31, 1996, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 400,000,000 were classified as shares of the GT Global Telecommunications Fund; 400,000,000 were classified as shares of GT Global Government Income Fund; 200,000,000 were classified as shares of GT Global Health Care Fund; 200,000,000 were classified as shares of GT Global Strategic Income Fund; 300,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of GT Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of GT Global Latin America Growth Fund; 200,000,000 were classified as shares of GT Global Emerging Markets Fund; 200,000,000 were classified as shares of GT Global High Income Fund; 200,000,000 were classified as shares of GT Global Financial Services Fund; 200,000,000 were classified as shares of GT Global Natural Resources Fund; 200,000,000 were classified as shares of GT Global Infrastructure Fund; and 200,000,000 were classified as shares of GT Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fourteen series of the Company and designated as Advisor Class common stock. 1,400,000,000 shares remain unclassified. Transactions in capital shares of the Funds were as follows:

                                      F29

                             GT GLOBAL INCOME FUNDS

                           CAPITAL SHARE TRANSACTIONS

GT GLOBAL GOVERNMENT INCOME FUND

                                                      YEAR ENDED                           YEAR ENDED
                                                   OCTOBER 31, 1996                     OCTOBER 31, 1995
                                          -----------------------------------  -----------------------------------
CLASS A                                       SHARES             AMOUNT            SHARES             AMOUNT
----------------------------------------  ---------------  ------------------  ---------------  ------------------
Shares sold.............................       19,126,586  $      164,293,090       17,764,859  $      154,603,577
Shares issued in connection with
  reinvestment of distributions.........        1,643,833          14,228,931        2,042,839          17,630,697
                                          ---------------  ------------------  ---------------  ------------------
                                               20,770,419         178,522,021       19,807,698         172,234,274
Share repurchased.......................      (36,969,597)       (318,856,283)     (34,203,619)       (297,666,599)
                                          ---------------  ------------------  ---------------  ------------------
Net decrease............................      (16,199,178) $     (140,334,262)     (14,395,921) $     (125,432,325)
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------


                                                      YEAR ENDED                           YEAR ENDED
                                                   OCTOBER 31, 1996                     OCTOBER 31, 1995
                                          -----------------------------------  -----------------------------------
CLASS B                                       SHARES             AMOUNT            SHARES             AMOUNT
----------------------------------------  ---------------  ------------------  ---------------  ------------------
Shares sold.............................       23,047,364  $      198,774,141       20,700,346  $      178,801,868
Shares issued in connection with
  reinvestment of distributions.........          956,866           8,282,950        1,005,589           8,536,817
                                          ---------------  ------------------  ---------------  ------------------
                                               24,004,230         207,057,091       21,705,935         187,338,685
Share repurchased.......................      (31,688,935)       (273,022,079)     (25,343,381)       (218,171,165)
                                          ---------------  ------------------  ---------------  ------------------
Net decrease............................       (7,684,705) $      (65,964,988)      (3,637,446) $      (30,832,480)
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------

                                                                                          JUNE 1, 1995
                                                      YEARS ENDED              (COMMENCEMENT OF SALE OF SHARES) TO
                                                   OCTOBER 31, 1996                     OCTOBER 31, 1995
                                          -----------------------------------  -----------------------------------
ADVISOR CLASS                                 SHARES             AMOUNT            SHARES             AMOUNT
----------------------------------------  ---------------  ------------------  ---------------  ------------------
Shares sold.............................          105,543  $          891,754           15,659  $          141,450
Shares issued in connection with
  reinvestment of distributions.........            1,345              11,541              397               3,476
                                          ---------------  ------------------  ---------------  ------------------
                                                  106,888             903,295           16,056             144,926
Shares repurchased......................         (111,905)           (948,244)          (1,142)             (9,928)
                                          ---------------  ------------------  ---------------  ------------------
Net increase (decrease).................           (5,017) $          (44,949)          14,914  $          134,998
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------

                                      F30

                             GT GLOBAL INCOME FUNDS

GT GLOBAL HIGH INCOME FUND

                                                      YEAR ENDED                           YEAR ENDED
                                                   OCTOBER 31, 1996                     OCTOBER 31, 1995
                                          -----------------------------------  -----------------------------------
CLASS A                                       SHARES             AMOUNT            SHARES             AMOUNT
----------------------------------------  ---------------  ------------------  ---------------  ------------------
Shares sold.............................       25,694,335  $      346,426,450       25,003,318  $      280,486,242
Shares issued in connection with
  reinvestment of distributions.........          607,445           8,023,249          682,971           7,764,542
                                          ---------------  ------------------  ---------------  ------------------
                                               26,301,780         354,449,699       25,686,289         288,250,784
Share repurchased.......................      (26,422,858)       (355,715,247)     (26,927,729)       (301,862,112)
                                          ---------------  ------------------  ---------------  ------------------
Net decrease............................         (121,078) $       (1,265,548)      (1,241,440) $      (13,611,328)
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------


                                                      YEAR ENDED                           YEAR ENDED
                                                   OCTOBER 31, 1996                     OCTOBER 31, 1995
                                          -----------------------------------  -----------------------------------
CLASS B                                       SHARES             AMOUNT            SHARES             AMOUNT
----------------------------------------  ---------------  ------------------  ---------------  ------------------
Shares sold.............................       14,568,804  $      194,636,619       10,582,935  $      119,426,735
Shares issued in connection with
  reinvestment of distributions.........          765,798          10,086,445          826,797           9,372,626
                                          ---------------  ------------------  ---------------  ------------------
                                               15,334,602         204,723,064       11,409,732         128,799,361
Share repurchased.......................      (16,793,522)       (225,719,415)     (11,542,431)       (128,317,008)
                                          ---------------  ------------------  ---------------  ------------------
Net increase (decrease).................       (1,458,920) $      (20,996,351)        (132,699) $          482,353
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------

                                                                                          JUNE 1, 1995
                                                      YEAR ENDED                    (COMMENCEMENT OF SALE OF
                                                   OCTOBER 31, 1996                SHARES) TO OCTOBER 31, 1995
                                          -----------------------------------  -----------------------------------
ADVISOR CLASS                                 SHARES             AMOUNT            SHARES             AMOUNT
----------------------------------------  ---------------  ------------------  ---------------  ------------------
Shares sold.............................        1,706,101  $       23,413,749          133,919  $        1,558,699
Shares issued in connection with
  reinvestment of distributions.........           40,101             546,903            4,923              57,262
                                          ---------------  ------------------  ---------------  ------------------
                                                1,746,202          23,960,652          138,842           1,615,961
Share repurchased.......................         (839,670)        (11,309,193)         (13,845)           (160,158)
                                          ---------------  ------------------  ---------------  ------------------
Net increase............................          906,532  $       12,651,459          124,997  $        1,455,803
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------

                                      F31

                             GT GLOBAL INCOME FUNDS

GT GLOBAL STRATEGIC INCOME FUND

                                                      YEAR ENDED                           YEAR ENDED
                                                   OCTOBER 31, 1996                     OCTOBER 31, 1995
                                          -----------------------------------  -----------------------------------
CLASS A                                       SHARES             AMOUNT            SHARES             AMOUNT
----------------------------------------  ---------------  ------------------  ---------------  ------------------
Shares sold.............................       15,025,486  $      168,473,834       10,413,395  $      105,118,727
Shares issued in connection with
  reinvestment of distributions.........          829,046           9,085,802        1,180,205          11,913,775
                                          ---------------  ------------------  ---------------  ------------------
                                               15,854,532         177,559,636       11,593,600         117,032,502
Shares repurchased......................      (18,331,797)       (204,237,090)     (18,672,585)       (187,700,412)
                                          ---------------  ------------------  ---------------  ------------------
Net decrease............................       (2,477,265) $      (26,677,454)      (7,078,985) $      (70,667,910)
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------


                                                      YEAR ENDED                           YEAR ENDED
                                                   OCTOBER 31, 1996                     OCTOBER 31, 1995
                                          -----------------------------------  -----------------------------------
CLASS B                                       SHARES             AMOUNT            SHARES             AMOUNT
----------------------------------------  ---------------  ------------------  ---------------  ------------------
Shares sold.............................       12,778,909  $      141,835,937        5,950,544  $       60,333,373
Shares issued in connection with
  reinvestment of distributions.........        1,206,362          13,216,165        1,633,228          16,496,489
                                          ---------------  ------------------  ---------------  ------------------
                                               13,985,271         155,052,102        7,583,772          76,829,862
Shares repurchased......................      (20,318,197)       (224,904,917)     (15,079,063)       (151,484,130)
                                          ---------------  ------------------  ---------------  ------------------
Net decrease............................       (6,332,926) $      (69,852,815)      (7,495,291) $      (74,654,268)
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------

                                                                                          JUNE 1, 1995
                                                      YEAR ENDED               (COMMENCEMENT OF SALE OF SHARES) TO
                                                   OCTOBER 31, 1996                     OCTOBER 31, 1995
                                          -----------------------------------  -----------------------------------
ADVISOR CLASS                                 SHARES             AMOUNT            SHARES             AMOUNT
----------------------------------------  ---------------  ------------------  ---------------  ------------------
Shares sold.............................          278,551  $        3,010,280           44,461  $          465,129
Shares issued in connection with
  reinvestment of distributions.........            3,931              43,156            1,535              15,708
                                          ---------------  ------------------  ---------------  ------------------
                                                  282,482           3,053,436           45,996             480,837
Shares repurchased......................         (284,638)         (3,054,110)          (3,115)            (32,174)
                                          ---------------  ------------------  ---------------  ------------------
Net increase (decrease).................           (2,156) $             (674)          42,881  $          448,663
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------

5. WRITTEN OPTIONS:
The Global High Income Portfolio's written options contract activity for the year ended October 31, 1996 was as follows:

                      COVERED CALL AND PUT OPTIONS WRITTEN

                                                                                                             UNDERLYING
                                                                                                               NOMINAL
                                                                                                               AMOUNT     PREMIUMS
                                                                                                             -----------  ---------
Options outstanding at October 31, 1995....................................................................            0  $       0
Options written............................................................................................    7,000,000    101,500
Options cancelled in closing purchase transactions.........................................................            0          0
Options expired prior to exercise..........................................................................   (7,000,000)  (101,500)
Options exercised..........................................................................................            0          0
                                                                                                             -----------  ---------
Options outstanding at October 31, 1996....................................................................            0  $       0
                                                                                                             -----------  ---------
                                                                                                             -----------  ---------

--------------
FEDERAL TAX INFORMATION:
Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as capital gain dividends for the fiscal year ended October 31, 1996:

                                                                                                            CAPITAL GAIN
FUND                                                                                                          DIVIDEND
----------------------------------------------------------------------------------------------------------  ------------
Government Income.........................................................................................           --
High Income...............................................................................................   $1,206,836
Strategic Income..........................................................................................           --

                                      F32

                             GT GLOBAL INCOME FUNDS

                                     NOTES

--------------------------------------------------------------------------------

                             GT GLOBAL INCOME FUNDS

                                     NOTES

--------------------------------------------------------------------------------

                             GT GLOBAL INCOME FUNDS

                                     NOTES

--------------------------------------------------------------------------------

                             GT GLOBAL INCOME FUNDS

                             GT GLOBAL MUTUAL FUNDS


  GT GLOBAL OFFERS A BROAD RANGE OF MUTUAL FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL MUTUAL FUNDS, INCLUDING FEES, EXPENSES AND THE RISKS OF GLOBAL AND EMERGING MARKET INVESTING AND THE RISKS OF INVESTING IN RELATED INDUSTRIES, PLEASE CONTACT YOUR FINANCIAL ADVISER OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580.


GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity for U.S. investors by investing outside the U.S.

GT GLOBAL EMERGING MARKETS GROWTH FUND
Gives access to the growth potential of developing economies

/ / GLOBAL THEME FUNDS

GT GLOBAL CONSUMER PRODUCTS AND
SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL HEALTH CARE FUND
Invests in the growing health care industries worldwide

GT GLOBAL INFASTRUCTURE FUND
Seeks companies that build, improve or maintain a country's infastructure

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA MID CAP GROWTH FUND
Concentrates on medium-sized companies in the U.S.

GT GLOBAL AMERICA VALUE FUND
Concentrates on equity securities of U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Invests in global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in a portfolio of emerging market debt securities

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

[LOGO]

  NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY GT GLOBAL GOVERNMENT INCOME FUND, GT GLOBAL STRATEGIC INCOME FUND, GT GLOBAL HIGH INCOME FUND, GLOBAL HIGH INCOME PORTFOLIO, CHANCELLOR LGT ASSET MANAGEMENT, INC. OR GT GLOBAL, INC. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

                                                                      INCSX703MC